UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statements

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BEIGENE, LTD.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022
1193684967

BeiGene

# 2022 Proxy Statement
## & Notice of Annual Meeting

Notice of 2022 Annual General Meeting of Shareholders
PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
This document shall also serve as a circular to holders of the ordinary shares of BeiGene, Ltd. for purposes of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited (the “HK Listing Rules”) and the Science and Technology Innovation Board of the Shanghai Stock Exchange (the “STAR Market Rules”)
BEIGENE, LTD.
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands

Time and Date June 22, 2022 at 7:00 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands

Record Date
The record date for the determination of the shareholders entitled to vote at our Annual Meeting of Shareholders, or any adjournments or postponements thereof, was
5:00 a.m. Cayman Islands Time on April 18, 2022

General Information
Nasdaq: BGNE	HKEX: 06160	SSE: 688235

Notice of 2022 Annual General Meeting of Shareholders
Notice is hereby given that the 2022 Annual General Meeting of Shareholders (the “Annual Meeting”) of BeiGene, Ltd. (the “Company”) will be held on June 22, 2022, at 7:00 a.m. local time, at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands. The purpose of the meeting is to consider and vote on the following:
1.
ordinary resolution: to re-elect Anthony C. Hooper to serve as a Class III director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

2.
ordinary resolution: to re-elect Ranjeev Krishana to serve as a Class III director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

3.
ordinary resolution: to re-elect Xiaodong Wang to serve as a Class III director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

4.
ordinary resolution: to re-elect Qingqing Yi to serve as a Class III director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

5.
ordinary resolution: to re-elect Margaret Dugan to serve as a Class I director until the 2023 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal;

6.
ordinary resolution: to re-elect Alessandro Riva to serve as a Class I director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

7.
ordinary resolution: to approve and ratify the selection of Ernst & Young LLP, Ernst & Young Hua Ming LLP and Ernst & Young as the Company’s reporting accounting firms for the fiscal year ending December 31, 2022;

8.
ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with (i) unissued ordinary shares (excluding our ordinary shares listed on the STAR Market and traded in RMB (“RMB shares”)) and/or American Depositary Shares (“ADSs”) not exceeding 20% of the total number of issued ordinary shares (excluding RMB shares) of the Company and/or (ii) unissued RMB shares not exceeding 20% of the total number of issued RMB shares of the Company, each as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

9.
ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

10.
ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement;

11.
ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;

12.
ordinary resolution: to approve the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at

Notice of 2022 Annual General Meeting of Shareholders
approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 to the Share Purchase Agreement dated October 31, 2019, as amended, by and between the Company and Amgen;
13.
ordinary resolution: to approve the grant of restricted share units (“RSUs”) with a grant date fair value of US$4,000,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in this Proxy Statement;

14.
ordinary resolution: to approve the grant of RSUs with a grant date fair value of US$1,000,000 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

15.
ordinary resolution: to approve the grant of RSUs with a grant date fair value of US$200,000 to each of other non-executive and independent non-executive directors, Mr. Anthony C. Hooper, Mr. Timothy Chen, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

16.
ordinary resolution: to approve Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan to increase the number of authorized shares available for issuance by 66,300,000 ordinary shares, subject to the condition that the number of ordinary shares that may be issued under new options granted under the 2016 Plan and the 2018 Inducement Plan may not exceed 10% of the issued share capital as of the date of the shareholders’ resolution approving Amendment No. 2 to the Amended 2016 Plan;

17.
ordinary resolution: non-binding, advisory vote on the compensation of our named executive officers, as disclosed in this Proxy Statement;

18.
ordinary resolution: to approve the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above; and

19.
to transact such other business as may properly come before the Annual Meeting.

The proposals for the election of directors relate to the election of Class III directors and two Class I directors nominated by the Board of Directors. Proposals 8 through 15 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
The Board of Directors has fixed 5:00 a.m. Cayman Islands Time on April 18, 2022 as the record date. Holders of record of our ordinary shares as of 5:00 a.m. Cayman Islands Time on the record date are entitled to attend and vote at the Annual Meeting and any adjournment or postponement.
We intend to hold the Annual Meeting in person at the location specified above. However, we are actively monitoring the coronavirus (“COVID-19”) pandemic and we are sensitive to the public health and travel concerns our shareholders may have and the protocols that national and local governments may impose. In the event that it is not possible or advisable to hold the Annual Meeting in person at the location specified above, we will announce on our Annual Meeting website (www.beigene.com), the website of the U.S. Securities and Exchange Commission (www.sec.gov), the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk) and the website of Shanghai Stock Exchange (www.sse.com.cn) alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting at an alternative location or by means of remote communication. Please monitor our Annual Meeting website, and the websites of the U.S. Securities and Exchange Commission, Hong Kong Exchanges and Clearing Limited and Shanghai Stock Exchange for updated information. If you are planning to attend the Annual Meeting, please check the websites one week prior to the meeting date. As always, we encourage you to vote your shares by proxy or voting instruction prior to the Annual Meeting.
The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Board of Directors has approved the proposals and recommends that you vote FOR each director nominee and FOR each other proposal described in this Proxy Statement.
Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this Proxy Statement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this Proxy Statement.

Notice of 2022 Annual General Meeting of Shareholders
This Proxy Statement, for which the directors collectively and individually accept full responsibility, includes particulars given in compliance with the HK Listing Rules for the purpose of giving information with regard to the Company. The directors, having made all reasonable inquiries, confirm that to the best of their knowledge and belief, the information contained in this Proxy Statement is accurate and complete in all material respects and not misleading or deceptive, and there are no other matters the omission of which would make any statement herein or this Proxy Statement misleading.
As of the date of this Proxy Statement, the Board of Directors of the Company comprises Mr. John V. Oyler as Chairman and executive director, Dr. Xiaodong Wang and Mr. Anthony C. Hooper as non-executive directors, and Mr. Timothy Chen, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi as independent non-executive directors.
Your vote is important.
As promptly as possible, you are urged to complete, sign, date and return the accompanying form of proxy to Mourant Governance Services (Cayman) Limited (for holders of our ordinary shares registered on our Cayman Islands register) and to Computershare Hong Kong Investor Services Limited (for holders of our ordinary shares registered on our Hong Kong register) no later than 7:00 a.m. Cayman Islands Time / 8:00 a.m. New York Time / 8:00 p.m. Hong Kong Time, on June 20, 2022 or your voting instructions to Citibank, N.A. (for holders of our ADSs) no later than 10:00 a.m. New York Time, on June 13, 2022 if you wish to exercise your voting rights. Holders of our RMB shares as of the record date who wish to exercise their voting rights can vote either through (i) the voting platform of the Shanghai Stock Exchange (“SSE”) trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the Science and Technology Innovation Board (“STAR Market”) of the SSE on June 22, 2022; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 22, 2022. Holders of our RMB shares as of the record date can also attend the Annual Meeting in person to vote on the proposals. Further announcement will be made by the Company on the website of the SSE regarding the voting arrangements for holders of RMB shares listed on the STAR Market of the SSE in accordance with the STAR Market Rules.

Notice of 2022 Annual General Meeting of Shareholders
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 22, 2022
The accompanying Proxy Statement and annual report to shareholders for the year ended December 31, 2021 will also be available to the public at www.beigene.com under “Investors — Nasdaq investors”, “— HKEX investors” and “— SSE investors”, on the website of the U.S. Securities and Exchange Commission (www.sec.gov), on the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk) and on the website of Shanghai Stock Exchange (www.sse.com.cn). The form of proxy for use at the 2022 Annual General Meeting of Shareholders is also enclosed. Such form of proxy is also published on the websites of the Company (www.beigene.com), the U.S. Securities and Exchange Commission (www.sec.gov), and Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk). A form of proxy to be used by holders of RMB shares will be published on the website of the Shanghai Stock Exchange (www.sse.com.cn).
By Order of the Board of Directors,
Scott A. Samuels
Senior Vice President, General Counsel
           , 2022
Notice to holders of the ordinary shares of BeiGene, Ltd.:
This Proxy Statement is important and requires your immediate attention. If you are in any doubt as to any aspect of this Proxy Statement or as to the action to be taken, you should consult your stockbroker or other registered dealer in securities, bank manager, solicitor, professional accountant or other professional adviser.

BeiGene, Ltd.
Proxy Statement for
2022 Annual General Meeting
of Shareholders
i :: BeiGene 2022 Proxy Statement

General Information
PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
BeiGene, Ltd.
Proxy Statement
for the 2022 Annual General Meeting of Shareholders
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of BeiGene, Ltd. (the “Company”) for use at its 2022 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on June 22, 2022 at 7:00 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, for the purpose of considering and, if thought fit, passing the resolutions specified in the Notice of Annual General Meeting. This Proxy Statement is being mailed to shareholders on or about           , 2022.
We intend to hold the Annual Meeting in person at the location specified above. However, we are actively monitoring the coronavirus (“COVID-19”) pandemic and we are sensitive to the public health and travel concerns our shareholders may have and the protocols that national and local governments may impose. In the event that it is not possible or advisable to hold the Annual Meeting in person at the location specified above, we will announce on our Annual Meeting website (www.beigene.com), the website of the U.S. Securities and Exchange Commission (www.sec.gov), the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk) and the website of Shanghai Stock Exchange (www.sse.com.cn) alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting at an alternative location or by means of remote communication. Please monitor our Annual Meeting website, and the websites of the U.S. Securities and Exchange Commission, Hong Kong Exchanges and Clearing Limited and Shanghai Stock Exchange for updated information. If you are planning to attend the Annual Meeting, please check the websites one week prior to the meeting date. As always, we encourage you to vote your shares by proxy or voting instruction prior to the Annual Meeting.
For a proxy to be effective, it must be properly executed and dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) at the offices of our registrar in the Cayman Islands, Mourant Governance Services (Cayman) Limited (the “Cayman Registrar”) (for holders of our ordinary shares registered on our Cayman Islands register of members (the “Cayman Register”)) or at the offices of our registrar in Hong Kong, Computershare Hong Kong Investor Services Limited (the “HK Registrar”) (for holders of our ordinary shares registered on our Hong Kong register of members (the “HK Register”)) so as to be received no later than 7:00 a.m. Cayman Islands Time / 8:00 a.m. New York Time / 8:00 p.m. Hong Kong Time, on June 20, 2022. Each proxy properly tendered will, unless otherwise directed by the shareholder, be voted:
1.
FOR the re-election of Anthony C. Hooper to serve as a Class III director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

2.
FOR the re-election of Ranjeev Krishana to serve as a Class III director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

3.
FOR the re-election of Xiaodong Wang to serve as a Class III director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

4.
FOR the re-election of Qingqing Yi to serve as a Class III director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

5.
FOR the re-election of Margaret Dugan to serve as a Class I director until the 2023 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal;

6.
FOR the re-election of Alessandro Riva to serve as a Class I director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

BeiGene 2022 Proxy Statement :: 1

General Information
7.
FOR the approval and ratification of the selection of Ernst & Young LLP, Ernst & Young Hua Ming LLP and Ernst & Young as the Company’s reporting accounting firms for the fiscal year ending December 31, 2022;

8.
FOR the approval, within the parameters of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue, allot or deal with (i) unissued ordinary shares (excluding our ordinary shares listed on the STAR Market and traded in RMB (“RMB shares”)) and/or American Depositary Shares (“ADSs”) not exceeding 20% of the total number of issued ordinary shares (excluding RMB shares) of the Company and/or (ii) unissued RMB shares not exceeding 20% of the total number of issued RMB shares of the Company, each as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

9.
FOR the approval, within the parameters of the HK Listing Rules, of the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

10.
FOR the authorization of the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement;

11.
FOR the authorization of the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;

12.
FOR the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 (the “Restated Second Amendment”) to the Share Purchase Agreement dated October 31, 2019 (the “Share Purchase Agreement”), as amended, by and between the Company and Amgen;

13.
FOR the grant of restricted share units (“RSUs”) with a grant date fair value of US$4,000,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in this Proxy Statement;

14.
FOR the grant of RSUs with a grant date fair value of US$1,000,000 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

15.
FOR the grant of RSUs with a grant date fair value of US$200,000 to each of other non-executive and independent non-executive directors, Mr. Anthony C. Hooper, Mr. Timothy Chen, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi, under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;

16.
FOR the approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan to increase the number of authorized shares available for issuance by 66,300,000 ordinary shares, subject to the condition that

2 :: BeiGene 2022 Proxy Statement

General Information
the number of ordinary shares that may be issued under new options granted under the 2016 Plan and the 2018 Inducement Plan may not exceed 10% of the issued share capital as of the date of the shareholders’ resolution approving Amendment No. 2 to the Amended 2016 Plan;
17.
FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement;

18.
FOR the approval of the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above; and

19.
At the discretion of the proxy holder(s) with regard to all other matters that may properly come before the Annual Meeting.

Proposals 8 through 15 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
We will pay all of the costs of soliciting proxies. Our directors, officers and employees may also solicit proxies; however, we will not pay them additional compensation for any of these services. Proxies may be solicited by telephone, email, facsimile, personal solicitation or otherwise.
In this Proxy Statement, the terms “BeiGene,” “we,” “us,” and “our” refer to BeiGene, Ltd., and, unless the context otherwise requires, refer to its subsidiaries as well. The mailing address of our principal executive offices is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
Please note that while our proxy materials and our Annual Report on Form 10-K are available on our website, no other information contained on the website is incorporated by reference into or considered to be part of this document or our Annual Report on Form 10-K.
Shareholders Entitled to Vote; Record Date
Only holders of record of our ordinary shares, par value US$0.0001 per share, at 5:00 a.m. Cayman Islands Time on April 18, 2022 (the “record date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting. As of 5:00 a.m. Cayman Islands Time on the record date, we had outstanding           ordinary shares, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting, except as otherwise provided in this Proxy Statement. On the record date,           of the           outstanding ordinary shares were held in the name of Citibank, N.A. (the “Depositary”) as depositary for the ADSs, which issues Company-sponsored American Depositary Receipts, evidencing           ADSs that in turn each represent 13 of our ordinary shares, and 115,055,260 of the outstanding ordinary shares were RMB shares. Each shareholder of record is entitled to one vote for each ordinary share held by such shareholder.
Quorum
We are an exempted company incorporated in the Cayman Islands with limited liability, and our affairs are governed by our amended and restated memorandum and articles of association, which we refer to as our “articles”; the Companies Act (as amended) of the Cayman Islands, which we refer to as the “Cayman Companies Act”; and the common law of the Cayman Islands.
The quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll. The quorum required for a general meeting at which a special resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least two-thirds of all votes capable of being exercised on a poll.
BeiGene 2022 Proxy Statement :: 3

General Information
Voting
An ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting, while a special resolution requires the affirmative vote of at least two-thirds of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting (except for certain types of winding up of the Company, in which case the required majority to pass a special resolution is 100%). Both ordinary resolutions and special resolutions may also be passed by a unanimous written resolution signed by all the shareholders of our Company, as permitted by the Cayman Companies Act and our articles. A special resolution is required for important matters such as a change of name and amendments to our articles. Our shareholders may effect certain changes by ordinary resolution, including increasing the amount of our authorized share capital, consolidating and dividing all or any of our share capital into shares of larger amounts than our existing shares and cancelling any authorized but unissued shares.
Proposals 1 through 18 of this Proxy Statement are all ordinary resolutions. The quorum required for the Annual Meeting to approve Proposals 1 through 18 shall consist of shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll. Approval of Proposals 1 through 18 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting.
Persons who hold our ordinary shares directly on the Cayman Register on the record date (“Cayman record holders”) must either (1) return an executed form of proxy (a) by mail or by hand to the offices of the Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (b) by email at BeiGene@mourant.com; or (2) attend the Annual Meeting in person to vote on the proposals.
Persons who hold our ordinary shares directly on the HK Register on the record date (“HK record holders,” and together with the Cayman record holders, “record holders”) must either (1) return an executed form of proxy by mail or by hand to the offices of the HK Registrar: Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong; or (2) attend the Annual Meeting in person to vote on the proposals.
Persons who hold our RMB shares listed on the STAR Market of the Shanghai Stock Exchange on the record date must either (1) vote through the online voting systems of the Shanghai Stock Exchange; or (2) attend the Annual Meeting in person to vote on the proposals. For online voting arrangements, holders of our RMB shares as of the record date who wish to exercise their voting rights can vote either through (i) the voting platform of the Shanghai Stock Exchange trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the STAR Market on June 22, 2022; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 22, 2022. Further announcement will be made by the Company on the website of the Shanghai Stock Exchange regarding the voting arrangements for holders of RMB shares listed on the STAR Market of the Shanghai Stock Exchange in accordance with the STAR Market Rules.
However, in the event that it is not possible or advisable for shareholders to travel to the location specified above to attend the meeting in person due to the COVID-19 pandemic, shareholders must vote their shares prior to the Annual Meeting by returning an executed form of proxy as described above. Holders of RMB shares can continue to vote online as described above.
Persons who own our ordinary shares indirectly on the record date through a brokerage firm, bank or other financial institution, including persons who own our ordinary shares in the form of ADSs through the Depositary (“beneficial owners”), must return a voting instruction form to have their shares or the shares underlying their ADSs, as the case may be, voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial owners may either vote these shares on behalf of the beneficial owners if permitted by applicable rules or return a proxy leaving these shares un-voted (a “broker non-vote”).
ADS holders are not entitled to vote directly at the Annual Meeting, but the Deposit Agreement, dated as of February 5, 2016, as amended (the “Deposit Agreement”), by and among the Depositary, the Company and the holders of ADSs permits registered holders of ADSs as of the record date to instruct the Depositary how to exercise their voting rights pertaining to the ordinary shares so represented. The Depositary has agreed that it will endeavor, insofar as practicable and permitted under applicable law and the provisions of the Deposit Agreement, to vote (in person or by delivery to the Company of a proxy) the ordinary shares registered in
4 :: BeiGene 2022 Proxy Statement

General Information
the name of the Depositary in accordance with the voting instructions received from the ADS holders. If the Depository does not receive instructions from a holder, such holder shall be deemed, and the Depository shall (unless otherwise specified in the notice distributed to holders of ADSs) deem such holder, to have instructed the Depository to give a discretionary proxy to a person designated by us to vote the ordinary shares represented by such holders’ ADSs, provided that no such discretionary proxy may be given by the Depositary with respect to any matter to be voted upon that we inform the Depositary that (a) we do not wish such proxy to be given, (b) substantial opposition exists, or (c) the rights of holders of ordinary shares may be materially adversely affected. In the event that the instruction card is executed but does not specify the manner in which the ordinary shares represented are to be voted (i.e., by marking a vote “FOR,” “AGAINST” or any other option), the Depositary will vote in respect of each proposal as recommended by the Board of Directors as described in the Notice of Annual General Meeting. Instructions from the ADS holders must be sent to the Depositary so that the instructions are received by no later than 10:00 a.m. New York Time on June 13, 2022.
Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal.
We have retained the Cayman Registrar to hold and maintain our Cayman Register and the HK Registrar to hold and maintain our HK Register. The Cayman Registrar and the HK Registrar will be engaged by us to take delivery of completed forms of proxy posted to them in accordance with the details above.
We encourage you to vote by proxy by mailing or emailing or sending by hand an executed form of proxy in accordance with the instructions and deadlines above. Voting in advance of the meeting will ensure that your shares will be voted and reduce the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting. Any record holder of our ordinary shares may attend the Annual Meeting in person and may revoke the enclosed form of proxy at any time by:
•
executing and delivering to the Cayman Registrar or the HK Registrar, as applicable, a later-dated proxy by mail or email or by hand pursuant to the instructions above until 7:00 a.m. Cayman Islands Time / 8:00 a.m. New York Time / 8:00 p.m. Hong Kong Time on June 20, 2022; or

•
voting in person at the Annual Meeting.

However, in the event that it is not possible or advisable for shareholders to travel to the location specified above to attend the meeting in person due to the COVID-19 pandemic, any record holder of our ordinary shares may revoke the enclosed form of proxy at any time by executing and delivering to the Cayman Registrar or the HK Registrar, as applicable, a later-dated proxy by mail or email or by hand pursuant to the instructions above until 7:00 a.m. Cayman Islands Time / 8:00 a.m. New York Time / 8:00 p.m. Hong Kong Time on June 20, 2022.
Beneficial owners of our ordinary shares and ADSs representing our ordinary shares who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution or the Depositary, as applicable, for information on how to do so. Beneficial owners who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding our ordinary shares on their behalf in order to obtain a “legal proxy” which will allow them to both attend the meeting and vote in person. Without a legal proxy, beneficial owners cannot attend or vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. Record holders of ADSs who wish to attend the Annual Meeting and vote in person should contact the Depositary (and beneficial owners wishing to do the same should contact their brokerage firm, bank or other financial institution holding their ADSs) to cause their ADSs to be cancelled and the underlying shares to be withdrawn in accordance with the terms and conditions of the Deposit Agreement so as to be recognized by us as a record holder of our ordinary shares.
The Company strongly recommends that you monitor the development of the COVID-19 pandemic and assess, based on social distancing practices, the necessity for attending the Annual Meeting in person. Accordingly, the Board of Directors respectfully requests that the shareholders appoint the Chairman of the Annual Meeting as their proxy rather than a third party to attend and vote on their behalf at the Annual Meeting (or any adjournment or postponement thereof).
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General Information
No Appraisal Rights
Our shareholders have no rights under the Cayman Companies Act or under our articles to exercise dissenters’ or appraisal rights with respect to the proposals being voted on.
Expenses of Solicitation
We are making this solicitation and will pay the entire cost of preparing and distributing the proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for any Internet access charges that you may incur. Our officers, directors and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, emails or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.
Procedure for Submitting Shareholder Proposals
The Cayman Companies Act provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our articles allow our shareholders holding in aggregate not less than one-tenth of the voting rights of issued shares and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders, in which case the Board of Directors is obliged to convene an extraordinary general meeting and to submit the resolutions put forward to a vote at such meeting. Additionally, under our articles, at a properly requisitioned extraordinary general meeting, our shareholders will have right to propose resolutions with respect to the election, appointment or removal of directors. Our articles provide no other right to put any proposals before annual general meetings or extraordinary general meetings. As a Cayman Islands exempted company, we are not obligated by law to call annual general meetings of shareholders. However, our corporate governance guidelines require us to call such meetings every year to the extent required by the listing rules of any stock exchange on which our ordinary shares or ADSs are traded.
Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting of shareholders by submitting their proposals in writing to us in a timely manner. In order to be considered for inclusion in the proxy statement for the 2023 annual general meeting of shareholders, shareholder proposals must be received at our principal executive offices no later than December 30, 2022, and must otherwise comply with the requirements of Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any shareholder proposal for the annual general meeting of shareholders in 2023, which is submitted outside the processes of Rule 14a-8, shall be considered untimely unless received by the Company in writing no earlier than February 22, 2023 and no later than March 24, 2023. If the date of the annual general meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the U.S. Securities and Exchange Commission (“SEC”), and on the website of Hong Kong Exchange and Clearing Limited (www.hkexnews.hk) and the website of Shanghai Stock Exchange (www.sse.com.cn). A copy of all notices of proposals by shareholders should be sent to us at BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 23, 2023.
Results of Annual Meeting
Results of the Annual Meeting will be posted on the website of the Company (www.beigene.com), on the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk), on the website of Shanghai Stock Exchange (www.sse.com.cn) upon the conclusion of the Annual Meeting, and on the website of the SEC (www.sec.gov) in a Current Report on Form 8-K filed by us within four business days of the conclusion of the Annual Meeting.
6 :: BeiGene 2022 Proxy Statement

General Information
OVERVIEW OF PROPOSALS
This Proxy Statement contains the following 18 proposals requiring shareholder action:
Proposals 1 to 6 request the re-election of six directors to the Board of Directors;
Proposal 7 requests the approval and ratification of the appointment of Ernst & Young LLP, Ernst & Young Hua Ming LLP and Ernst & Young as our reporting accounting firms for the fiscal year ending December 31, 2022;
Proposal 8 requests the approval, within the parameters of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue, allot or deal with (i) unissued ordinary shares (excluding RMB shares) and/or ADSs not exceeding 20% of the total number of issued ordinary shares (excluding RMB shares) of the Company and/or (ii) unissued RMB shares not exceeding 20% of the total number of issued RMB shares of the Company, each as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement.
Proposal 9 requests the approval, within the parameters of the HK Listing Rules, of the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement.
Proposal 10 requests the authorization of the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Existing Shareholders, subject to the conditions described in this Proxy Statement;
Proposal 11 requests the authorization of the Company and its underwriters, in their sole discretion, to allocate to Amgen up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;
Proposal 12 requests the approval of the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 to the Share Purchase Agreement dated October 31, 2019, as amended, by and between the Company and Amgen;
Proposal 13 requests the approval of the grant of RSUs with a grant date fair value of US$4,000,000 to Mr. John V. Oyler under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;
Proposal 14 requests the approval of the grant of RSUs with a grant date fair value of US$1,000,000 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;
Proposal 15 requests the approval of the grant of RSUs with a grant date fair value of US$200,000 to each of other non-executive and independent non-executive directors, Mr. Anthony C. Hooper, Mr. Timothy Chen, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi,under the 2016 Plan, according to the terms and conditions described in this Proxy Statement;
Proposal 16 requests the approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan to increase the number of authorized shares available for issuance by 66,300,000 ordinary shares;
BeiGene 2022 Proxy Statement :: 7

General Information
Proposal 17 requests the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement; and
Proposal 18 requests the approval of the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above (the “Adjournment Proposal”).
Proposals 8 through 15 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules. Each of the proposals is discussed in more detail in the pages that follow.
8 :: BeiGene 2022 Proxy Statement

PROPOSALS 1 – 6. Election of Directors
Our articles provide that persons standing for election as directors at a duly constituted general meeting of shareholders with a requisite quorum shall be elected by an ordinary resolution of our shareholders, which requires the affirmative vote of a simple majority of the votes cast on the resolution by the shareholders entitled to vote who are present in person or by proxy at the meeting. Our articles further provide that the Board of Directors will be divided into three groups designated as Class I, Class II and Class III with as nearly equal a number of directors in each group as possible, with each director serving a three-year term and until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.
Upon the expiration of the term of each class, each director in that class, if nominated by the Board of Directors, shall be eligible for re-election at the annual general meeting to hold office for another three-year term and until such director’s successor has been duly elected. Our articles provide that, unless otherwise determined by shareholders in a general meeting, the Board of Directors will consist of not less than three directors. We have no provisions relating to retirement of directors upon reaching a specified age.
In the event of a vacancy arising from the resignation of a director or as an addition to the existing board, the Board of Directors may, by the affirmative vote of a simple majority of the remaining directors present and voting at a board meeting, appoint any person to be a director.
For so long as our ordinary shares or ADSs are listed on The Nasdaq Global Select Market (“Nasdaq”), and The Stock Exchange of Hong Kong Limited (“HKEx”), our directors are required to comply with the director nomination procedures of the Nasdaq Stock Market and the HK Listing Rules, and the Board of Directors is required to include at least such number of independent directors as required by the Nasdaq rules and the HK Listing Rules.
The terms of the Class III directors are scheduled to expire on the date of the 2022 Annual Meeting. Our current Class III directors were most recently elected by the shareholders at the 2019 Annual Meeting. Additionally, Jing-Shyh (Sam) Su resigned from the Board of Directors on January 31, 2022. On February 1, 2022, the Board of Directors was enlarged from 11 to 12 members and Margaret Dugan and Alessandro Riva were appointed to fill the two vacancies. Each of Drs. Dugan and Riva serve as a Class I director until the date of the Annual Meeting. Based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”), the Board of Directors’ nominees for election by the shareholders are Xiaodong Wang, Anthony C. Hooper, Ranjeev Krishana and Qingqing Yi, who are the current Class III members, as well as Margaret Dugan and Alessandro Riva, who are the two new Class I members. If elected, each nominee of Class III and Class I members will serve as a director until the annual general meeting of shareholders in 2025 and 2023, respectively, and until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.
We have received from each of Ranjeev Krishana, Qingqing Yi, Margaret Dugan and Alessandro Riva an annual confirmation of independence pursuant to the Nasdaq rules and Rule 3.13 of the HK Listing Rules and consider each of them independent under the Nasdaq rules and the HK Listing Rules.
The names of and certain information about the directors in each of the three classes are set forth below. There are no family relationships among any of our directors or executive officers.
The proxy in the form presented will be voted, unless otherwise indicated, for the election of each of the Class III and Class I director nominees listed above to the Board of Directors. If any of the nominees should for any reason be unable or unwilling to serve at any time prior to the Annual Meeting, the proxies will be voted for the election of a substitute nominee designated by the Board of Directors.
Set forth below are the biographies of each director, as well as a discussion of the particular experience, qualifications, attributes, and skills that led the Board of Directors to conclude that each such person nominated to serve or currently serving on the Board of Directors should serve as a director.
BeiGene 2022 Proxy Statement :: 9

PROPOSALS 1 – 6. Election of Directors
Nominees of Class III Directors for Election for a Three-Year Term Ending at the 2025 Annual General Meeting
The names of the nominees for Class III directors and certain information about each as of April 1, 2022 are set forth below.
Name	Position(s)	Directors Since	Age
Anthony C. Hooper	Director	2020	67
Ranjeev Krishana	Director	2014	48
Xiaodong Wang	Director	2016	59
Qingqing Yi	Director	2014	50
Anthony C. Hooper

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 67 Director Since: Jan. 2020 Committees: Audit Committee Commercial and Medical Affairs Advisory Committee (Chairman) Nominating and Corporate Governance Committee	Experience:
	Jan. 2020-Present:	Amgen (Consultant)
	2018-2020:	Amgen (Executive Vice President)
Prior:	Sept. 2018-Jan. 2020: Amgen (Executive Vice President)
2011-Aug. 2018: Amgen, Global Commercial Operations (Executive Vice President)
Bristol Myers Squibb Company (Senior Vice President, Commercial Operations and President, U.S., Japan and Intercontinental; President, Americas; President, U.S. Pharmaceuticals, Worldwide Pharmaceuticals Group)
Wyeth Laboratories (Assistant Vice President of Global Marketing)

Other Public Company Directorships:
2020-Present: MannKind Corporation
2020-Present: Amplity, Inc.
Former Public Company Directorships:
N/A
Qualifications:
Mr. Hooper earned his law and MBA degrees from the University of South Africa in 1978 and 1988, respectively. We believe Mr. Hooper’s extensive experience and knowledge in the healthcare sector and broad international experience in pharmaceutical commercial operations qualify him to serve on the Board of Directors.
As of April 1, 2022, Mr. Hooper was interested in 92,651 ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

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PROPOSALS 1 – 6. Election of Directors
Ranjeev Krishana

MEMBER and LEAD DIRECTOR OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 48 Director Since: Oct. 2014 Committees: Commercial and Medical Affairs Advisory Committee Compensation Committee	Experience:
	2011-Present:	Baker Bros. Advisors LP (Head of International Investments)
	Prior:	Pfizer, Inc. (various commercial, strategy and business development leadership roles) Pfizer China (Senior Director and Member of China Leadership Team) Accenture plc (Strategy Consultant)

Other Public Company Directorships:
N/A
Former Public Company Directorships:
N/A
Qualifications:
Mr. Krishana received a B.A. in Economics and Political Science from Brown University in May 1995, and a Master of Public Policy from Harvard University in June 2011. We believe Mr. Krishana’s knowledge of the healthcare sector across international markets qualifies him to serve on the Board of Directors.
As of April 1, 2022, Mr. Krishana was interested in 361,998 ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeiGene 2022 Proxy Statement :: 11

PROPOSALS 1 – 6. Election of Directors
Dr. Xiaodong Wang

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 59 Director Since: Feb. 2016 Committees: Scientific Advisory Committee (Co-Chair)	Experience:
	2020-Present:	Tsinghua University (Chair Professor)
	2013-Present:	Chinese Academy of Sciences (Foreign Associate)
	2004-Present:	Joyant Pharmaceuticals, Inc. (Founder) National Academy of Science, USA (Member)
	2003-Present:	National Institute of Biological Sciences in Beijing (Founding Co-Director; Director and Investigator)
	Prior:	University of Texas Southwestern Medical Center (George L. MacGregor Distinguished Chair Professor) Howard Hughes Medical Institute (Investigator)

Other Public Company Directorships:
2021-Present: Clover Biopharmaceutical Ltd. (Non-executive Director and Member of the Compensation Committee)
Former Public Company Directorships:
N/A
Qualifications:
Dr. Wang received his B.S. in Biology from Beijing Normal University in July 1984 and his Ph.D. in Biochemistry from the University of Texas Southwestern Medical Center in May 1991. We believe that Dr. Wang’s extensive experience in cancer drug research, combined with his experience in the biotech industry, qualifies him to serve as a member of the Board of Directors.
As of April 1, 2022, Dr. Wang was interested in 21,025,267 ordinary shares of the Company within the meaning of Part XV of the Hong Kong Securities and Futures Ordinance (the “SFO”). The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

12 :: BeiGene 2022 Proxy Statement

PROPOSALS 1 – 6. Election of Directors
Qingqing Yi

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 50 Director Since: Oct. 2014 Committees: Compensation Committee (Chairman) Scientific Advisory Committee	Experience:
	2005-Present:	Hillhouse Capital (Partner)
	Prior:	China International Capital Corporation (Equity Research Analyst)

Other Public Company Directorship:
N/A
Former Public Company Directorships:
N/A
Qualifications:
Mr. Yi received a B.S. degree in Engineering from Shanghai Maritime University in July 1995 and an MBA from the University of Southern California in May 2003. We believe Mr. Yi’s extensive experience in capital markets and knowledge of the healthcare sector qualify him to serve on the Board of Directors.
As of April 1, 2022, Mr. Yi was interested in 352,716 ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeiGene 2022 Proxy Statement :: 13

PROPOSALS 1 – 6. Election of Directors
Nominees of Class I Directors for Election for a Three-Year Term Ending at the 2023 Annual General Meeting
The names of the nominees for Class I directors and certain information about each as of April 1, 2022 are set forth below.
Name	Position(s)	Directors Since	Age
Margaret Dugan	Director	2022	65
Alessandro Riva	Director	2022	61
Dr. Margaret Han Dugan

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 65 Director Since: Feb. 2022 Committees: Commercial and Medical Affairs Advisory Committee Scientific Advisory Committee	Experience:
	2018-Present:	Dracen Pharmaceuticals (Chief Medical Officer)
	2018-2020	Salarius Pharmaceuticals (Senior Medical Advisor and Consultant)
Prior:	Novartis Pharmaceuticals Corp. (Senior Vice President and Global Program Head, Oncology)
Schering-Plough (Director, Oncology Clinical Research)
American Cyanamid (Deputy Director, Clinical Research, Oncology)
New York University Medical Center (Research Fellow, Hematology and Oncology Clinical Trials)

Other Public Company Directorships:
N/A
Former Public Company Directorships:
N/A
Qualifications:
Dr. Dugan received her B.A. from New York University in 1977 and her M.D. in hematology and oncology from New York University in 1981. We believe that Dr. Dugan’s extensive scientific and leadership experience in the healthcare sector qualifies her to serve on, and contribute to the diversity of, the Board of Directors.
As of April 1, 2022, Dr. Dugan was interested in 22,581 ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

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PROPOSALS 1 – 6. Election of Directors
Dr. Alessandro Riva

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 61 Director Since: Feb. 2022 Committees: Nominating and Corporate Governance Committee Scientific Advisory Committee	Experience:
	2021-Present:	Intima Bioscience (CEO)
	2021	Ichnos Sciences (CEO)
	2017-2019	Gilead Sciences (Executive Vice President and Global Head of Oncology Therapeutics and Cell & Gene Therapy)
Prior:
Novartis Pharmaceuticals (Executive Vice President and Global Head of Oncology Development and Medical Affairs)
Novartis Oncology (Interim President)
Breast Cancer International Research Group (Co-Founder)
Cancer International Research Group (Co-Founder and CEO)
Farmitalia Carlo Erba
Rhône-Poulenc Rorer
Aventis

Other Public Company Directorships:
2021-Present: Century Therapeutics
Former Public Company Directorships:
N/A
Qualifications:
Dr. Riva received his M.D. in medicine and surgery from the University of Milan and board certification in oncology and hematology from the same institution. We believe that Dr. Riva’s extensive scientific and management experience in the healthcare sector qualifies him to serve on the Board.
As of April 1, 2022, Dr. Riva was interested in 22,581 ordinary shares of the Company within the meaning of Part XV of the SFO. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeiGene 2022 Proxy Statement :: 15

PROPOSALS 1 – 6. Election of Directors
Nomination Policy and Procedure for Independent Non-executive Directors
When nominating candidates for election to the Board of Directors, the Nominating Committee of the Board of Directors evaluates skills, knowledge and experience required by the Board of Directors, and identifies if there are any special requirements for the vacancy.
The Nominating Committee identifies appropriate candidates and discusses and votes in respect of the nominated directors, and recommends candidates for directors to the Board of Directors. In reviewing the structure of the Board of Directors, the Nominating Committee will consider board diversity from a number of aspects, including but not limited to nationality, ethnicity, gender, age, skills, expertise, and industry and regional experience. All Board of Directors nominations will be based on meritocracy and candidates will be considered against criteria including talent, skills and experience as may be necessary for the operation of the Board of Directors as a whole, with a view to maintaining a sound balance of the Board of Directors’ composition, and where nomination of independent non-executive directors is under consideration, the requirements of Rule 3.13 of the HK Listing Rules shall be satisfied.
The Nominating Committee is of the view that the re-election of Dr. Xiaodong Wang as a non-executive director will bring to the Company a wealth of extensive experience in cancer drug research and the biotech industry.
The Nominating Committee is of the view that the re-election of Mr. Anthony C. Hooper as a non-executive director will enrich the Company’s knowledge and experience in the healthcare sector and international pharmaceutical commercial operations.
The Nominating Committee is of the view that the re-election of Mr. Ranjeev Krishana as an independent non-executive director will enrich the Company’s knowledge and experience in the healthcare sector across international markets.
The Nominating Committee is of the view that the re-election of Mr. Qingqing Yi as an independent non-executive director will enrich the Company’s knowledge and experience in capital markets and the healthcare sector.
The Nominating Committee is of the view that the re-election of Dr. Margaret Dugan as an independent non-executive director will enrich the Company’s knowledge and experience in scientific and clinical development and promote diversity on the Board of Directors.
The Nominating Committee is of the view that the re-election of Dr. Alessandro Riva as an independent non-executive director will enrich the Company’s knowledge and experience in the healthcare sector.
In view of the above, in April 2022, the Nominating Committee recommended to the Board of Directors that Dr. Xiaodong Wang, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Mr. Qingqing Yi, Dr. Margaret Dugan and Dr. Alessandro Riva be nominated for re-election to the Board of Directors and the Board of Directors has recommended them to be elected by shareholders at the Annual Meeting.
The Board of Directors considers that each of the candidates for independent non-executive director has many years of experience working in various sectors globally and has made significant contributions. Their election will facilitate better supervision of the Company’s business operations. Moreover, each of the candidates for independent non-executive directors has confirmed his or her independence pursuant to Rule 3.13 of the HK Listing Rules. The Board of Directors also considers that Mr. Ranjeev Krishana, Mr. Qingqing Yi, Dr. Margaret Dugan and Dr. Alessandro Riva meet the independence guidelines set out in Rule 3.13 of the HK Listing Rules and is independent in accordance with the terms of the guidelines.
16 :: BeiGene 2022 Proxy Statement

PROPOSALS 1 – 6. Election of Directors
Directors Not Standing for Re-Election
The names of and certain information as of April 1, 2022 about the members of the Board of Directors who are not standing for re-election at the 2022 Annual Meeting are set forth below.
Name	Position(s)	Director Since	Age
John V. Oyler	Director	2010	54
Timothy Chen	Director	2016	65
Donald W. Glazer	Director	2013	77
Michael Goller	Director	2015	47
Thomas Malley	Director	2016	53
Corazon (Corsee) D. Sanders	Director	2020	65
Class I Directors Continuing in Office Until the 2023 Annual General Meeting
John V. Oyler

CHAIRMAN OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 54 Director Since: Oct. 2010 Committees: N/A	Experience:
	2010-Present:	BeiGene, Ltd. (Co-founder, CEO and Chairman)
Prior:	BioDuro, LLC (President and Chief Executive Officer)
Galenea Corp. (Chief Executive Officer)
Telephia, Inc. (Founder and President)
Genta, Inc. (Co-Chief Executive Officer)
McKinsey & Company (Management Consultant)

Other Public Company Directorships:
N/A
Former Public Company Directorships:
N/A
Qualifications
Mr. Oyler received his B.S. from the Massachusetts Institute of Technology in June 1990 and an MBA from Stanford University in January 1996. We believe that Mr. Oyler’s extensive leadership, executive, managerial, business and pharmaceutical and biotechnology company experience, along with his years of industry experience in the development of pharmaceutical products, qualifies him to serve as a member of the Board of Directors.

BeiGene 2022 Proxy Statement :: 17

PROPOSALS 1 – 6. Election of Directors
Timothy Chen

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 65 Director Since: Feb. 2016 Committees: Commercial and Medical Affairs Advisory Committee Compensation Committee	Experience:
	Jan. 2016-Mar. 2018:	Asia Pacific Telecom (President and CEO) Hon Hai Technology Group (Corporate Vice President)
Prior:	Telstra International Group (President and Advisor to CEO)
GL Capital Group, China Opportunities Fund (Partner)
National Basketball Association China (CEO)
Microsoft Greater China Region (Corporate Vice President and CEO)
Motorola (Corporate Vice President)
Motorola (China) Electronics (Chairman and President)
21CN Cybernet (CEO)
Motorola (China) Electronics (General Manager)
AT&T Bell Laboratories

Other Public Company Directorships:
2019-Present: Suirui Technology Group, Ltd. (Deputy Chairman)
2019-Present: CCID Consulting Company, Ltd.
2016-Present: Asia Pacific Telecom
Former Public Company Directorships:
Foxconn Industrial Internet Company (Chairman)
Autohome (Chairman)
Qingdao Haier Co., Ltd.
Telstra Corporation, Ltd.
Guiyand Longmaster Information and Technology Company, Ltd.
Motorola (China) Electronics (Chairman)
Qualifications:
Mr. Chen earned an MBA Degree from the University of Chicago in August 1991 and a master’s degree in computer science and mathematics from Ohio State University in June 1982. We believe that Mr. Chen’s extensive business expertise in Asia and globally qualifies him to serve as a member of the Board of Directors.

18 :: BeiGene 2022 Proxy Statement

PROPOSALS 1 – 6. Election of Directors
Class II Directors Continuing in Office Until the 2024 Annual General Meeting
Donald W. Glazer

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 77 Director Since: Feb. 2013 Committees: Nominating and Corporate Governance Committee (Chairman)	Experience:
	1997-Present:	Goodwin Procter LLP (Advisory Counsel)
Prior:	Provant, Inc. (Co-Founder and Secretary)
Mugar/Glazer Holdings (President)
New England Television Corp. and WHDH-TV, Inc. (Vice Chairman of Finance)
Ropes & Gray LLP, Emerging Companies Group (Associate, Partner and Chair)
Harvard Law School (Lecturer)

Other Public Company Directorships:
2015-Present: GMO Trust (Chairman)
2000-Present: GMO Trust (Member of the Board of Trustees)
Former Public Company Directorships:
Provant, Inc. (Vice Chairman)
New England Television Corp.
Environics, Inc.
Kronos, Incorporated
Reflective Technologies, Inc.
Teleco Oilfield Services, Inc.
Qualifications:
Mr. Glazer received his A.B. from Dartmouth College in June 1966; J.D. from Harvard Law School in June 1969, where he was an editor of the Harvard Law Review; and L.L.M. from the University of Pennsylvania Law School in May 1970.
Additionally, Mr. Glazer is a co-author of both Glazer and FitzGibbon on Legal Opinions, Third Edition (Aspen Publishers) and Massachusetts Corporation Law & Practice, Second Edition (Aspen Publishers).
We believe that Mr. Glazer’s qualifications to serve on the Board of Directors include his extensive leadership, executive, managerial, business, and corporate legal experience.

BeiGene 2022 Proxy Statement :: 19

PROPOSALS 1 – 6. Election of Directors
Michael Goller

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 47 Director Since: Apr. 2015 Committees: Nominating and Corporate Governance Committee Scientific Advisory Committee	Experience:
	2005-Present:	Baker Brother Investments (Partner)
	Prior:	JPMorgan Partners, LLC (Associate) Merrill Lynch and Co. (Investment Banker)

Other Public Company Directorships:
2015-Present: DBV Technologies SA
Former Public Company Directorships:
Levo Therapeutics, Inc.
diaDexus, Inc.
Qualifications:
Mr. Goller received a B.S. in Molecular and Cell Biology from The Pennsylvania State University in May 1997, and a Master in both Biotechnology (School of Engineered and Applied Sciences) and Business Administration (Wharton School) from the University of Pennsylvania in May 2005.
We believe that Mr. Goller is qualified to serve on the Board of Directors based on his experience in the life sciences industry and for his knowledge in financial and corporate development matters.

Thomas Malley

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 53 Director Since: Jan. 2016 Committees: Audit Committee (Chairman) Scientific Advisory Committee	Experience:
	2007-Present:	Mossrock Capital, LLC (President)
	Prior:	Janus Mutual Funds Janus Global Life Sciences Fund (Portfolio Manager, Equity Analyst)

Other Public Company Directorships:
2015-Present: Kura Oncology, Inc.
2016-Present: Kiniksa Pharmaceuticals, Ltd.
Former Public Company Directorships:
OvaScience, Inc.
Synageva BioPharma Corp.
Puma Biotechnology, Inc.
Cougar Biotechnology, Inc.
Qualifications:
Mr. Malley received a B.S. in Biology from Stanford University in June 1991. We believe that Mr. Malley’s experience in the biopharmaceutical industry, including serving on other boards of directors, and his financial and executive experience qualify him to serve on the Board of Directors.

20 :: BeiGene 2022 Proxy Statement

PROPOSALS 1 – 6. Election of Directors
Dr. Corazon (Corsee) D. Sanders

MEMBER OF THE BOARD OF DIRECTORS, BEIGENE, LTD.

Age: 65 Director Since: Aug. 2020 Committees: Audit Committee Commercial and Medical Affairs Advisory Committee Scientific Advisory Committee (Co-chair)	Experience:
	Nov. 2019-Feb. 2020:	Bristol Myers Squibb Corporation, Global Development Group (Interim Transition Advisor)
	Mar. 2018-Nov. 2019:	Celgene Corporation (Strategic Advisor to the Chief Medical Officer)
Prior:	Juno Therapeutics Inc. (Executive Vice President of Development Operations)
Genentech/Roche (Member of Late Stage Portfolio Committee; Global Head of Late Stage Clinical Operations; Global Head of Biometrics group; and Genentech Head of Design, Analysis, Technology & Administration)

Other Public Company Directorships:
2019-Present: Fred Hutchinson Cancer Research Center (Member of the Board of Trustees)
2019-Present: Molecular Templates Inc.
2020-Present: Legend Biotech Corporation
2021-Present: Ultragenyx Pharmaceutical Inc
Former Public Company Directorships:
N/A
Qualifications:
Dr. Sanders earned her B.S. and M.S. in statistics, graduating magna cum laude from the University of the Philippines, and her M.A. and Ph.D. in statistics from the Wharton Doctoral Program at the University of Pennsylvania.
We believe that Dr. Sanders’ extensive experience and knowledge in the healthcare sector and her scientific and leadership experience qualify her to serve on, and contribute to the diversity of, the Board of Directors.

BeiGene 2022 Proxy Statement :: 21

PROPOSALS 1 – 6. Election of Directors
Board Diversity Matrix
The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. The Board satisfies the minimum objectives of Nasdaq Rule 5605(f)(3) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority (as defined by Nasdaq Rules).
	As of April 18, 2022
Total Number of Directors	12
	Female	Male	Decline to Disclose
Part I: Gender Identity
Directors	1	10	1
Part II: Demographic Background
Asian	1	4
White		6
LGBTQ+	1
22 :: BeiGene 2022 Proxy Statement

PROPOSALS 1 – 6. Election of Directors
Vote Required and Board of Directors’ Recommendation
Each director nominated for election will be elected if a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy vote at the Annual Meeting in favor of such director. Broker non-votes and abstentions with respect to one or more Class III or Class I directors will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
The proposals for the election of directors relate solely to the election of Class III and Class I directors nominated by the Board of Directors.
The Board of Directors recommends that shareholders vote FOR the election of each of the Class III and Class I director nominees listed above.
BeiGene 2022 Proxy Statement :: 23

Proposal 7. Approval and Ratification of Appointment of Independent Auditors
Upon recommendation of the Audit Committee of the Board of Directors (the “Audit Committee”), the Board of Directors has appointed (a) Ernst & Young LLP, located in Boston, Massachusetts, United States, as the Company’s independent registered accounting firm for the audits of the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2022 to be filed with the SEC, (b) Ernst & Young, located in Hong Kong, People’s Republic of China (“PRC”), as the Company’s reporting accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2022 to be filed with the HKEx, and (c) Ernst & Young Hua Ming LLP, located in Beijing, PRC, as the Company’s reporting accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2022 to be filed with the SSE. Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP are members of the global Ernst & Young firm. The Board of Directors recommends that shareholders vote for approval and ratification of these appointments. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider these appointments. Ernst & Young Hua Ming LLP has audited our financial statements filed with the SEC and internal control over financial reporting for the fiscal years ended December 31, 2021 and 2020. Ernst & Young has audited our financial statements filed with the HKEx for the fiscal years ended December 31, 2021 and 2020. In March 2022, the Audit Committee approved the engagement of Ernst & Young LLP for the audits of the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2022 to be filed with the SEC, as further described below. We expect representatives of Ernst & Young LLP, Ernst & Young Hua Ming LLP and Ernst & Young to be available at the Annual Meeting in person or via teleconference and available to respond to appropriate questions. They will have the opportunity to make a statement if they desire to do so.
Change in Independent Registered Public Accounting Firm for Financial Statements to be Filed with the SEC
The Audit Committee conducted a review process to consider the selection of our independent registered public accounting firm for the audits of our consolidated financial statements and internal control over financial reporting as of and for the fiscal year ending December 31, 2022 to be filed with the SEC. As previously disclosed, on March 23, 2022, following the Audit Committee’s review process, Ernst & Young Hua Ming LLP, located in Beijing, PRC, resigned as the Company’s independent registered accounting firm for the audits of the Company’s financial statements and internal control over financial reporting to be filed with the SEC. Following the Audit Committee’s review process and the resignation of Ernst & Young Hua Ming LLP, the Audit Committee approved the engagement of Ernst & Young LLP, located in Boston, Massachusetts, United States, as the Company’s independent registered accounting firm for the audits of the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2022 to be filed with the SEC.
No changes were made to the accounting firms who audit the Company’s financial statements filed with the SSE and the HKEx, which will remain Ernst & Young Hua Ming LLP, located in Beijing, PRC, and Ernst & Young, located in Hong Kong, PRC, respectively.
The audit reports of Ernst & Young Hua Ming LLP on the Company’s financial statements and internal control over financial reporting as of and for the fiscal years ended December 31, 2021 and 2020 filed with the SEC did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2021 and 2020, and in the subsequent interim period through March 23, 2022, there were no disagreements, as set forth in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, with Ernst & Young Hua Ming LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young Hua Ming LLP, would have caused them to make reference to the subject matter of the disagreements in their reports on the consolidated financial statements for such years, and no reportable events occurred as set forth in Item 304(a)(1)(v) of Regulation S-K.
During the fiscal years ended December 31, 2021 and 2020, and in the subsequent interim period through March 23, 2022, the Company did not consult with Ernst & Young LLP, located in Boston, Massachusetts, United States, on any matter regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.
24 :: BeiGene 2022 Proxy Statement

Proposal 7. Approval and Ratification of Appointment of Independent Auditors
Auditors’ Fees
The following table summarizes the fees of Ernst & Young Hua Ming LLP and Ernst & Young, our registered independent public accounting firms, billed to us for each of the last two fiscal years.
	2021			2020
Fee Category	Ernst & Young Hua Ming LLP	Ernst & Young	Total	Ernst & Young Hua Ming LLP	Ernst & Young	Total
Audit Fees(1)	US$6,647,000	US$580,000	US$7,227,000	US$3,313,000	US$498,000	US$3,811,000
Tax Fees(2)	—			—	US$25,000	US$25,000
All Other Fees(3)	—			—	US$72,000	US$72,000
Total Fees	US$6,647,000	US$580,000	US$7,227,000	US$3,313,000	US$595,000	US$3,908,000

(1)
Audit fees consist of fees for the audits of our financial statements and internal control over financial reporting for SEC filings, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, audit services associated with our registration statements, prospectus supplements, services related to the Company’s Hong Kong Stock Exchange filings, services related to the Company’s STAR Market offering and listing, annual report filings and other statutory and regulatory filings.

(2)
Tax fees consist of fees incurred for tax advisory services.

(3)
All other fees consist of compliance related consulting services.

Pre-approval Policies
The Board of Directors has adopted policies and procedures for the pre-approval of audit and non-audit services by the Audit Committee for the purpose of maintaining the independence of our independent auditors. Specifically, the Audit Committee considers whether the services violate the SEC’s general standards of auditor independence, whether scope of services includes specific prohibited non-audit services or would create prohibited relationships between the Company and Ernst & Young Hua Ming LLP and Ernst & Young and their affiliated entities. We may not engage our independent auditors to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee.
Pursuant to its pre-approval policy, the Audit Committee may delegate its authority to pre-approve services to the chairperson of the Audit Committee. The decisions of the chairperson to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to the management.
The Audit Committee has considered the services provided by Ernst & Young Hua Ming LLP and Ernst & Young as described above and believes that they are compatible with maintaining the firms’ independence as our external auditors. In accordance with Regulation S-X, Rule 2-01, paragraph (c)(7)(i), no fees for services in 2021 and 2020 were approved pursuant to any waivers of the pre-approval requirement.
BeiGene 2022 Proxy Statement :: 25

Proposal 7. Approval and Ratification of Appointment of Independent Auditors
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 7 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 7 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR approval and ratification of the appointment of Ernst & Young LLP, Ernst & Young Hua Ming LLP and Ernst & Young as our reporting accounting firms for the fiscal year ending December 31, 2022.

26 :: BeiGene 2022 Proxy Statement

Proposal 8. General Mandate to Issue Shares
In order to give the Company the flexibility to issue ordinary shares (including RMB shares) and/or ADSs if and when appropriate and in accordance with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with (i) unissued ordinary shares (excluding RMB shares) and/or ADSs not exceeding 20% of the total number of issued ordinary shares (excluding RMB shares) of the Company (i.e., a total of           ordinary shares as of April 18, 2022 on the basis that no further ordinary shares are issued or repurchased before the Annual Meeting) and/or (ii) unissued RMB shares not exceeding 20% of the total number of issued RMB shares of the Company (i.e., a total of           RMB shares as of April 18, 2022 on the basis that no further RMB shares are issued or repurchased before the Annual Meeting), each as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company (the “General Mandate to Issue Shares”). The General Mandate to Issue Shares shall remain in force until:
(a)
the conclusion of the next annual general meeting of shareholders of the Company unless, by an ordinary resolution passed at that meeting, the General Mandate to Issue Shares is renewed, either unconditionally or subject to conditions; or

(b)
revoked or varied by an ordinary resolution of the shareholders in a general meeting,

whichever occurs first.
Proposal 8 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
The Board of Directors does not have any current plan to issue any new shares pursuant to the General Mandate to Issue Shares.
The adoption of the General Mandate to Issue Shares is not conditioned on the shareholder approval of the Connected Person Placing Authorization I and the Connected Person Placing Authorization II described in Proposals 10 and 11.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 8 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 8 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the General Mandate to Issue Shares.
BeiGene 2022 Proxy Statement :: 27

Proposal 9. General Mandate to Repurchase Shares
In order to give the Company the flexibility to repurchase ordinary shares (excluding RMB shares) and/or ADSs if and when appropriate and in accordance with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of such ordinary resolution (i.e., a total of           ordinary shares as of April 18, 2022 on the basis that no further ordinary shares are issued or repurchased before the Annual Meeting) up to the next annual general meeting of shareholders of the Company (the “General Mandate to Repurchase Shares”). The General Mandate to Repurchase Shares shall remain in force until:
(a)
the conclusion of the next annual general meeting of shareholders of the Company unless, by an ordinary resolution passed at that meeting, the General Mandate to Repurchase Shares is renewed, either unconditionally or subject to conditions; or

(b)
revoked or varied by an ordinary resolution of the shareholders in a general meeting,

whichever occurs first.
Proposal 9 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules. For the avoidance of doubt, no consent of shareholders in general meeting is required for any repurchase of the RMB shares by the Company under the HK Listing Rules.
The Board of Directors does not have any current plan to repurchase shares pursuant to the General Mandate to Repurchase Shares.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 9 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 9 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the General Mandate to Repurchase Shares.
28 :: BeiGene 2022 Proxy Statement

Explanatory Statement
This explanatory statement contains the information required pursuant to Rule 10.06(1)(b) of the HK Listing Rules.
INTRODUCTION
1. Issued Shares
As of April 1, 2022 (the “Latest Practicable Date”), the total number of ordinary shares outstanding was 1,334,805,269. Subject to the passing of Proposal 9 and on the basis that no further ordinary shares are issued or repurchased prior to the Annual Meeting, the Company would be allowed under the General Mandate to Repurchase Shares to repurchase a maximum of 133,480,526 ordinary shares, representing 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of Proposal 9.
2. Reasons for Repurchase
The directors believe that it is in the best interests of the Company and its shareholders as a whole to have a general authority from its shareholders to enable the directors to repurchase ordinary shares (excluding RMB shares) and/or ADSs. Such repurchases may, depending on specific circumstances, lead to an increase in net assets per share and/or earnings per share of the Company and will only be made when the directors have reason to believe that such a repurchase will generally benefit the Company and its shareholders as a whole.
3. Funding of Repurchase
Repurchases of the ordinary shares (excluding RMB shares) and/or ADSs must be funded out of funds legally available for such purpose in accordance with our articles, the applicable listing rules of the stock exchanges on which our shares or ADSs are listed and all applicable laws and regulations of the Cayman Islands, including profits of the Company. In the event that the General Mandate to Repurchase Shares was to be exercised in full at any time during the proposed period within which the General Mandate to Repurchase Shares may be exercised, there might be a material adverse impact on the working capital and/or gearing position of the Company as compared with the position of the Company as disclosed in the audited financial statements for the year ended December 31, 2021 contained in the 2021 annual report of the Company filed with the HKEx. However, the directors do not propose to exercise the General Mandate to Repurchase Shares to such an extent as would, in the circumstances, have a material adverse effect on the working capital and/or the gearing position which in the opinion of the directors are from time to time appropriate for the Company.
4. Share Prices
The highest and lowest prices at which the shares were traded on the HKEx during each of the previous 12 months up to the Latest Practicable Date were as follows:
	Highest (HK$)	Lowest (HK$)
Apr-21	213.400	176.000
May-21	227.000	180.300
Jun-21	225.000	189.700
Jul-21	211.200	151.300
BeiGene 2022 Proxy Statement :: 29

Explanatory Statement
	Highest (HK$)	Lowest (HK$)
Aug-21	205.400	151.100
Sep-21	278.600	194.000
Oct-21	233.200	202.800
Nov-21	239.600	206.200
Dec-21	217.000	152.000
Jan-22	164.600	118.000
Feb-22	138.000	120.400
Mar-22	132.100	82.500
5. Undertaking
The directors have undertaken to the HKEx that, so far as the same may be applicable, they will exercise the power of the Company to make repurchases pursuant to the General Mandate to Repurchase Shares to be approved under Proposal 9 in accordance with the HK Listing Rules and the laws of the Cayman Islands. None of the directors nor, to the best of their knowledge having made all reasonable enquires, their close associates, have any present intention to sell any shares or ADSs to the Company under the General Mandate to Repurchase Shares if such is approved by the shareholders. No core connected persons of the Company have notified the Company that they have a present intention to sell shares or ADSs to the Company, or have undertaken not to do so, in the event that the General Mandate to Repurchase Shares is approved by the shareholders.
6. Takeovers Code
If, on exercise of the power to repurchase ordinary shares (excluding RMB shares) and/or ADSs pursuant to the General Mandate to Repurchase Shares, a shareholder’s proportionate interest in the voting rights of the Company increases, such increase will be treated as an acquisition for the purposes of Rules 26 and 32 of the Takeovers Code of Hong Kong (the “Takeover Code”). As a result, a shareholder or group of shareholders acting in concert could obtain or consolidate control of the Company and become obliged to make a mandatory offer in accordance with Rules 26 and 32 of the Takeovers Code. The directors have no present intention to exercise the General Mandate to Repurchase Shares to such an extent as would result in any mandatory offer obligation arising.
7. Share Repurchase made by the Company
The Company did not repurchase any ordinary shares and/or ADSs in the six months preceding the Latest Practicable Date.
30 :: BeiGene 2022 Proxy Statement

Proposal 10. Connected Person Placing Authorization I
As a commercial stage biotechnology company, the Company believes that efficient access to capital on a continuing basis is essential to funding the Company’s business plans, and participation in capital raisings by biotech-focused funds with deep industry knowledge (such as the Company’s existing shareholders, Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”)), is often crucial to the success of capital raising transactions. In connection with the Company’s listing on the HKEx in August 2018, the Company therefore applied for, and the HKEx granted, a waiver (the “Waiver”) from strict compliance with Rule 13.36(1) of the HK Listing Rules and the independent shareholder approval requirements set out in Chapter 14A of the HK Listing Rules in respect of the Connected Person Placing Authorization I (as defined below).
In order to give the Company the flexibility to issue ordinary shares and/or ADSs to certain connected persons if and when appropriate and to comply with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to authorize the Company and its underwriters, in their sole discretion, to, in the Company’s securities offerings, allocate to each of the Existing Shareholders, up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the General Mandate to Issue Shares set forth in Proposal 8 for a period of five years, which period will be subject to an extension on a rolling basis each year, subject to the following conditions (the “Connected Person Placing Authorization I”):
(1)
the Company will put forward Proposals 8 and 10 to its shareholders in the next general meeting following the HKEx listing, which will be convened within four months after its listing (to clarify, this condition was satisfied in December 2018);

(2)
the Connected Person Placing Authorization I and the shareholder approval of the General Mandate to Issue Shares are not interdependent in that our shareholders may approve the General Mandate to Issue Shares without approving the Connected Person Placing Authorization I;

(3)
the Existing Shareholders shall abstain from voting on the Connected Person Placing Authorization I;

(4)
the Connected Person Placing Authorization I is only valid to the extent the Existing Shareholders individually hold less than 50% of the then-outstanding share capital of the Company;

(5)
any securities issued to the Existing Shareholders in an offering conducted pursuant to the General Mandate to Issue Shares shall be for cash consideration only and not as consideration for any acquisition;

(6)
none of the Existing Shareholders shall be entitled to have representatives on the committee of the Board of Directors responsible for determining the specific pricing of any offering;

(7)
apart from the potential pro rata allocation, the Existing Shareholders will subscribe for securities on the same terms and conditions as all other placees in any offering and none of the Existing Shareholders shall be entitled to any preferential treatment with respect to any offering conducted;

(8)
the Company will put forward Proposals 8 and 10 to its shareholders at each subsequent annual general meeting after its listing on the HKEx; and

(9)
the Company remains listed on the Nasdaq.

Proposal 10 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
Subject to the conditions above, if the Connected Person Placing Authorization I is approved at the Annual Meeting, the Company and its underwriters will be able to place, in the Company’s securities offerings, a pro rata amount of securities to the Existing Shareholders in connection with issuances of the Company’s shares under a general mandate approved by the Company’s shareholders, during a five-year period after the Annual Meeting, with such five-year period subject to an extension on a rolling basis at each subsequent annual general meeting of shareholders of the Company. The Board of Directors does not have any current plan to issue any new shares to the Existing Shareholders pursuant to the Connected Person Placing Authorization I.
BeiGene 2022 Proxy Statement :: 31

Proposal 10. Connected Person Placing Authorization I
As of April 1, 2022 (the “Latest Practicable Date”), the Existing Shareholders had the following interests or short positions in the shares or underlying shares of the Company as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Shareholder	Capacity / Nature of Interest	Number of Shares/ Underlying Shares	Approximate Percentage of Holding(1)
Julian C. Baker(2)	Beneficial owner/Interest in controlled corporations/Person having a security interest in shares	152,875,363	11.45%
Felix J. Baker(2)	Beneficial owner/Interest in controlled corporations/Person having a security interest in shares	152,875,363	11.45%
Baker Bros. Advisors (GP) LLC(2)	Investment manager/Other	152,419,703	11.42%
Baker Bros. Advisors LP(2)	Investment manager/Other	152,419,703	11.42%
Baker Brothers Life Sciences Capital, L.P.(2)	Interest in controlled corporations/Other	139,823,423	10.48%
Hillhouse Capital Advisors, Ltd.(3)	Investment manager	133,587,655	10.01%
Gaoling Fund, L.P.(3)	Beneficial owner	129,433,059	9.70%

(1)
The calculation is based on the total number of 1,334,805,269 ordinary shares outstanding as of the Latest Practicable Date, which included ordinary shares issued to the depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options under our equity incentive plans from time to time.

(2)
Julian C. Baker and Felix J. Baker are the managing members of Baker Bros. Advisors (GP) LLC. Baker Bros. Advisors (GP) LLC is the general partner of Baker Bros. Advisors LP (“BBA”). BBA is the manager for securities held by 667, L.P. and Baker Brothers Life Sciences, L.P. Also, Baker Brothers Life Sciences Capital, L.P. is the general partner of Baker Brothers Life Sciences, L.P. (the “Funds”). Unlisted derivatives include stock options and restricted stock received as compensation by two BBA employees (Michael Goller and Ranjeev Krishana) for their service on the Board of Directors of BeiGene, Ltd. and are controlled by BBA, with the Funds entitled to the pecuniary interest.

According to the corporate substantial shareholder notice for the date of relevant event of December 15, 2021 submitted by Baker Brothers Life Sciences Capital, L.P. to HKEx on December 15, 2021, 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P. directly. For the purposes of the SFO, Julian C. Baker, Felix J. Baker, Baker Bros. Advisors (GP) LLC and BBA are deemed to be interested in the 11,152,058 ordinary shares held by 667, L.P. and the 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P., and 723,996 ordinary shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest. In addition, for the purposes of the SFO, Baker Brothers Life Sciences Capital, L.P. is deemed to be interested in the 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P., and 723,996 ordinary shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest.
Outside the Funds, each of Julian C. Baker and Felix J. Baker further interests in (in the form of ADSs) 270,868 ordinary shares personally and 151,004 ordinary shares through FBB3 LLC, a controlled corporation.
(3)
(i) 133,587,655 ordinary shares are held by Gaoling Fund, L.P. and YHG Investment, L.P.; and (iii) 13,447,603 ordinary shares are held by Hillhouse BGN Holdings Limited. Hillhouse Capital Advisors, Ltd. acts as the sole general partner of YHG Investment, L.P. and the sole management company of Gaoling Fund, L.P. Hillhouse Capital Management, Ltd. is the sole management company of Hillhouse Fund II, L.P., which owns Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Capital Advisors, Ltd. is deemed to be interested in the 133,587,655 ordinary shares held by Gaoling Fund, L.P. and YHG Investment, L.P. and Hillhouse Capital Management, Ltd. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Fund II, L.P. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited. Qingqing Yi, a member of the Board of Directors, is a Partner at Hillhouse Capital, affiliates of which collectively hold more than 5% of our voting securities.

32 :: BeiGene 2022 Proxy Statement

Proposal 10. Connected Person Placing Authorization I
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 10 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding the Existing Shareholders, which are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 10 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Connected Person Placing Authorization I.
BeiGene 2022 Proxy Statement :: 33

Proposal 11. Connected Person Placing Authorization II
On October 31, 2019, the Company and its wholly-owned subsidiary BeiGene Switzerland GmbH entered into a Collaboration Agreement with Amgen to collaborate on the commercialization of certain products of Amgen in the PRC and the clinical development of certain pipeline products of Amgen (the “Collaboration Agreement”). On January 2, 2020, the Company issued 206,635,013 ordinary shares in the form of 15,895,001 ADSs of the Company, representing approximately 20.5% of the Company’s then outstanding share capital, to Amgen for aggregate gross proceeds of US$2.78 billion, or US$13.45 per ordinary share, or US$174.85 per ADS, pursuant to the Share Purchase Agreement dated October 31, 2019, as amended by Amendment No. 1 dated December 6, 2019, by and between the Company and Amgen (collectively, the “Share Purchase Agreement”). On March 17, 2020, the Company entered into a further amendment, which was amended and restated on September 24, 2020 (the “Restated Second Amendment”), to amend the Share Purchase Agreement, pursuant to which Amgen will have an option (the “Direct Purchase Option”) to subscribe for additional shares of the Company (the “Additional Shares”) under a specific mandate (the “Specific Mandate”), in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital. The Restated Second Amendment and the issuance of Additional Shares thereunder under the Specific Mandate were approved by a majority vote of the Company’s shareholders, excluding Amgen, pursuant to the HK Listing Rules, at an extraordinary general meeting of the shareholders held on November 20, 2020. The Company plans to seek further approvals from independent shareholders at each subsequent annual general meeting during the remaining term of the Restated Second Amendment for the issuance of Additional Shares thereunder as further described under Proposal 12.
It is important to Amgen to be able to maintain an equity interest at a certain level to ensure that it can continue to account for its interest in the Company using the equity method of accounting under US GAAP. If Amgen is unable to maintain an interest that permits it to account for its investment in the Company using the equity method of accounting, it is permitted under the Share Purchase Agreement to dispose of its shares until its interest reaches 10% of the outstanding share capital of the Company, which may have a material adverse effect on the Company and the trading price of the Company’s securities.
Additionally, the Company expects that the transaction with Amgen will provide both potential short-term and long-term financial benefits to the Company. Given the highly technical nature of the biotech industry, it is often difficult for retail (and even most institutional) investors to fully understand information released by biotech companies relating to the significant events after which offerings of securities are typically conducted. Many investors also look to increase their percentage holdings in companies as risk profiles go down through clinical development; ultimately, they often do this through participation in primarily follow-on financings. As such, participation by leading biotech companies is instrumental in giving retail and other institutional investors the assurance and comfort to make, and continue to make, investments into biotech companies.
In connection with the collaboration with Amgen, in 2019, the Company applied for, and the HKEx granted, a waiver (the “Amgen Waiver”) from strict compliance with Rule 13.36(1) of the HK Listing Rules and the independent shareholder approval requirements set out in Chapter 14A of the HK Listing Rules in respect of the Connected Person Placing Authorization II (as defined below).
In order to give the Company the flexibility to issue ordinary shares and/or ADSs to certain connected persons if and when appropriate and to comply with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to authorize the Company and its underwriters, in their sole discretion, to, in the Company’s securities offerings, allocate to Amgen, up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the General Mandate to Issue Shares set forth in Proposal 8 for a period of five years, which period will be subject to an extension on a rolling basis each year, subject to the following conditions (the “Connected Person Placing Authorization II”):
(1)
the Connected Person Placing Authorization II and the shareholder approval of the General Mandate to Issue Shares are not interdependent in that our shareholders may approve the General Mandate to Issue Shares without approving the Connected Person Placing Authorization II;

(2)
Amgen shall abstain from voting on the Connected Person Placing Authorization II;

(3)
the Connected Person Placing Authorization II is only valid to the extent Amgen individually holds less than 50% of the then-outstanding share capital of the Company;

(4)
any securities issued to Amgen in an offering conducted pursuant to the General Mandate to Issue Shares shall be for cash consideration only and not as consideration for any acquisition;

34 :: BeiGene 2022 Proxy Statement

Proposal 11. Connected Person Placing Authorization II
(5)
Amgen shall not be entitled to have representatives on the committee of the Board of Directors responsible for determining the specific pricing of any offering;

(6)
apart from the potential pro rata allocation, Amgen will subscribe for securities on the same terms and conditions as all other placees in any offering and Amgen shall not be entitled to any preferential treatment with respect to any offering conducted;

(7)
the Company will put forward Proposals 8 and 11 to its shareholders at each subsequent annual general meeting;

(8)
the Company shall disclose the Amgen Waiver in the proxy statement for each subsequent annual general meeting; and

(9)
the Company remains listed on the Nasdaq.

Proposal 11 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
Subject to the conditions above, if the Connected Person Placing Authorization II is approved at the Annual Meeting, the Company and its underwriters will be able to place, in the Company’s securities offerings, a pro rata amount of securities to Amgen in connection with issuances of the Company’s shares under a general mandate approved by the Company’s shareholders, during a five-year period after the Annual Meeting, with such five-year period subject to an extension on a rolling basis at each subsequent annual general meeting of shareholders of the Company. The Board of Directors does not have any current plan to issue any new shares to Amgen pursuant to the Connected Person Placing Authorization II.
As of the Latest Practicable Date, Amgen had the following interests or short positions in the shares or underlying shares of the Company as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Shareholder	Capacity / Nature of Interest	Number of Shares/ Underlying Shares	Approximate Percentage of Holding(1)
Amgen Inc.	Beneficial owner	246,269,426	18.45%

(1)
The calculation is based on the total number of 1,334,805,269 ordinary shares outstanding as of the Latest Practicable Date, which included ordinary shares issued to the depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

Vote Required and Board of Directors’ Recommendation
Approval of Proposal 11 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Amgen, which is required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 11 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Connected Person Placing Authorization II.
BeiGene 2022 Proxy Statement :: 35

Proposal 12. Approval of Amgen’s Direct Purchase Option
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for Additional Shares under the Specific Mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Second Amendment. The purchase price for the Additional Shares will be determined by the volume-weighted average price of the Company’s ADSs on Nasdaq for the 90 days preceding the last trading day of the prior month. The Additional Shares shall be allotted and issued under the Specific Mandate. The Company has applied for, and the HKEx has granted, a waiver from Rules 13.36(1)(a) and 14A.36 of the HK Listing Rules in respect of the Direct Purchase Option based on the Company’s funding needs and subject to following conditions:
(1)
the Direct Purchase Option will be exercisable by Amgen solely as a result of dilution arising from issuance of new shares by the Company under its equity incentive plans from time to time (including for the avoidance of doubt securities that may be issued pursuant to the Company’s option agreements with Mr. John V. Oyler and Dr. Xiaodong Wang);

(2)
the Direct Purchase Option is subject to annual approval by the Company’s independent shareholders each year during the term of the Restated Second Amendment;

(3)
the Company will disclose in the relevant annual general meeting circulars (i) the number of times of Amgen exercised the Direct Purchase Option during the preceding year; (ii) the number of shares acquired by Amgen as a result of such exercises; and (iii) the weighted average price of the shares acquired by Amgen under the Direct Purchase Option during the preceding year; and

(4)
the Company will disclose details of the waiver in an announcement and the circular for the extraordinary general meeting convened to consider and, if thought fit, approve the Direct Purchase Option (for clarity, this condition was satisfied in November 2020).

The Restated Second Amendment and the issuance of Additional Shares under the Specific Mandate were approved by a majority vote of the Company’s shareholders, excluding Amgen, pursuant to the HK Listing Rules, at an extraordinary general meeting of the shareholders held on November 20, 2020. The exercise period of the Direct Purchase Option will terminate on the earliest of: (a) the date on which Amgen and its affiliates collectively own less than 20% of the outstanding share capital of the Company as a result of Amgen’s sale of shares; (b) at least 60-day advance written notice from either Amgen or the Company that such party wishes to terminate the Direct Purchase Option; or (c) the third anniversary of the date on which the exercise period of the Direct Purchase Option commences. The Direct Purchase Option has no vesting period.
During 2021, Amgen exercised the Direct Purchase Option once. On September 10, 2021, the Company issued an aggregate of 165,529 ADSs, representing 2,151,877 ordinary shares to Amgen for a total consideration of approximately US$50 million at the 90-day volume weighted average price of US$302.0615 per ADS, as reported by Bloomberg. Based solely on a Form 4 filed by Amgen on September 13, 2021, Amgen owned approximately 18.45% of the Company’s outstanding share capital as of the Latest Practicable Date.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules and to obtain the Specific Mandate under which the Additional Shares will be allotted and issued pursuant to the Restated Second Amendment. Amgen is a substantial shareholder of the Company under the HK Listing Rules and therefore a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the transactions contemplated under the Restated Second Amendment constitute a connected transaction of the Company under Chapter 14A of the HK Listing Rules. The transactions contemplated under the Restated Second Amendment are subject to the reporting, announcement and independent shareholders’ approval requirements under Chapter 14A of the HK Listing Rules.
36 :: BeiGene 2022 Proxy Statement

Proposal 12. Approval of Amgen’s Direct Purchase Option
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 12 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Amgen, which is required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 12 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR the approval of the grant of an option to Amgen to subscribe for Additional Shares pursuant to the terms of the Restated Second Amendment and of the Specific Mandate.

BeiGene 2022 Proxy Statement :: 37

Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Proposals 13 through 15 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
LETTER FROM THE BOARD OF DIRECTORS
April   , 2022
To the Shareholders
Dear Sir or Madam,
PROPOSED GRANTS OF RESTRICTED SHARE UNITS TO DIRECTORS
INTRODUCTION
Reference is made to the announcement of BeiGene, Ltd. (the “Company”) dated April   , 2022 in relation to the proposed restricted share unit (“RSU”) grants to the named directors and executive (the “Proposed RSU Grants”).
The purpose of this letter is to provide you with (1) further information in relation to the Proposed RSU Grants; (2) letters from the Independent Board Committees; (3) a letter from the Independent Financial Adviser; and (4) other information as required under the HK Listing Rules.
THE PROPOSED RSU GRANTS
Subject to acceptance and the independent shareholders’ approval, the Board of Directors resolved that it will grant the following Proposed RSU Grants under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), on the date of the 2022 annual general meeting of shareholders (the “Annual Meeting”) (i.e., June 22, 2022):
•
RSUs with a grant date fair value of US$4,000,000 to Mr. John V. Oyler, entitling Mr. Oyler to receive a maximum of an estimated 285,142 ordinary shares (the “indicative number of Oyler RSUs”) upon full vesting, representing approximately 0.02% of the total number of issued shares as of April 1, 2022 (the “Latest Practicable Date”). The indicative number of Oyler RSUs is calculated for indicative purposes using the closing price of US$182.36 per American Depositary Share of the Company (“ADS”) on NASDAQ (or US$14.03 per ordinary share) on the assumed grant date which is April 14, 2022 (the “Assumed Grant Date Price”). The actual number of shares to be issued will be calculated using the closing price on the grant date;

•
RSUs with a grant date fair value of US$1,000,000 to Dr. Xiaodong Wang, entitling Dr. Wang to receive a maximum of an estimated 71,279 ordinary shares (the “indicative number of Wang RSUs”) upon full vesting, representing approximately 0.005% of the total number of issued shares as of the Latest Practicable Date. The indicative number of Wang RSUs is calculated for indicative purposes using the Assumed Grant Date Price. The actual number of shares to be issued will be calculated using the closing price on the grant date;

•
RSUs with a grant date fair value of US$200,000 to each of other non-executive and independent non-executive directors, Mr. Anthony C. Hooper, Mr. Timothy Chen, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi , each to receive a maximum of an estimated 14,248 ordinary shares (the “indicative number of non-executive and independent non-executive director RSUs”) upon full vesting, representing approximately 0.001% of the total number of issued shares as of the Latest Practicable Date. The indicative number of non-executive and independent non-executive director RSUs is calculated for indicative purposes using the Assumed Grant Date Price. The actual number of shares to be issued will be calculated using the closing price on the grant date;

•
the final number of RSUs underlying each Proposed RSU Grant, which, for the avoidance of doubt, may be higher or lower than the indicative number of Oyler RSUs, the indicative number of Wang RSUs and the indicative number of non-executive and independent non-executive director RSUs (collectively, the “indicative number of RSUs”) set forth above, shall be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the actual grant date which shall be the date of the Annual

38 :: BeiGene 2022 Proxy Statement

Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Meeting (i.e., June 22, 2022). The remaining number of shares available for future equity grants under the 2016 Plan as of the Latest Practicable Date was 48,169,380 and the Proposed RSU Grants will be subject to such limit; and
•
if the independent shareholders’ approval is not obtained by the date of the Annual Meeting, the respective Proposed RSU Grant shall be replaced by a share option grant with the same grant date value in accordance with Chapter 17 of the HK Listing Rules.

The Board of Directors resolved that it will grant the following share option grants under the 2016 Plan to Mr. Oyler, Mr. Wang and other non-executive and independent non-executive directors on the date of Annual Meeting (i.e., June 22, 2022), which are not subject to the independent shareholders’ approval but are subject to the relevant requirements under Chapter 17 of the HK Listing Rules:
•
share options with a grant date fair value of US$12,000,000 to Mr. Oyler. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance shall become exercisable in 36 successive equal monthly installments thereafter, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the option shall become exercisable for underlying shares as if he had remained employed for an additional 20 months; provided further that the option shall become exercisable for all underlying shares upon a change in control of the Company;

•
share options with a grant date fair value of US$3,000,000 to Dr. Wang. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance shall become exercisable in 36 successive equal monthly installments thereafter, subject to continued service;

•
share options with a grant date fair value of US$200,000 to each of the other non-executive and independent non-executive directors. The share options shall vest in full on the earlier of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth below or the Board determines that the circumstances warrant continuation of vesting. All options shall be exercisable for three years following cessation of service, and unvested options shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control; and

•
each share option will have an exercise price equal to the greater of  (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days preceding the grant date, in each case as determined in reference to the closing price of the Company’s ADSs on the Nasdaq.

The Proposed RSU Grant to Mr. Oyler
The Proposed RSU Grant to Mr. Oyler will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests; and

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the RSUs shall become vested as if he had remained employed for an additional 20 months; provided further that the RSUs shall become fully vested for underlying shares upon a change in control of the Company.

The Proposed RSU Grant to Dr. Wang
The Proposed RSU Grant to Dr. Wang will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests; and

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service.

BeiGene 2022 Proxy Statement :: 39

Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
The Proposed RSU Grants to Other Non-Executive and Independent Non-Executive Directors
The Proposed RSU Grants to each of the other non-executive and independent non-executive directors will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests;

•
100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth below or the Board determines that the circumstances warrant continuation of vesting. Unvested RSUs shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, a director generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director;

•
notwithstanding the above, the number of RSUs to be vested on the vesting date shall not cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed 1% of the total number of issued shares at the vesting date after their vesting and issuance (the “1% threshold”); and

•
if the number of RSUs to be vested on the vesting date would cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed the 1% threshold, the final number of RSUs to be vested on the vesting date shall be the maximum number of shares that may be issued to the relevant grantee while keeping their respective shareholding below the 1% threshold.

HONG KONG LISTING RULES IMPLICATIONS
Mr. Oyler, Dr. Wang, Mr. Hooper, Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi are directors. Therefore, they are connected persons of the Company, and each of the Proposed RSU Grants and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
Mr. Oyler
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Oyler and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Oyler and his associates is not interested in any shares except Mr. Oyler’s interest in a total of 73,258,901 shares or underlying shares, representing approximately 5.49% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein. Accordingly, except for Mr. Oyler and any trustee, manager and director of the entities associated with him, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein.
Except for Mr. Oyler, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Oyler and therefore none of them other than Mr. Oyler abstained from voting on the relevant board resolution.
40 :: BeiGene 2022 Proxy Statement

Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Dr. Wang
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Wang and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Wang and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Wang and his associates is not interested in any shares except Dr. Wang’s interest in a total of 21,025,267 shares or underlying shares, representing approximately 1.58% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Wang and transactions contemplated therein. Accordingly, except for Dr. Wang and any trustee and manager of the entities affiliated with him, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Wang and transactions contemplated therein.
Except for Dr. Wang, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Wang and therefore none of them other than Dr. Wang abstained from voting on the relevant board resolution.
Mr. Hooper
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Hooper and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Hooper and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Hooper and his associates is not interested in any shares except Mr. Hooper’s interest in a total of 92,651 shares or underlying shares, representing approximately 0.01% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Hooper and transactions contemplated therein. Accordingly, except for Mr. Hooper, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Hooper and transactions contemplated therein.
Except for Mr. Hooper, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Hooper and therefore none of them other than Mr. Hooper abstained from voting on the relevant board resolution.
Mr. Chen
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Chen and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Chen and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Chen and his associates is not interested in any shares except Mr. Chen’s interest in a total of 407,638 shares or underlying shares, representing approximately 0.03% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Chen and transactions contemplated therein. Accordingly, except for Mr. Chen, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Chen and transactions contemplated therein.
Except for Mr. Chen, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Chen and therefore none of them other than Mr. Chen abstained from voting on the relevant board resolution.
Dr. Dugan
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Dugan and her associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Dugan and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Dugan and her associates is not interested in any shares except Dr. Dugan’s interest in a total of 22,581 shares or underlying shares, representing approximately 0.002% of total number of issued
BeiGene 2022 Proxy Statement :: 41

Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Dugan and transactions contemplated therein. Accordingly, except for Dr. Dugan, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Dugan and transactions contemplated therein.
Except for Dr. Dugan, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Dugan and therefore none of them other than Dr. Dugan abstained from voting on the relevant board resolution.
Mr. Glazer
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Glazer and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Glazer and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Glazer and his associates is not interested in any shares except Mr. Glazer’s interest in a total of 3,099,445 shares or underlying shares, representing approximately 0.23% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Glazer and transactions contemplated therein. Accordingly, except for Mr. Glazer, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Glazer and transactions contemplated therein.
Except for Mr. Glazer, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Glazer and therefore none of them other than Mr. Glazer abstained from voting on the relevant board resolution.
Mr. Goller
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Goller and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Goller and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Goller and his associates is not interested in any shares except Mr. Goller’s interest in a total of 361,998 shares or underlying shares, representing approximately 0.03% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Goller and transactions contemplated therein. Accordingly, except for Mr. Goller, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Goller and transactions contemplated therein.
Except for Mr. Goller, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Goller and therefore none of them other than Mr. Goller abstained from voting on the relevant board resolution.
Mr. Krishana
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Krishana and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Krishana and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Krishana and his associates is not interested in any shares except Mr. Krishana’s interest in a total of 361,998 shares or underlying shares, representing approximately 0.03% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Krishana and transactions contemplated therein. Accordingly, except for Mr. Krishana, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Krishana and transactions contemplated therein.
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Except for Mr. Krishana, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Krishana and therefore none of them other than Mr. Krishana abstained from voting on the relevant board resolution.
Mr. Malley
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Malley and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Malley and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Malley and his associates is not interested in any shares except Mr. Malley’s interest in a total of 1,274,746 shares or underlying shares, representing approximately 0.10% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Malley and transactions contemplated therein. Accordingly, except for Mr. Malley, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Malley and transactions contemplated therein.
Except for Mr. Malley, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Malley and therefore none of them other than Mr. Malley abstained from voting on the relevant board resolution.
Dr. Riva
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Riva and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Riva and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Riva and his associates is not interested in any shares except Dr. Riva’s interest in a total of 22,581 shares or underlying shares, representing approximately 0.002% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Riva and transactions contemplated therein. Accordingly, except for Dr. Riva, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Riva and transactions contemplated therein.
Except for Dr. Riva, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Riva and therefore none of them other than Dr. Riva abstained from voting on the relevant board resolution.
Dr. Sanders
Pursuant to Chapter 14A of the HK Listing Rules, each of Dr. Sanders and her associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Dr. Sanders and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Dr. Sanders and her associates is not interested in any shares except Dr. Sanders’ interest in a total of 52,780 shares or underlying shares, representing approximately 0.004% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Dr. Sanders and transactions contemplated therein. Accordingly, except for Dr. Sanders, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Dr. Sanders and transactions contemplated therein.
Except for Dr. Sanders, no other director is considered to have a material interest in the Proposed RSU Grant to Dr. Sanders and therefore none of them other than Dr. Sanders abstained from voting on the relevant board resolution.
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Mr. Yi
Pursuant to Chapter 14A of the HK Listing Rules, each of Mr. Yi and his associates is required to abstain from voting on the resolution at the Annual Meeting to approve the Proposed RSU Grant to Mr. Yi and transactions contemplated therein. To the best of the directors’ knowledge, information and belief: (i) each of Mr. Yi and his associates is not interested in any shares except Mr. Yi’s interest in a total of 352,716 shares or underlying shares, representing approximately 0.03% of total number of issued shares as of the Latest Practicable Date, as notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; and (ii) there are no other shareholders having any material interest in the Proposed RSU Grant to Mr. Yi and transactions contemplated therein. Accordingly, except for Mr. Yi, no shareholders are required under the HK Listing Rules to abstain from voting at the Annual Meeting on the resolution approving the Proposed RSU Grant to Mr. Yi and transactions contemplated therein.
Except for Mr. Yi, no other director is considered to have a material interest in the Proposed RSU Grant to Mr. Yi and therefore none of them other than Mr. Yi abstained from voting on the relevant board resolution.
REASONS AND RATIONALE FOR THE PROPOSED RSU GRANTS
Purpose of the 2016 Plan and the Proposed RSU Grants
The 2016 Plan provides the Company with flexibility to use various equity-based incentives and other awards as compensation tools to motivate and reward the Company’s employees, directors and consultants. For further details of the 2016 Plan, please refer to the section titled “Proposal 16 — Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan” of this Proxy Statement.
The Proposed RSU Grant to Mr. Oyler is part of the Company’s compensation program for employees, including executive officers. The purpose of such grant is to encourage executives and other employees to focus on long-term company performance and align their interests with shareholders, promote retention and reward outstanding company and individual performance. The Proposed RSU Grant to Mr. Oyler aims to provide sufficient incentive to retain and motivate Mr. Oyler to participate in the formulation of strategy and long-term development of the Company and to recognize his contribution to the growth of the Company. In this regard, the directors (including independent non-executive directors but excluding Mr. Oyler) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Oyler are fair and reasonable and in the best interests of the Company and the shareholders as a whole.
The Proposed RSU Grant to Dr. Wang is part of the Company’s compensation package for Dr. Wang to serve as Chair of the Scientific Advisory Board. Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to the Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. The Proposed RSU Grant to Dr. Wang aims to provide sufficient incentive to retain and motivate Dr. Wang to participate in the formulation of strategy and long-term development of the Company and to recognize his contribution to the growth of the Company. In this regard, the directors (including independent non-executive directors but excluding Dr. Wang) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Dr. Wang are fair and reasonable and in the best interests of the Company and the shareholders as a whole.
The Proposed RSU Grants to other non-executive and independent non-executive directors are part of the Company’s compensation package to the non-executive and independent non-executive directors. The Proposed RSU Grants to other non-executive and independent non-executive directors aim to retain and motivate the non-executive and independent non-executive directors to continue to provide their opinion and judgment to the Board of Directors in building the strategy and long-term development of the Company. In this regard, (i) the directors (including independent non-executive directors but excluding Mr. Hooper) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Hooper are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (ii) the directors (including independent non-executive directors but excluding Mr. Chen) and the Compensation Committee (excluding Mr. Chen) consider that the terms of the Proposed RSU Grant to Mr. Chen are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (iii) the directors (including independent non-executive directors but excluding Dr. Dugan) and the Compensation Committee consider that the terms of the
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Proposed RSU Grant to Dr. Dugan are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (iv) the directors (including independent non-executive directors but excluding Mr. Glazer) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Glazer are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (v) the directors (including independent non-executive directors but excluding Mr. Goller) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Goller are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (vi) the directors (including independent non-executive directors but excluding Mr. Krishana) and the Compensation Committee (excluding Mr. Krishana) consider that the terms of the Proposed RSU Grant to Mr. Krishana are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (vii) the directors (including independent non-executive directors but excluding Mr. Malley) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Mr. Malley are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (viii) the directors (including independent non-executive directors but excluding Dr. Riva) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Dr. Riva are fair and reasonable and in the best interests of the Company and the shareholders as a whole; (ix) the directors (including independent non-executive directors but excluding Dr. Sanders) and the Compensation Committee consider that the terms of the Proposed RSU Grant to Dr. Sanders are fair and reasonable and in the best interests of the Company and the shareholders as a whole; and (x) the directors (including independent non-executive directors but excluding Mr. Yi) and the Compensation Committee (excluding Mr. Yi) consider that the terms of the Proposed RSU Grant to Mr. Yi are fair and reasonable and in the best interests of the Company and the shareholders as a whole.
Rationale of the Proposed RSU Grants
The Proposed RSU Grant to Mr. Oyler
Background and contribution of Mr. Oyler
The Board of Directors proposed to compensate Mr. Oyler with the Proposed RSU Grant after considering Mr. Oyler’s integral role as Co-Founder, Chief Executive Officer and Chairman of the Board, his extensive leadership, executive, managerial, business and biotechnology company experience, his years of industry experience in the development of pharmaceutical products and contribution to the rapid growth of the Company.
Mr. Oyler is our Co-Founder, Chief Executive Officer and Chairman of the Board. He has served as a member of the Board of Directors since October 2010. From 2005 to 2009, Mr. Oyler served as President and Chief Executive Officer of BioDuro, LLC, a drug discovery outsourcing company, which was acquired by Pharmaceutical Product Development Inc. From 2002 to 2004, Mr. Oyler served as Chief Executive Officer of Galenea Corp., a biopharmaceutical company dedicated to the discovery of novel therapies for central nervous system diseases, which initially were developed at Massachusetts Institute of Technology. From 1998 to 2002, Mr. Oyler was a Founder and the President of Telephia, Inc. which was bought by The Nielsen Company in 2007. From 1997 to 1998, Mr. Oyler served as Co-Chief Executive Officer of Genta Incorporated, an oncology-focused biopharmaceutical company that was listed on the Nasdaq. Mr. Oyler began his career as a management consultant at McKinsey & Company. Mr. Oyler received his B.S. from the Massachusetts Institute of Technology in June 1990 and an MBA from Stanford University in January 1996.
Retention and recognition of Mr. Oyler
The Board of Directors considered the retention and motivation of Mr. Oyler are indispensable to the senior management of the Company. We maintain an industry-specific peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on a balance of criteria, such as the size of the company, the stage of development and data availability, for benchmarking pay. The value of RSUs to be granted to Mr. Oyler was determined by the Board of Directors upon recommendation of the Compensation Committee by referencing the equity grant practices of our compensation peer group. As further discussed under the heading of  “Executive Compensation”, the Board of Directors and/or the Compensation Committee generally positions our officers’ total cash compensation, including base salaries and target annual incentives at or below the 25th percentile and equity incentive awards above the median in order to link compensation more closely with corporate performance and the creation of shareholder value, as well as to recognize the Company’s above-median size relative to the peers.
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
The Proposed RSU Grant to Dr. Wang
Background and contribution of Dr. Wang
The Board of Directors proposed to compensate Dr. Wang with the Proposed RSU Grant after considering Dr. Wang’s critical role as Chair of the Scientific Advisory Board, his extensive experience in cancer drug research and in the biotechnology industry and contribution to the rapid growth of the Company.
Dr. Wang is our Co-Founder and has served as a member of the Board of Directors since February 2016. He has also served as the Chairman of our Scientific Advisory Board since 2011. Dr. Wang has served as the founding Director of the National Institute of Biological Sciences in Beijing since 2003 and became its Director and Investigator in 2010. In addition, Dr. Wang has served as a Chair Professor at Tsinghua University since 2020. Previously, he was a Howard Hughes Medical Institute Investigator from 1997 to 2010 and held the position of the George L. MacGregor Distinguished Chair Professor in Biomedical Sciences at the University of Texas Southwestern Medical Center in Dallas, Texas from 2001 to 2010. In 2004, Dr. Wang founded Joyant Pharmaceuticals, Inc., a venture capital-backed biotechnology company focused on the development of small molecule therapeutics for cancer. Dr. Wang received his B.S. in Biology from Beijing Normal University in July 1984 and his Ph.D. in Biochemistry from the University of Texas Southwestern Medical Center in May 1991. Dr. Wang has been a member of the National Academy of Sciences, USA since 2004 and a foreign associate of the Chinese Academy of Sciences since 2013.
Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company.
Retention and recognition of Dr. Wang
The Board of Directors believes that Dr. Wang’s stature in the Chinese scientific and biotechnology communities provides the Company with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development and the Chinese market are highly valuable to the Company. The value of RSUs to be granted to Dr. Wang was determined by the Board of Directors upon recommendation of the Compensation Committee to reflect his major contributions to the Company.
The Proposed RSU Grants to Other Non-Executive and Independent Non-Executive Directors
Background and contribution of other non-executive and independent non-executive directors
The Board of Directors proposed to compensate the non-executive and independent non-executive directors with the Proposed RSU Grants to non-executive and independent non-executive directors in light of the continued progress of the Company and after considering each of the non-executive and independent non-executive directors’ contribution to the Company through providing their opinion and judgment, as well as the background and experience of each of the non-executive and independent non-executive directors. Please refer to the section headed “Election of Directors” in this Proxy Statement for details regarding the biography and background of each non-executive and independent non-executive director.
Rationale of the Proposed RSU Grants to other non-executive and independent non-executive directors
The Proposed RSU Grants to other non-executive and independent non-executive directors are part of the compensation package to the non-executive and independent non-executive directors under the Amended Independent Director Compensation Policy and have been approved by the Board of Directors upon recommendation of the Compensation Committee. The Proposed RSU Grants are granted in light of the continued progress and performance of the Company and aim to retain and motivate the non-executive and independent non-executive directors to continue to provide their opinion and judgment to the Board of Directors in building the strategy and long-term development of the Company. Please refer to the section headed “Director Compensation” in this Proxy Statement for details regarding the overall compensation arrangements of non-executive and independent non-executive directors.
The value of RSUs to be granted to the non-executive and independent non-executive directors was determined by the Board of Directors upon recommendation of the Compensation Committee by referencing the equity grant practices of our compensation peer group.
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Dilution effect
Assuming each of the directors becomes fully entitled to all shares underlying the Proposed RSU Grants and based on the indicative number of RSUs set forth above, the total number of such underlying shares would amount to 461,591 ordinary shares, or approximately 0.03% of the total number of issued shares as of the Latest Practicable Date, and such shares will represent 0.03% of the total number of issued shares upon completion of issue.
The shareholding structure of the Company before and after each of the directors becomes fully entitled to all of the shares underlying the Proposed RSU Grants is summarized as follows (calculated assuming the indicative number of RSUs set forth above and based on the total number of issued shares as of the Latest Practicable Date):
	Latest Practicable Date(1)		Assuming full vesting of the Proposed RSU Grants(2)
	No. of shares	%(3)	No. of shares	%
Mr. Oyler	73,258,901(4)	5.49%	73,544,043	5.51%
Dr. Wang	21,025,267(5)	1.58%	21,096,546	1.58%
Mr. Hooper	92,651(6)	0.01%	106,899	0.01%
Mr. Chen	407,638(7)	0.03%	421,886	0.03%
Dr. Dugan	22,581(8)	0.002%	36,829	0.003%
Mr. Glazer	3,099,445(9)	0.23%	3,113,693	0.23%
Mr. Goller	361,998(10)	0.03%	376,246	0.03%
Mr. Krishana	361,998(11)	0.03%	376,246	0.03%
Mr. Malley	1,274,746(12)	0.10%	1,288,994	0.10%
Dr. Riva	22,581(13)	0.002%	36,829	0.003%
Dr. Sanders	52,780(14)	0.004%	67,028	0.005%
Mr. Yi	352,716(15)	0.03%	366,964	0.03%
Other Shareholders	1,234,471,967	92.48%	1,234,471,967	92.45%
Total	1,334,805,269	100%	1,335,304,170	100%

(1)
Assuming that no shares are issued pursuant to any of the Proposed RSU Grants.

(2)
Without taking into account shares which may be repurchased or issued by the Company (except for the Proposed RSU Grants).

(3)
The calculation is based on the total number of 1,334,805,269 ordinary shares in issue as of the Latest Practicable Date, which included ordinary shares issued to the depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

(4)
Includes (i) 1,399,809 ordinary shares held by Mr. Oyler, (ii) Mr. Oyler’s entitlement to receive up to 21,612,062 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (iii) Mr. Oyler’s entitlement to restricted share units equivalent to 337,095 ordinary shares, subject to vesting conditions; (iv) 10,000,000 ordinary shares held for the benefit of Mr. Oyler in a Roth IRA PENSCO trust account; (v) 102,188 ordinary shares held by The John Oyler Legacy Trust, of which Mr. Oyler’s father is a trustee, for the benefit of his minor child, in which Mr. Oyler is deemed to be interested for the purpose of the SFO; (vi) 7,727,927 ordinary shares held for the benefit of Mr. Oyler in a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, in which Mr. Oyler is deemed to be interested for the purpose of the SFO; (vii) 29,439,115 ordinary shares held by Oyler Investment LLC, 99% of the limited liability company interest owned by a grantor retain annuity trust, in which Mr. Oyler’s father is a trustee, in which Mr. Oyler is deemed to be interested for the purpose of the SFO; (viii) 510,941 ordinary shares held by The Oyler Family Legacy Trust for the benefit of Mr. Oyler’s family members, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor; (ix) 545,597 ordinary shares held by a trust, the beneficiaries of which include Mr. Oyler’s minor child and others, in which Mr. Oyler is deemed to be interested for the purpose of the SFO and (x) 1,584,167 ordinary shares held by a private foundation of which Mr. Oyler and the other(s) serve as directors, in which Mr. Oyler is deemed to be interested for the purpose of the SFO.

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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
(5)
Includes (i) 5,660,698 ordinary shares held by Dr. Wang, (ii) Dr. Wang’s entitlement to receive up to 9,748,058 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (iii) Dr. Wang’s entitlement to restricted share units equivalent to 62,549 ordinary shares, subject to vesting conditions; (iv) 50 ordinary shares held by Dr. Wang’s spouse; (v) 172,372 ordinary shares held in a UTMA account for Dr. Wang’s minor child, in which Dr. Wang is deemed to be interested for the purpose of the SFO; (vi) 4,253,998 ordinary shares held by Wang Investment LLC, of which 99% of the limited liability company interest is owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee, in which Dr. Wang is deemed to be interested for the purpose of the SFO and (vii) 1,127,542 ordinary shares held by a family trust which Dr. Wang’s family members are beneficiaries, in which Dr. Wang is deemed to be interested for the purpose of the SFO.

(6)
Includes Mr. Hooper’s entitlement to receive up to 399,838 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options; and (ii) Mr. Hooper’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(7)
Includes Mr. Chen’s entitlement to receive up to 407,638 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (ii) Mr. Chen’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(8)
Includes Dr. Dugan’s entitlement to receive up to 22,581 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of these options.

(9)
Includes (i) 2,746,729 ordinary shares held by Mr. Glazer; (ii) Mr. Glazer’s entitlement to receive up to 344,916 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Glazer’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(10)
Includes (i) 9,282 ordinary shares held by Mr. Goller; (ii) Mr. Goller’s entitlement to receive up to 344,916 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Goller’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(11)
Includes (i) 9,282 ordinary shares held by Mr. Krishana (ii) Mr. Krishana’s entitlement to receive up to 344,916 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (iii) Mr. Krishana’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(12)
Includes (i) 399,282 ordinary shares held by Mr. Malley and (ii) Mr. Malley’s entitlement to receive up to 867,664 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options; and (iii) Mr. Malley’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(13)
Includes Dr. Riva’s entitlement to receive up to 22,581 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options.

(14)
Includes Dr. Sanders is entitled to receive up to 44,980 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options; and (ii) Dr. Sanders’ entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(15)
Includes Mr. Yi’s entitlement to receive up to 344,916 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (ii) Mr. Yi’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

Board of Directors’ Views
Given that the directors believe that the Proposed RSU Grants will retain, motivate and incentivize the grantees and will benefit the long-term development of the Company, the directors consider that the terms of the Proposed RSU Grants are fair and reasonable and in the interests of the shareholders as a whole.
Independent Board Committees and Independent Financial Adviser
Independent Board Committee A, comprising Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grants to Mr. Oyler, Dr. Wang and Mr. Hooper.
Independent Board Committee B, comprising Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Chen.
Independent Board Committee C, comprising Mr. Chen, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Dugan.
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Independent Board Committee D, comprising Mr. Chen, Dr. Dugan, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Glazer.
Independent Board Committee E, comprising Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Goller.
Independent Board Committee F, comprising Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Krishana.
Independent Board Committee G, comprising Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Malley.
Independent Board Committee H, comprising Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Riva.
Independent Board Committee I, comprising Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Sanders.
Independent Board Committee J, comprising Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva and Dr. Sanders, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Yi.
Anglo Chinese Corporate Finance, Limited has been appointed as the Independent Financial Adviser to advise the Independent Board Committees and the independent shareholders in relation to the above.
Listing Approval
HKEx has previously granted its approval of the listing of, and permission to deal in, new shares which may be issued pursuant to the vesting of Proposed RSU Grants which may be granted pursuant to the 2016 Plan.
Information about the Company
BeiGene is a global, commercial-stage biotechnology company focused on discovering, developing, manufacturing, and commercializing innovative medicines to improve treatment outcomes and expand access for patients worldwide. We currently have three approved medicines that were discovered and developed in our own labs, including BRUKINSA®, a small molecule inhibitor of Bruton’s Tyrosine Kinase (BTK) for the treatment of various blood cancers; tislelizumab, an anti-PD-1 antibody immunotherapy for the treatment of various solid tumor and blood cancers; and pamiparib, a selective small molecule inhibitor of PARP1 and PARP2. We have obtained approvals to market BRUKINSA® in the United States, the People’s Republic of China (China or the PRC), the European Union (EU), the United Kingdom (U.K.), Canada, Australia and additional international markets, and tislelizumab and pamiparib in China. By leveraging our China commercial capabilities, we have in-licensed the rights to distribute 13 approved medicines for the China market. Supported by our global clinical development and commercial capabilities, we have entered into collaborations with world-leading biopharmaceutical companies such as Amgen and Novartis Pharma AG (Novartis) to develop and commercialize innovative medicines.
Annual Meeting
A notice convening the Annual Meeting to be held on June 22, 2022 at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands is set out in this Proxy Statement. Ordinary resolutions will be proposed at the Annual Meeting for the independent shareholders to approve the Proposed RSU Grants.
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A form of proxy for use at the Annual Meeting is enclosed with this Proxy Statement. Whether or not you intend to attend and vote at the Annual Meeting in person, you are requested to complete and return the accompanying form of proxy in accordance with the instructions printed thereon. Persons who hold our ordinary shares directly on our Cayman Islands register of members on the record date (i.e. at 5:00 a.m. Cayman Islands Time on April 18, 2022) must return a form of proxy (i) by mail or by hand to the offices of our Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (ii) by email at BeiGene@mourant.com. Persons who hold our ordinary shares directly on our Hong Kong register of members on the record date must return a form of proxy by mail or by hand to the offices of our HK Registrar: Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong as soon as possible, but in any event no later than 7 a.m. Cayman Islands Time / 8:00 a.m. New York Time / 8:00 p.m. Hong Kong Time on June 20, 2022. Completion and return of the form of proxy will not preclude you from attending and voting in person at the Annual Meeting or any adjourned meeting. Holders of our RMB shares as of the record date who wish to exercise their voting rights can vote either through (i) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the STAR Market on June 22, 2022; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 22, 2022. Further announcement will be made by the Company on the website of the SSE regarding the voting arrangements for holders of RMB shares listed on the Science and Technology Innovation Board of the Shanghai Stock Exchange in accordance with the STAR Market Rules.
In accordance with Rule 13.39(4) of the HK Listing Rules, all votes of the independent shareholders at the Annual Meeting shall be taken by poll.
In order to qualify for the right to attend and vote at the Annual Meeting, all relevant share certificates and properly completed transfer forms must be lodged for registration with the Company’s Hong Kong Branch Share Registrar, Computershare Hong Kong Investor Services Limited, Shops 1712-1716, 17th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong before 4:30 p.m. Hong Kong Time on April 18, 2022.
RECOMMENDATION
Anglo Chinese Corporate Finance, Limited has been appointed as the Independent Financial Adviser to advise the Independent Board Committees and the independent shareholders with regard to the Proposed RSU Grants and consider that each of the Proposed RSU Grants are fair and reasonable so far as the interests of the independent shareholders are concerned. Your attention is drawn to the letter of advice from Anglo Chinese Corporate Finance, Limited included in this Proxy Statement containing its recommendation and the principal factors it has taken into account.
Independent Board Committee A, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grants to Mr. Oyler, Dr. Wang and Mr. Hooper fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee A recommends the independent shareholders to vote in favor of the resolutions relating to the Proposed RSU Grants to Mr. Oyler, Dr. Wang and Mr. Hooper. The full text of the letter from Independent Board Committee A is set out in this Proxy Statement.
Independent Board Committee B, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Chen fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee B recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Chen. The full text of the letter from Independent Board Committee B is set out in this Proxy Statement.
Independent Board Committee C, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Dr. Dugan fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee C recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Dr. Dugan. The full text of the letter from Independent Board Committee C is set out in this Proxy Statement.
Independent Board Committee D, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Glazer fair and reasonable so far as the independent shareholders are concerned. Accordingly,
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Independent Board Committee D recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Glazer. The full text of the letter from Independent Board Committee D is set out in this Proxy Statement.
Independent Board Committee E, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Goller fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee E recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Goller. The full text of the letter from Independent Board Committee E is set out in this Proxy Statement.
Independent Board Committee F, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Krishana fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee F recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Krishana. The full text of the letter from Independent Board Committee F is set out in this Proxy Statement.
Independent Board Committee G, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Malley fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee G recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Malley. The full text of the letter from Independent Board Committee G is set out in this Proxy Statement.
Independent Board Committee H, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Dr. Sanders fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee H recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Dr. Sanders. The full text of the letter from Independent Board Committee H is set out in this Proxy Statement.
Independent Board Committee I, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Dr. Riva fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee I recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Dr. Riva. The full text of the letter from Independent Board Committee I is set out in this Proxy Statement.
Independent Board Committee J, having taken the advice of the Independent Financial Adviser into account, considers the terms of the Proposed RSU Grant to Mr. Yi fair and reasonable so far as the independent shareholders are concerned. Accordingly, Independent Board Committee J recommends the independent shareholders to vote in favor of the resolution relating to the Proposed RSU Grant to Mr. Yi. The full text of the letter from Independent Board Committee J is set out in this Proxy Statement.
The directors are of the opinion that the Proposed RSU Grants are fair and reasonable and in the interests of the Company and the Shareholders as a whole. The directors recommend that all shareholders should vote in favor of the relevant resolutions to be proposed at the Annual Meeting.
By order of the Board of Directors
BeiGene, Ltd.
Mr. John V. Oyler
Chairman
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE A
April   , 2022
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grants to Mr. Oyler, Dr. Wang and Mr. Hooper, details of which are set out in the Proxy Statement dated April   , 2022, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Oyler, Dr. Wang and Mr. Hooper’s respective contributions to the Company and the terms of the Proposed RSU Grants, we are of the view that the terms of the Proposed RSU Grants are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grants are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolutions to be proposed at the Annual Meeting to approve the Proposed RSU Grants to Mr. Oyler, Dr. Wang and Mr. Hooper.
Yours faithfully,
For and on behalf of the
Independent Board Committee A
BeiGene, Ltd.
Mr. Timothy Chen	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Ranjeev Krishana	Mr. Thomas Malley
Dr. Alessandro Riva	Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE B
April   , 2022
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Chen, details of which are set out in the Proxy Statement dated April   , 2022, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Chen’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Chen.
Yours faithfully,
For and on behalf of the
Independent Board Committee B
BeiGene, Ltd.
Dr. Margaret Dugan	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Ranjeev Krishana	Mr. Thomas Malley	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE C
April   , 2022
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Dr. Dugan, details of which are set out in the Proxy Statement dated April   , 2022, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Dr. Dugan’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Dr. Dugan.
Yours faithfully,
For and on behalf of the
Independent Board Committee C
BeiGene, Ltd.
Mr. Timothy Chen	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Ranjeev Krishana	Mr. Thomas Malley	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE D
April   , 2022
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Glazer, details of which are set out in the Proxy Statement dated April   , 2022, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Glazer’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Glazer.
Yours faithfully,
For and on behalf of the
Independent Board Committee D
BeiGene, Ltd.
Mr. Timothy Chen	Dr. Margaret Dugan	Mr. Michael Goller
Mr. Ranjeev Krishana	Mr. Thomas Malley	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE E
April   , 2022
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Goller, details of which are set out in the Proxy Statement dated April   , 2022, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Goller’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Goller.
Yours faithfully,
For and on behalf of the
Independent Board Committee E
BeiGene, Ltd.
Mr. Timothy Chen	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Ranjeev Krishana	Mr. Thomas Malley	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE F
April   , 2022
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Krishana, details of which are set out in the Proxy Statement dated April   , 2022, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Krishana’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Krishana.
Yours faithfully,
For and on behalf of the
Independent Board Committee F
BeiGene, Ltd.
Mr. Timothy Chen	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Thomas Malley	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE G
April   , 2022
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Malley, details of which are set out in the Proxy Statement dated April   , 2022, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Malley’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Malley.
Yours faithfully,
For and on behalf of the
Independent Board Committee G
BeiGene, Ltd.
Mr. Timothy Chen	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Ranjeev Krishana	Dr. Alessandro Riva
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE H
April   , 2022
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Dr. Riva, details of which are set out in the Proxy Statement dated April   , 2022, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Dr. Riva’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Dr. Riva.
Yours faithfully,
For and on behalf of the
Independent Board Committee H
BeiGene, Ltd.
Mr. Timothy Chen	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Ranjeev Krishana	Mr. Thomas Malley
Dr. Corazon (Corsee) D. Sanders	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE I
April   , 2022
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Dr. Sanders, details of which are set out in the Proxy Statement dated April   , 2022, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Dr. Sanders’ contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Dr. Sanders.
Yours faithfully,
For and on behalf of the
Independent Board Committee I
BeiGene, Ltd.
Mr. Timothy Chen	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Ranjeev Krishana	Mr. Thomas Malley
Dr. Alessandro Riva	Mr. Qingqing Yi
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT BOARD COMMITTEE J
April   , 2022
To the independent shareholders of BeiGene, Ltd.
Dear Sir/Madam,
We have been appointed as an independent board committee of the Company to advise independent shareholders in connection with the Proposed RSU Grant to Mr. Yi, details of which are set out in the Proxy Statement dated April   , 2022, of which this letter forms part. Terms defined in the Proxy Statement shall have the same meanings when used herein unless the context otherwise requires.
Having considered the advice of Anglo Chinese Corporate Finance, Limited, the independent financial adviser of the Company, in relation thereto as set out in the Proxy Statement, Mr. Yi’s contributions to the Company and the terms of the Proposed RSU Grant, we are of the view that the terms of the Proposed RSU Grant are fair and reasonable so far as the independent shareholders are concerned. We are of the view that that the Proposed RSU Grant are made on normal commercial terms and during the ordinary and usual course of the Company’s business, and are in the interest of the Company and its shareholders.
Accordingly, we recommend the independent shareholders to vote in favor of the resolution to be proposed at the Annual Meeting to approve the Proposed RSU Grant to Mr. Yi.
Yours faithfully,
For and on behalf of the
Independent Board Committee J
BeiGene, Ltd.
Mr. Timothy Chen	Dr. Margaret Dugan	Mr. Donald W. Glazer
Mr. Michael Goller	Mr. Ranjeev Krishana	Mr. Thomas Malley
Dr. Alessandro Riva	Dr. Corazon (Corsee) D. Sanders
Independent Non-executive
Directors
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LETTER FROM THE INDEPENDENT FINANCIAL ADVISER
April   , 2022
To: Independent Board Committees and the Independent Shareholders
Dear Sir or Madam,
PROPOSED GRANTS OF RESTRICTED SHARE UNITS TO DIRECTORS
We refer to our appointment as the Independent Financial Adviser to advise the Independent Board Committees and the independent shareholders of the Company (“Independent Shareholders”) on the fairness and reasonableness of the terms of the Proposed RSU Grants and whether the transactions contemplated thereunder are on normal commercial terms and in the ordinary course of business of the Company, and to make a recommendation to the Independent Shareholders in respect thereof. Details of the Proposed RSU Grants are set out in the “Letter from the Board” (“Letter from the Board”) in the proxy statement dated April   , 2022 (the “Proxy Statement”) filed by BeiGene, Ltd. (the “Company”, together with its subsidiaries (the “Group”)), of which this letter forms part. Capitalized terms used in this letter shall have the same meanings as defined in the Proxy Statement unless the context requires otherwise.
As of the Latest Practicable Date, Mr. Oyler, Dr. Wang, Mr. Hooper, Mr. Chen, Mr. Glazer, Dr. Dugan, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders, and Mr. Yi are directors of the Company. Pursuant to Chapter 14A of the HK Listing Rules, they are connected persons of the Company, and the Proposed RSU Grants and transactions contemplated therein constitute non-exempt connected transactions of the Company that are subject to reporting, announcement and the independent shareholders’ approval requirements.
Independent Board Committee A, comprising Mr. Chen, Dr.  Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr.  Malley, Dr. Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grants to Mr. Oyler, Dr. Wang and Mr. Hooper.
Independent Board Committee B, comprising Dr. Dugan, Mr.  Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr.  Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Chen.
Independent Board Committee C, comprising Mr. Chen, Mr.  Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr.  Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Dugan.
Independent Board Committee D, comprising Mr. Chen, Dr.  Dugan, Mr. Goller, Mr. Krishana, Mr. Malley, Dr.  Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Glazer.
Independent Board Committee E, comprising Mr. Chen, Dr.  Dugan, Mr. Glazer, Mr. Krishana, Mr. Malley, Dr.  Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Goller.
40th Floor, Two Exchange Square, 8 Connaught Place, Central, Hong Kong. Telephone +852 2845 4400 Facsimile: +852 2845 1162
e-mail: accf@anglochinesegroup.com
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Independent Board Committee F, comprising Mr. Chen, Dr.  Dugan, Mr. Glazer, Mr. Goller, Mr. Malley, Dr.  Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Krishana.
Independent Board Committee G, comprising Mr. Chen, Dr.  Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Dr.  Riva, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Malley.
Independent Board Committee H, comprising Mr. Chen, Dr.  Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr.  Malley, Dr. Sanders and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Riva.
Independent Board Committee I, comprising Mr. Chen, Dr.  Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr.  Malley, Dr. Riva and Mr. Yi, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Dr. Sanders.
Independent Board Committee J, comprising Mr. Chen, Dr.  Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr.  Malley, Dr. Riva and Dr. Sanders, all being independent non-executive directors, has been formed to advise the independent shareholders as to the fairness and reasonableness of the terms of the Proposed RSU Grant to Mr. Yi.
In formulating our opinion and recommendation, we have reviewed (i) the 2016 Plan; (ii) the Company’s prospectus dated July 30, 2018; (iii) the Company’s annual reports for the years ended December 31, 2019, 2020 and 2021; (iv)  the Proxy Statement; (v) the findings on the review of the Company’s compensation programs prepared by an independent compensation consultant, Frederic W. Cook & Co., Inc.; (vi) the independent director compensation policy of the Company; (vii)  share award schemes adopted by listed companies comparable to the Company; and (viii) other information as set out in the Proxy Statement.
We have relied on the accuracy of the information, facts, representations and opinions expressed by the Board, referred to in the Proxy Statement. We have assumed that the information, representations and opinions were true at the time they were made and continue to be true as of the date of the Proxy Statement and will continue to be true up to the time the Independent Shareholders vote on the resolutions to approve the Proposed RSU Grants. We consider that we have reviewed sufficient information to reach the conclusions set out in this letter and have no reason to believe any of the information provided to us by the management of the Company is inaccurate or that any material information has been omitted or withheld from the information supplied or the opinions expressed in the Proxy Statement. We have also assumed that all statements of belief and opinion of the Board as set out in the announcement of the Company dated April   , 2022 (the “Announcement”) and the Proxy Statement were reasonably made after due and careful enquiry. We have not, however, carried out any independent verification on the information provided to us by the Company, nor have we conducted any form of independent in-depth investigation into the business and affairs or prospects of the Group or its associates.
Apart from professional fees for our services to the Company in connection with the engagement described above, no arrangement exists whereby we will receive any fees or benefits from the Company, its subsidiaries, directors, chief executive, substantial shareholders or any associate of any of them. During the two-year period immediately preceding the Latest Practicable Date, we were appointed as an independent financial adviser to the Company to advise on the Restated Amendment No. 2 dated September 24, 2020 by and between the Company and Amgen Inc. and the transactions contemplated thereunder, and the proposed grants of restricted share units to directors dated April 30, 2021, details of which were set out in the proxy statements of the Company dated October 9, 2020 and April 30, 2021, respectively. Given our independent role and normal professional fees received from the Company under the past engagements, we do not consider that our independence to act in present appointment is affected by them.
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
PRINCIPAL FACTORS AND REASONS CONSIDERED
We have considered the following factors in arriving at our opinion on the Proposed RSU Grants:
(a)
Information of the Group

The Company is a global, commercial-stage biotechnology company focused on discovering, developing, manufacturing, and commercializing innovative medicines to improve treatment outcomes and access for patients worldwide. The Company’s approximately 8,200 employees in 23 countries around the world are committed to expediting the development of a diverse pipeline of novel therapeutics. The Company currently has three approved medicines that were discovered and developed in its own labs, including BRUKINSA®, a small molecule inhibitor of Bruton’s Tyrosine Kinase (BTK) for the treatment of various blood cancers; tislelizumab, an anti-PD-1 antibody immunotherapy for the treatment of various solid tumor and blood cancers; and pamiparib, a selective small molecule inhibitor of PARP1 and PARP2. The Company also has the necessary approvals to market BRUKINSA® in the United States, the People’s Republic of China (China or the PRC), the European Union (EU), the United Kingdom (U.K.), Canada, Australia and additional international markets, and tislelizumab and pamiparib in China. By leveraging its China commercial capabilities, it has in-licensed the rights to distribute 13 approved medicines for the China market and has entered into collaborations with world-leading biopharmaceutical companies such as Amgen and Novartis Pharma AG (Novartis) to develop and commercialize innovative medicines. Please refer to the section headed “2021 Business Highlights” in the Proxy Statement for the details of corporate development, progresses and collaboration highlights of the Group.
The tables below show the selected financial and business information of the Group extracted from the annual reports of the Company for the years ended December 31, 2019, 2020 and 2021.
Extract of consolidated statement of operations
	For the year ended December 31,
	2019 (US$’000)	2020 (US$’000)	2021 (US$’000)
	(audited)	(audited)	(audited)
Revenue
— Product revenue, net	222,596	308,874	633,987
— Collaboration revenue	205,616	0	542,296
	428,212	308,874	1,176,283
Research and development (“R&D”) costs	(927,338)	(1,294,877)	(1,459,239)
Net loss attributable to the Company	(948,628)	(1,596,906)	(1,413,354)
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Extract of consolidated balance sheets
	As of December 31,
	2019 (US$’000)	2020 (US$’000)	2021 (US$’000)
	(audited)	(audited)	(audited)
Total assets	1,612,289	5,600,757	8,645,949
Total liabilities	633,934	1,731,514	2,402,962
Net assets	978,355	3,869,243	6,242,987
Revenue
The Group’s revenue amounted to approximately US$309 million for the year ended December 31, 2020, representing a decrease of approximately 28% as compared to approximately US$428 million for the year ended December 31, 2019. The decrease was mainly due to the absence of collaboration revenue recorded for the year ended December 31, 2020 (2019: US$206 million). Such decrease was partially offset by the increase in the Group’s product revenue from US$223 million for the year ended December 31, 2019 to approximately US$309 million for the year ended December 31, 2020.
The Group’s revenue amounted to approximately US$1,176 million for the year ended December 31, 2021, representing an increase of approximately 281% as compared to approximately US$309 million for the year ended December 31, 2020. The increase was mainly due to increased sales of BRUKINSA® in the United States and China and tislelizumab in China and in-licensed sales of Amgen’s XGEVA® and BLINCYTO® in China, which the Company began distributing in July 2020 and August 2021, respectively.
R&D costs
R&D activities are central to the Group’s business model. They are mainly related to (i) the clinical advancement of its internally-developed drug candidates, including zanubrutinib, tislelizumab, ociperlimab, pamiparib, BGB-15025, BGB-11417, BGB-A445, BGB-16673 and BGB-A425; and (ii) in-licensed drug candidates, including Amgen pipeline assets under co-development, sitravatinib, ZW25 and pobevcy.
The Group’s R&D costs amounted to approximately US$1,295  million for the year ended December 31, 2020, representing an increase of approximately 40% as compared to approximately US$927  million for the year ended December 31, 2019. The increase was mainly due to (i) the increased spending on the ongoing and late-stage pivotal clinical trials; (ii) expense related to upfront license payments for in-licensed eight assets; (iii)  development expenses associated with the Amgen collaboration; (iv)  the preparation of additional regulatory submissions, and manufacturing costs related to development programs and pre-commercial activities; and (v) increase in employee share-based compensation expense due to increased headcount and a higher share price of the Company.
The Group’s R&D costs amounted to approximately US$1,459  million for the year ended December 31, 2021, representing an increase of approximately 13% as compared to approximately US$1,295 million for the year ended December 31, 2020. The increase was mainly due to the expansion of the Company’s global development organization including the internalization of previously outsourced activities and the continued development of its clinical and preclinical drug candidates.
As of January 31, 2022, the Group owned 40 issued U.S. patents, 24 issued China patents, a number of pending U.S. and China patent applications, and corresponding patents and patent applications internationally. As discussed in the annual report of the Company for the year ended December 31, 2021, the Group expects its research and development costs to increase in the foreseeable future as its development programs and clinical trials progress.
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Net loss attributable to the Company
Based on the foregoing, the net loss attributable to the Company for the year ended December 31, 2019, 2020 and 2021 amounted to approximately US$949 million, US$1,597 million and US$1,413 million, respectively.
Financial position of the Group
Total assets of the Group amounted to approximately US$8,645  million as of December 31, 2021, representing an increase of approximately 54%, as compared to US$5,601 million as of December 31, 2020.
Net assets of the Group increased from approximately US$3,869  million as of December 31, 2020 to approximately US$6,243  million as of December 31, 2021.
The increases in total assets and net assets as mentioned above were mainly attributable to (i) the Company’s initial public offering on the Science and Technology Innovation Board of the Shanghai Stock Exchange in China, the net proceeds from which after deducting underwriting commission and offering expenses were US$3,392  million, as well as (ii) revenue from collaborators, including approximately US$542 million from Novartis for the PD-1 collaboration.
(b)
Background of and reasons for the Proposed RSU Grants

The 2016 Plan was approved by the Board on November 7, 2018 and by the shareholders on December 7, 2018. The purpose of the plan is to provide the Company with flexibility to use various equity-based incentives and awards to motivate the Company’s workforce.
In June 2020, the shareholders approved an amendment to the 2016 Plan to increase the number of authorized shares of the Company available for issuance under the plan and to extend its term through 2030. A further amendment to increase the number of authorized shares available for issuance under the plan is proposed at the 2022 annual general meeting of the Company’s shareholders. For further details of the 2016 Plan, please refer to the Company’s Proxy Statement dated April   , 2022.
On June 16, 2021, the Company proposed and the shareholders approved the Company’s proposal to grant RSUs to the Company’s directors (the “2021 RSU Grants”) as follows:
	Executive director		Non-executive directors
Grantees	Mr. Oyler		Dr. Wang (and as the Chairman of the Scientific Advisory Board)		Mr. Hooper		Independent non- executive directors
Grant date fair value	US$	3,750,000	US$	1,000,000	US$	200,000	US$200,000 each, totaling US$1,600,000
For further details of the 2021 RSU Grants to directors, please refer to the Company’s proxy statement dated April 30, 2021.
The table below sets out the outstanding numbers of RSUs and share options, and the remaining numbers of RSUs or share options available for future grants as at the Latest Practicable Date:
2016 Plan	Outstanding number	Available for future grants
RSUs	36,239,736	48,169,380(note 2)
Options	54,051,844
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Notes:
(1)
Based on the information provided by the Company as of the Latest Practicable Date.

(2)
The Proposed RSU Grants and option grants will be subject to such limit.

The Proposed RSU Grants to the Grantees (as defined below) are part of the Company’s compensation program for executive officers, Chair of the Scientific Advisory Board and non-executive directors.
The purpose of the grant to (i) the executive officers is to encourage them to focus on long-term Company performance and align their interests with shareholders, promote retention and reward outstanding company and individual performance; (ii) the Chair of the Scientific Advisory Board is to provide sufficient incentive to retain and motivate him to participate in the formulation of strategy and long-term development of the Company and to recognize his contribution to the growth of the Company; and (iii) the non-executive directors is to retain and motivate them to continue to provide their opinions and judgments to the Board of Directors in building the strategy and long-term development of the Company.
As discussed in the sub-section headed “(a) Information of the Group” above, the Group incurred substantial amount of R&D expense for the past three years as it continued the development and advancement of its pipeline products, and has been loss-making since its listing.
The Company’s success will depend on its ability to attract, retain and motivate key executives and qualified personnel to support the Group’s operations, research and development, manufacturing and commercialization of products. Dr. Wang as the Company’s Co-Founder, Chair of the Scientific Advisory Board and director, Mr. Oyler as the Company’s Co-Founder, Chief Executive Officer and Chairman of the Board, the non-executive and independent non-executive directors and the scientific teams, are particularly valuable in that regard. Also, they are considered by the Board of Directors as vital for the Group to successfully implement its overall business strategy.
In the circumstances, we are of the view that the RSUs which involve the issue of shares upon vesting, are effective instruments for the Group to incentivize its employees, consultants and directors without incurring any significant cash outflows. Also, we note that it is a standard compensation practice to provide equity rewards in addition to cash (as demonstrated by our analysis in the subsection headed “(d) Assessment on the fairness and reasonableness of the Proposed RSU Grants — Comparison of the remuneration packages of the Grantees with those of the Comparable Companies” below).
(c)
Principal terms of the Proposed RSU Grants

The Proposed RSU Grants to Mr. Oyler, Dr. Wang, Mr.  Hooper, Mr. Chen, Mr. Glazer, Dr. Dugan, Mr.  Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr.  Sanders, and Mr. Yi (the “Grantees”) will be granted for nil consideration, with each of the RSU granted represents the right to receive one ordinary share of the Company on the date it vests. Further terms of the Proposed RSU Grants are set out below:
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
	Executive director	Non-executive directors		Independent non- executive directors
Grantees	Mr. Oyler	Dr. Wang (and as the Chairman of the Scientific Advisory Board)	Mr. Hooper	Nine Directors, namely Mr. Chen, Mr. Glazer, Dr. Dugan, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders, and Mr. Yi
Grant date fair value	US$4,000,000	US$1,000,000	US$200,000	US$200,000 each, totaling US$1,800,000
Indicative number of RSUs (based on the closing price of US$182.36 per ADS of the Company on Nasdaq on April 14, 2022)	285,142	71,279	14,248	14,248 each, totaling 128,232
Vesting schedule	25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the RSUs shall become vested as if he had remained employed for an additional 20 months; provided further that the RSUs shall become fully vested for underlying shares upon a change in control of the Company.	25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service.	100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth below or the Board determines that the circumstances warrant continuation of vesting. Unvested RSUs shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, a director generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director.
The final number of RSUs underlying each Proposed RSU Grant shall be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the date of the Annual Meeting, i.e. June  22, 2022 as divided by 13. If the Independent Shareholders’
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
approval is not obtained by the date of the Annual Meeting, the respective Proposed RSU Grant shall be replaced by share option grant with the same grant date value in accordance with Chapter 17 of the HK Listing Rules. Please refer to the section headed “THE PROPOSED RSU GRANTS” in the Proxy Statement for further details.
As understood from the Company, if a RSU holder resigns before the vesting of the RSUs granted under the 2016 Plan, the unvested RSUs except any portion subject to acceleration will be forfeited. We consider that such vesting mechanism will serve the purpose of retaining the directors by providing them incentive to remain with the Group before the full vesting of the RSUs.
In addition to the Proposed RSU Grants, the Board of Directors will also grant the proposed share option grants under the 2016 Plan to Mr. Oyler, Dr. Wang and other non-executive directors on the date of Annual Meeting. Details of such share option grants are set out below for illustrative purpose:
•
share options with a grant date fair value of US$12,000,000 to Mr. Oyler. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance become exercisable in 36 successive equal monthly installments thereafter, subject to continued services; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the option shall become exercisable for underlying shares as if he had remained employed for an additional 20 months; provided further that the option shall become exercisable for all underlying shares upon a change in control of the Company;

•
share options with a grant date fair value of US$3,000,000 to Dr. Wang. 25% of the ordinary shares subject to the share options shall become exercisable on the first anniversary of the grant date, and the balance become exercisable in 36 successive equal monthly installments thereafter, subject to continued services;

•
share options with a grant date fair value US$200,000 to each of the other non-executive directors and independent non-executive directors. The share options shall vest in full on the earlier of the first anniversary of grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth below or the Board determines that the circumstances warrant continuation of vesting. All options shall be exercisable for three years following cessation of service, and unvested options shall accelerate in full upon (i)  death, (ii) disability and (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control; and

•
each share option will have an exercise price equal to the greater of  (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days preceding the grant date, in each case as determined in reference to the closing price of the Company’s ADSs on the Nasdaq.

We noted that the principal terms of the Proposed RSU Grants are substantially the same as that of the 2021 RSU Grants. In addition, the grant date fair value of the Proposed RSU Grants to Dr. Wang, Mr. Hooper and each of the nine independent non-executive directors are identical as that of the 2021 RSU Grants, while the grant date fair value to Mr. Oyler increased from US$3,750,000 to US$4,000,000.
(d)
Assessment on the fairness and reasonableness of the Proposed RSU Grants

Comparable scheme
We have, to the best of our knowledge, identified the following list of comparable share award schemes (the “Comparable Schemes”) adopted by biotechnology companies listed in Hong Kong and the United States with market capitalization of US$10 billion to US$30  billion as of the date of the Announcement (the “Comparable Companies”) for our assessment of the fairness and reasonableness of the terms of the 2016 Plan. Notwithstanding the fact that none of the Comparable Companies is listed in Hong Kong, their principal businesses, target markets and business scales are similar to those of the Company. We consider the Comparable
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Schemes to be fair and representative for our comparable analysis and are exhaustive based on our selection criteria outlined above. We have not taken into consideration share award schemes of publicly traded companies operating in non-biotechnology industries which are, in our view, not comparable to the Company given their differences in the business nature, product life cycle and operational risks, which, individually or collectively, may impact significantly on their remuneration packages of directors and senior management.
We have compared the background and the fundamentals of the Comparable Companies to that of the Group. Details of the comparison are set out below:
Comparable Companies	Headquarters	Stock code	Year of incorporation	Market capitalisation as of the Latest Practicable Date	Revenue for the year ended December 31, 2021	Research and development expenses for the year ended December 31, 2021	No. of employees as of December 31, 2021	Description
				(US$’ million)	(US$‘million)	(US$’ million)
Seagen Inc.	United States	SGEN (Nasdaq)	1997	27,369	1,574	1,229	2,675
Seagen Inc. operates as a
biotechnology company. The
company discovers and
develops monoclonal antibody-
based drugs to treat cancer and
related diseases, as well as offers
antibody-drug conjugate
technology designed to deliver
cell-killing agents directly to
tumor cells. Seagen Inc. serves
customers worldwide.

Horizon Therapeutics plc	United States	HZNP (Nasdaq)	2011	24,555	3,226	432	1,890
Horizon Therapeutics plc
operates as a biopharmaceutical
company. The company
develops, acquires, and
commercializes late-stage
biopharmaceutical therapies for
the treatment of pain and
inflammation as well as
specialty and orphan diseases.

Alnylam Pharmaceuticals, Inc	United States	ALNY (Nasdaq)	2003	20,350	844	792	1,665
Alnylam Pharmaceuticals, Inc. operates as an early-stage therapeutics company. The company discovers and develops drug and medicines for the treatment of human disease. Alnylam Pharmaceuticals, Inc. serves health care sectors in the United States and the United Kingdom.

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Comparable Companies	Headquarters	Stock code	Year of incorporation	Market capitalisation as of the Latest Practicable Date	Revenue for the year ended December 31, 2021	Research and development expenses for the year ended December 31, 2021	No. of employees as of December 31, 2021	Description
				(US$’ million)	(US$‘million)	(US$’ million)
Incyte Corporation	United States	INCY (Nasdaq)	2003	17,693	2,986	1,458	2,094	Incyte Corporation is a biopharmaceutical company. The company discovers, develops, and commercializes proprietary small molecule drugs, primarily used in oncology.
BioMarin Pharmaceutical Inc.	United States	BMRN (Nasdaq)	1996	14,588	1,846	629	3,045
BioMarin Pharmaceutical Inc.
develops and commercializes
therapeutic enzyme products.
The company has applied its
proprietary enzyme technology
to develop products for
lysosomal storage diseases and
for the treatment of serious
burns. BioMarin Pharmaceutical
Inc. through its subsidiaries
provides analytical and
diagnostic products and
services in the area of
carbohydrate biology.

Shanghai Junshi Biosciences Co., Ltd	China	1877 (HKSE)	2012	10,778	631	325	2,805
Shanghai Junshi Biosciences
Co., Ltd. operates as a
biopharmaceutical company.
The company develops and sells
small molecule drugs, antibody
drug conjugates, and other
products. Shanghai Junshi
Biosciences markets its
products worldwide.

The Company	China/United States	BGNE (Nasdaq) 6160 (HKSE)	2010	22,170	1,176	1,459	8,000
The Company is a global,
commercial-stage
biotechnology company
focused on discovering,
developing, manufacturing,
and commercializing
innovative medicines to
improve treatment outcomes
and access for patients
worldwide.

Sources: Bloomberg and Reuters
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
We have also compared the Comparable Schemes and their respective grantees to that of the Group. Details of the comparison are set out below:
Company name (Plan name)	Year adopted restated or amended	Participants	Type of award	Purpose of the grant	Accelerated vesting	Vesting terms of the RSUs
Seagen Inc. – 2007 Equity Incentive Plan	2020	Employees, including officers, directors and consultants and affiliates	Stock options, restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), and other similar types of awards
To encourage ownership in Seattle Genetics, Inc., a Delaware corporation (the “Seagen”), by key personnel whose long-term employment or other service relationship with Seagen is considered essential to Seagen’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in Seagen’s success
					Yes, upon a change in control and termination of employment	RSUs granted to employees vest 25% each year beginning one year after the grant date. Option and RSU grants to non-employee members of Seagen’s board of directors’ vest over one year
Horizon Therapeutics plc – 2011 Equity Incentive Plan	2020	Employees and non-executive directors	Incentive and non-statutory stock options, stock appreciation rights, restricted stock awards, RSUs awards, performance awards and other stock awards
To secure and retain the services of employees, to provide incentives for such persons to exert maximum efforts for the success of the company and any affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the ordinary shares through the granting of awards.
					Yes, upon a change in control	The RSUs vest annually, with a vesting period ranging from two to four years
Alnylam Pharmaceuticals, Inc – 2009 Stock Incentive Plan	2018	All of the company’s employees, officers and directors	Stock options, restricted stock and RSUs, stock	To advance the interests of the company’s stockholders by enhancing the company’s ability to	Yes, upon a change in control and death or disability of	Time-based stock options granted to employees generally vest as to 25% of the
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Company name (Plan name)	Year adopted restated or amended	Participants	Type of award	Purpose of the grant	Accelerated vesting	Vesting terms of the RSUs
			appreciation rights and other stock-based awards
attract, retain and motivate persons who are expected to make important contributions to the company by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the company’s stockholders
					the participants	shares on the first anniversary of the grant date and 6.25% of the shares at the end of each successive three-month period thereafter until fully vested
Incyte Corporation – 2010 Stock Incentive Plan	2021	Employees, non-employee directors, consultants, and scientific advisors	Restricted shares, RSUs, performance shares, options (which may constitute ISOs or NSOs) and SARs
To promote the long-term success of the corporation and the creation of stockholder value by (a) encouraging employees, outside directors and consultants to focus on critical long-range objectives; (b)  encouraging the attraction and retention of employees, outside directors and consultants with exceptional qualifications and (c)  linking employees, outside directors and consultants directly to stockholder interests through increased stock ownership
					Yes, upon a change in control, death or total and permanent disability or retirement
Each RSU granted in connection with our annual equity awards will vest 25% annually over four years, while each RSU granted as outstanding merit awards or as part of retention award programs will vest in a single instalment at the end of four  years

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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Company name (Plan name)	Year adopted restated or amended	Participants	Type of award	Purpose of the grant	Accelerated vesting	Vesting terms of the RSUs
BioMarin Pharmaceutical Inc. – 2017 Equity Incentive Plan	2021	Employees, directors and consultants	Incentive stock options, non-statutory stock options, SARs, restricted stock awards, RSUs, performance stock awards, performance cash awards, and other stock awards
To help the company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the company and any affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the common stock
					Yes, upon a change in control and death or disability of the participants	RSUs granted to employees generally vest annually over a straight-line four-year period after the grant date
Shanghai Junshi Biosciences Co., Ltd – Restricted A Share Incentive Scheme	2020	Directors, members of the senior management, core technical staff and other persons	RSUs
To further perfect the company’s corporate governance structure, establish and improve the company’s long-term incentive mechanism, attract and retain the company’s management personnel, core technical personnel and other personnel, fully mobilize their enthusiasm and creativity, effectively strengthen the cohesion of the core team and the competitiveness of the company, align the interests of the shareholders, the company and the core staff members, bring
					Not identified
Subject to the attribution conditions having been fulfilled, the Restricted Shares may be attributed to the participants (for the First Grant) in three tranches and (for the Reserved Grant) in two tranches
First Grant: 40%, 30% and 30% of the restricted shares granted to be attributed after 12, 24 and 36 months of the initial grant date, respectively

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Company name (Plan name)	Year adopted restated or amended	Participants	Type of award	Purpose of the grant	Accelerated vesting	Vesting terms of the RSUs
				their attention to the long-term development of the company and ensure that the company’s development strategy and business goals shall be realized		Reserved Grant: 50% and 50% of the restricted shares granted to be attributed after 12, 24 months of the initial grant date, respectively
The Company – 2016 Plan	2020	Officers, employees, non-employee directors and consultants of the Company	Share options, RSUs and other incentive awards
To encourage and enable the officers, employees, nonemployee directors and consultants of the Group upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company
					Yes, upon a change in control and/or certain qualifying termination events
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service for executive director and certain non-executive director; and 100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date and the next annual general meeting for certain non-executive directors

Sources: the regulatory filings of the Comparable Companies
We consider that the six Comparable Schemes adopted by the Comparable Companies demonstrate that the alignment of interests of selected employees and non-employee directors by way of grant and ownership of award shares is a market practice. We also consider the purposes of the Comparable Schemes are similar to that of the 2016 Plan and the Proposed RSU Grants.
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
From the table above, we see that other than Shanghai Junshi Biosciences Co., Ltd., which does not include its nonemployee board members to participate in its current equity incentive scheme, all of the other Comparable Schemes permit both employees and non-employee directors to participate. We also note that the restricted stock  units awarded under majority of the Comparable Schemes will be vested in multiple tranches over two to four years and are subject to accelerated vesting, save for Shanghai Junshi Biosciences Co., Ltd. which did not include accelerated vesting. In particular, the restricted stock units granted under the schemes of Seagen Inc., BioMarin Pharmaceutical Inc. and Incyte Corporation will be vested 25% each year, which resemble the 2016 Plan.
Rationale for the Proposed RSU Grants
(i) Mr. Oyler
Mr. Oyler is the Company’s Co-Founder, Chief Executive Officer and Chairman of the Board. He has served as a member of the Board of Directors since October 2010. From 2005 to 2009, Mr.  Oyler served as President and Chief Executive Officer of BioDuro, LLC, a drug discovery outsourcing company, which was acquired by Pharmaceutical Product Development Inc. From 2002 to 2004, Mr.  Oyler served as Chief Executive Officer of Galenea Corp., a biopharmaceutical company dedicated to the discovery of novel therapies for central nervous system diseases, which initially were developed at Massachusetts Institute of Technology. From 1998 to 2002, Mr.  Oyler was a Founder and the President of Telephia, Inc. which was bought by The Nielsen Company in 2007. From 1997 to 1998, Mr.  Oyler served as Co-Chief Executive Officer of Genta Incorporated, an oncology-focused biopharmaceutical company that was listed on the Nasdaq. Mr. Oyler began his career as a management consultant at McKinsey & Company. Mr. Oyler received his B.S. from the Massachusetts Institute of Technology in June 1990 and an MBA from Stanford University in January 1996.
The Proposed RSU Grant to Mr. Oyler is part of the Company’s compensation program for employees, including executive officers. The purpose of such grant is to encourage executives and other employees to focus on long-term company performance and align their interests with shareholders, promote retention and reward outstanding company and individual performance. The Board of Directors proposed to compensate Mr. Oyler with the Proposed RSU Grant after considering Mr.  Oyler’s integral role as Co-Founder, Chief Executive Officer and Chairman of the Board, his extensive leadership, executive, managerial, business and biotechnology company experience, his years of industry experience in the development of pharmaceutical products and contribution to the rapid growth of the Company.
The Board of Directors considered the retention and motivation of Mr. Oyler are indispensable to the senior management of the Company. The Company maintains an industry-specific peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on a balance of criteria, such as the size of the company, the stage of development and data availability, for benchmarking pay. The value of RSUs to be granted to Mr. Oyler was determined by the Board of Directors upon recommendation of the Compensation Committee by referencing the equity grant practices of the Company’s compensation peer group.
(ii) Dr. Wang
Dr. Wang is the Company’s Co-Founder and has served as a member of the Board of Directors since February 2016. He has also served as the Chairman of the Company’s Scientific Advisory Board since 2011. Dr. Wang has served as the founding Director of the National Institute of Biological Sciences in Beijing since 2003 and became its Director and Investigator in 2010. In addition, Dr.  Wang has served as a Chair Professor at Tsinghua University since 2020. Previously, he was a Howard Hughes Medical Institute Investigator from 1997 to 2010 and held the position of the George L. MacGregor Distinguished Chair Professor in Biomedical Sciences at the University of Texas Southwestern Medical Center in Dallas, Texas from 2001 to 2010. In 2004, Dr. Wang founded Joyant Pharmaceuticals, Inc., a venture capital-backed biotechnology company focused on the development of small molecule therapeutics for cancer. Dr. Wang serves as a non-executive director and member of the compensation committee of Clover Biopharmaceutical Ltd. (HKEx: 2197). Dr. Wang received his B.S. in Biology from Beijing Normal University in July 1984 and his Ph.D. in Biochemistry from the University
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
of Texas Southwestern Medical Center in May 1991. Dr. Wang has been a member of the National Academy of Sciences, USA since 2004 and a foreign associate of the Chinese Academy of Sciences since 2013.
Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to the Company in his areas of expertise, participating in the Company’s leadership team meetings from time to time, and interacting with the Company’s key stakeholders on behalf of the Company.
The Board of Directors believes that Dr. Wang’s stature in the Chinese scientific and biotechnology communities provides the Company with significant intangible benefits and access to key stakeholders in the Company’s industry. His scientific expertise and knowledge of oncology research and development and the Chinese market are highly valuable to the Company. The value of RSUs to be granted to Dr.  Wang was determined by the Board of Directors upon recommendation of the Compensation Committee to reflect his major contributions to the Company.
(iii) Ten non-executive directors
The Proposed RSU Grants to other non-executive and independent non-executive directors, namely Mr. Hooper, Mr. Chen, Mr. Glazer, Dr. Dugan, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders, and Mr. Yi are part of the Company’s compensation package to the non-executive directors. The Proposed RSU Grants to other non-executive directors aim to retain and motivate them to continue to provide their opinion and judgment to the Board of Directors in building the strategy and long-term development of the Company.
We have reviewed the non-executive directors’ qualifications and experience in the biotechnology industry and noted that in the year ended December 31, 2021, save for Dr. Dugan and Dr. Riva who were each appointed as a non-executive director in 2022, each of them attended all 9 board meetings held by the Company and on average attended approximately 12 committee meetings.
We are of the view that the Grantees’ extensive experience in the biotechnology industry and their contributions to the Company, as described above, are contributory to the management, operation and development of the Company.
Comparison of the remuneration packages of the Grantees with those of the Comparable Companies
The Compensation Committee takes into consideration factors such as compensation paid by comparable companies, and time commitment and responsibilities of the directors and senior management in making recommendations to the Board of Directors regarding the remuneration packages of the directors and senior management. Set out below is an illustration of the Grantees’ remunerations in U.S. dollars when the Proposed RSU Grants and share option grants are added on their actual non-equity remunerations for the year ended December 31, 2021 (the “Illustrative Remuneration”):
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Grantee	Position(s)	Total cash and other non-equity emoluments for the year ended December 31, 2021 (Note 1)	Total grant date fair value of RSU grants (Note 2)	Total grant date fair value of share option grants (Note 2)	Aggregate remuneration (US$)
Mr. Oyler	Chairman and Executive Director	1,748,820	4,000,000	12,000,000	17,748,820
Dr. Wang	Non-executive Director	250,000	1,000,000	3,000,000	4,250,000
Mr. Hooper	Non-executive Director	92,000	200,000	200,000	492,000
Mr. Chen	Independent Non-executive Director	75,500	200,000	200,000	475,500
Mr. Glazer	Independent Non-executive Director	70,000	200,000	200,000	470,000
Dr. Dugan	Independent Non-executive Director	0 (Note 3)	200,000	200,000	400,000
Mr. Goller	Independent Non-executive Director	73,000	200,000	200,000	473,000
Mr. Krishana	Independent Non-executive Director	75,500	200,000	200,000	475,500
Mr. Malley	Independent Non-executive Director	88,625	200,000	200,000	488,625
Dr. Riva	Independent Non-executive Director	0 (Note 3)	200,000	200,000	400,000
Dr. Sanders	Independent Non-executive Director	92,025	200,000	200,000	492,025
Mr. Yi	Independent Non-executive Director	83,625	200,000	200,000	483,625
Notes:
(1)
Comprised of salaries and other benefits, performance bonus and/or retirement benefit scheme contributions as disclosed in the Proxy Statement.

(2)
The grant date fair value of the RSUs to be granted to Mr. Oyler, Dr. Wang and each of other non-executive directors are US$4,000,000, US$1,000,000 and US$200,000, respectively. In addition, the grant date fair value of the share options to be granted to Mr. Oyler, Dr. Wang and each of other non-executive directors are US$12,000,000, US$3,000,000 and US$200,000, respectively.

(3)
Dr. Dugan and Dr. Riva were elected to the board of directors on February 1, 2022 and did not receive cash and other non-equity emoluments for the year ended December 31, 2021. Based on the announcement of the Company dated February 4, 2022 and February 28, 2022 in relation to the appointment of Dr. Dugan and Dr. Riva as independent non-executive directors, Dr. Dugan and Dr. Riva are expected to receive annual cash compensation of US$69,000 and US$76,750 respectively.

As set out in the table above, assuming that the value of the RSUs (under the Proposed RSU Grants) and share options (under the share option grants) is the grant date fair value, the Illustrative Remuneration of Mr. Oyler, Dr. Wang, Mr. Hooper and the seven independent non-executive directors (all independent non-executive directors excluding Dr. Dugan and Dr. Riva) will then amount to approximately US$17.7 million, US$4.3 million, US$0.5 million and US$0.5 million, respectively. Given Dr. Dugan and Dr. Riva were elected to the Board of Directors in 2022 and were hence not entitled to cash and other non-equity emoluments for the year ended December 31, 2021, the Illustrative Remuneration of Dr. Dugan and Dr. Riva only consists of RSUs (under the Proposed RSU Grants) and share options (under the share option grants) and will amount to approximately US$4.0 million.
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
In assessing the fairness and reasonableness of the Illustrative Remuneration of the Grantees, we have compared the remuneration packages of Comparable Companies’ directors based on their latest available filings.
		Total Remunerations (US$’000)
Comparable Companies	Stock code	Executive and non-executive directors		Independent directors
		Minimum	Maximum	Minimum	Maximum
Seagen Inc. (Notes 1,3)	SGEN (Nasdaq)	18.906	18.906	466	528
Horizon Therapeutics plc (Note 3)	HZNP (Nasdaq)	21,353	21,353	502	528
Alnylam Pharmaceuticals, Inc (Notes 1,2)	ALNY (Nasdaq)	7,818	7,818	459	650
Incyte Corporation (Note 2)	INCY (Nasdaq)	16,378	16,378	571	598
BioMarin Pharmaceutical Inc. (Notes 1, 2)	BMRN (Nasdaq)	18,119	18,119	536	589
Shanghai Junshi Biosciences Co., Ltd (Notes 1, 2)	1877 (HKSE)	814	5,578	31	855
The Company(Note 4)	BGNE (Nasdaq) / 6160 (HKSE)	492	17,749	470	492
Sources: Reuters and regulatory filings of the Comparable Companies
Notes:
(1)
The total remunerations for the independent directors excluded those who did not serve as director for the latest full financial year.

(2)
The remuneration information is based on the annual remuneration information of each director for the year ended December 31, 2020, being the latest filing available as at the Latest Practicable Date.

(3)
The remuneration information is based on the annual remuneration information of each director for the year ended December 31, 2021, being the latest filing available as at the Latest Practicable Date.

(4)
The figures represent the ranges of the Illustrative Remuneration, excluding Dr. Dugan and Dr. Riva who were elected to the board of directors on February 1, 2022 and did not receive cash and other non-equity emoluments for the year ended December 31, 2021. As such, the respective Illustrative Remuneration of the two independent directors do not reflect fully the entire structure of the remuneration packages as proposed and has hence been excluded in this analysis. Nonetheless, we noted as stated in the announcement of the Company dated February, 2022, both Dr. Dugan and Dr. Riva are subject to the same compensation during their tenure as all other independent non-directors of the Company.

Although details with respect to each Comparable Company and its director(s) such as responsibilities, experience and years of service of each director as well as product type, stage of clinical development and commercialization and scale of each company may vary, we consider that the Comparable Companies serve as a general reference to indicate common market practice in determining the remuneration packages of directors of biotechnology companies.
As shown in the table above, the remuneration of the Comparable Companies’ (i) executive and non-executive directors ranged from approximately US$0.8 million to approximately US$21.4  million; and (ii) independent directors ranged from approximately US$31,492 to approximately US$0.9 million. The Illustrative Remunerations appear to be lower than or generally in line with these ranges.
In addition, we have analysed the share awards components of the remuneration packages of the Comparable Companies’ directors. A summary of such analysis is set out below:
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Company	Executive and non-executive directors Share Awards (% Total)	Independent non-executive directors Share Awards (% Total)
Seagen Inc.(Note 1,3)	58.1%	43.2%
Horizon Therapeutics plc (Note 3)	74.1%	78.0%
Alnylam Pharmaceuticals, Inc (Note1, 2)	0.0%	0.0%
Incyte Corporation (Note 2)	50.8%	31.4%
BioMarin Pharmaceutical Inc. (Notes 1, 2)	64.3%	82.7%
Shanghai Junshi Biosciences Co., Ltd (Notes 1, 2)	6.2%	0.0%
Maximum	74.1%	82.7%
Average	42.2%	39.2%
Median	54.4%	37.3%
Minimum	0.0%	0.0%
The Company (Note 4)	23.1%	41.7%
Sources: Reuters, regulatory filings of the Comparable Companies and the Proxy Statement.
Notes:
(1)
The total remunerations for the independent directors excluded those who did not serve as director for the latest full financial year.

(2)
The remuneration information is based on the annual remuneration information of each director for the year ended December 31, 2020.

(3)
The remuneration information is based on the annual remuneration information of each director for the year ended December 31, 2021.

(4)
The figures represent the ranges of the Illustrative Remuneration, excluding Dr. Dugan and Dr. Riva who were elected to the board of directors on February 1, 2022 and did not receive cash and other non-equity emoluments for the year ended December 31, 2021. As such, the respective Illustrative Remuneration of the two independent directors do not reflect fully the entire structure of the remuneration packages as proposed and has hence been excluded in this analysis.

In respect of the Comparable Companies’ executive and non-executive directors, approximately nil to 74.1% of their total remunerations were paid by way of share awards. For the Illustrative Remuneration of the Company’s executive and non-executive directors, the ratio of the share awards component of 23.1% is within the range of the Comparable Companies.
In respect of the Comparable Companies’ independent directors, approximately nil to 82.7% of their total remunerations were paid by way of share awards. For the Illustrative Remuneration of the Company’s independent non-executive directors, we note that the ratio of share awards component of 41.7% is within the range of the Comparable Companies’.
Based on the above analysis, we are of the view that the ratios of the share awards component of the Illustrative Remuneration of the Company’s executive, non-executive, and independent non-executive directors resonate with the market practice as they are generally within range of the Comparable Companies.
We therefore consider the Proposed RSU Grants, being part of the equity component, are fair and reasonable.
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Dilution effect
Assuming each of the directors becomes fully entitled to all shares underlying the Proposed RSU Grants and based on the indicative number of RSUs set forth above, the total number of such underlying shares would amount to 498,901 ordinary shares, or approximately 0.04% of the total number of issued shares as of the Latest Practicable Date, and such shares will represent 0.04% of the total number of issued shares upon completion of issue.
The shareholding structure of the Company before and after each of the directors becomes fully entitled to all of the shares underlying the Proposed RSU Grants is summarized as follows (calculated assuming the indicative number of RSUs set forth above and based on the total number of issued shares as of the Latest Practicable Date):
	Latest Practicable Date		Assuming full vesting of the Proposed RSU Grants
	No. of shares	%	No. of shares	%
Mr. Oyler	73,258,901	5.49%	73,544,043	5.51%
Dr. Wang	21,025,267	1.58%	21,096,546	1.58%
Mr. Hooper	92,651	0.01%	106,899	0.01%
Mr. Chen	407,638	0.03%	421,886	0.03%
Dr. Dugan	22,581	0.002%	36,829	0.003%
Mr. Glazer	3,099,445	0.23%	3,113,693	0.23%
Mr. Goller	361,998	0.03%	376,246	0.03%
Mr. Krishana	361,998	0.03%	376,246	0.03%
Mr. Malley	1,274,746	0.10%	1,288,994	0.10%
Dr. Riva	22,581	0.002%	36,829	0.003%
Dr. Sanders	52,780	0.004%	67,028	0.005%
Mr. Yi	352,716	0.03%	366,964	0.03%
Other Shareholders	1,234,471,967	92.48%	1,234,471,967	92.45%
Total	1,334,805,269	100.00%	1,335,304,170	100.00%
For further details, please refer to the section headed “REASONS AND RATIONALE FOR THE PROPOSED RSU GRANTS” in the Proxy Statement.
As set out in the table above, there will be dilution effects on the interests of the existing public Shareholders upon granting of the Proposed RSU Grants. In our opinion, such dilution is immaterial and acceptable to the Independent Shareholders taking into the reasons and benefits of the Proposed Grant as discussed in the sub-section headed “(b) Background of and reasons for the Proposed RSU Grants” above.
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Proposals 13 – 15. Proposed Grants of Restricted Share Units to Directors
Financial effects of the Proposed RSU Grants
Under the 2016 Plan, the Grantees only receive shares when the RSUs are vested, and no funds will be raised by the Company as a result of the Proposed RSU Grants.
In accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation-Stock Compensation, all the Company’s grants of share-based awards to employees were classified as equity awards and are recognized in the financial statements based on their grant date fair values. The fair value of restricted shares and restricted share units are based on the closing market price of the Company’s ADSs on the Nasdaq Global Select Market on the date of grant. The Company has elected to recognize compensation expense using the straight-line method for all employee equity awards granted with graded vesting based on service conditions.
For awards granted to non-employees, the Company has accounted for equity instruments issued to non-employees in accordance with the provisions of ASC 718 and ASC 505, Equity. All transactions in which goods or services are received in exchange for equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The grant date is the measurement date of the fair value of the equity instrument issued. The expense is recognized in the same manner as if the Company had paid cash for the services provided by the non-employees in accordance with ASC 505-50, Equity-based payments to non-employees. The Company estimated the fair value of share options granted to non-employees using the same method as employees.
RECOMMENDATION
Having considered that (i) the Proposed RSU Grants aim to align the interests of the Grantees and the Company’s shareholders as a whole for the betterment of the Group’s future development and expansion; (ii) it is the market practice for listed biotechnology companies of sizes similar to the Company’s to grant restricted share units/share awards to their directors, senior management and employees; and (iii) the experience and background of the relevant directors, we consider that (a) the terms of the Proposed RSU Grants are on normal commercial terms and fair and reasonable so far as the Independent Shareholders are concerned; and (b) the Proposed RSU Grants are conducted under the ordinary and usual course of business of the Company and in the interests of the Company and the shareholders as a whole. Accordingly, we advise the Independent Board Committees to recommend, and we recommend, that the Independent Shareholders vote in favor of the resolutions to be proposed at the Annual Meeting to approve the Proposed RSU Grants.
Yours faithfully,
For and on behalf of
Anglo Chinese Corporate Finance, Limited
Raymond Cheung	Brandon Li
Director	Director

(1)
Mr. Raymond Cheung is a licensed person registered with the Securities and Futures Commission and as a responsible officer of Anglo Chinese Corporate Finance, Limited to carry out Type 1 (dealing in securities) and Type 6 (advising on corporate finance) regulated activities under the SFO. He has over 10 years of experience in corporate finance.

(2)
Mr. Brandon Li is a licensed person registered with the Securities and Futures Commission and as a responsible officer of Anglo Chinese Corporate Finance, Limited to carry out Type 6 (advising on corporate finance) regulated activities under the SFO. He has over 8 years of experience in corporate finance.

82 :: BeiGene 2022 Proxy Statement

Proposal 13. Approval of the RSU Grant to Mr. Oyler
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of RSUs with a grant date fair value of US$4,000,000 to Mr. John V. Oyler under the 2016 Plan. The grant date will be date of the Annual Meeting. The Proposed RSU Grant to Mr. Oyler will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests;

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; provided, however, that upon a termination without cause or for good reason as defined in Mr. Oyler’s employment agreement, the RSUs shall become vested as if he had remained employed for an additional 20 months; provided further that the RSUs shall become fully vested for underlying shares upon a change in control of the Company; and

•
the number of shares under the RSUs will be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the grant date as divided by 13.

If the independent shareholders’ approval is not obtained at the Annual Meeting, the Proposed RSU Grant to Mr. Oyler shall be replaced by a share option grant with the same grant date fair value.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules. Mr. Oyler as a director is a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 13 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Mr. Oyler and his associates, who are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 13 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR approval of the Proposed RSU Grant to Mr. Oyler and transactions contemplated therein.
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Proposal 14. Approval of the RSU Grants to Dr. Wang
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of RSUs with a grant date fair value of US$1,000,000 to Dr. Xiaodong Wang under the 2016 Plan. The grant date will be date of the Annual Meeting. The Proposed RSU Grant to Dr. Wang will be made under the following terms:
•
each of the RSU is granted for nil consideration;

•
each of the RSU granted represents the right to receive one ordinary share on the date it vests;

•
25% of the ordinary shares shall vest on each anniversary of the grant date, subject to continued service; and

•
the number of shares under the RSUs will be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the grant date as divided by 13.

If the independent shareholders’ approval is not obtained at the Annual Meeting, the Proposed RSU Grant to Dr. Wang shall be replaced by a share option grant with the same grant date fair value.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules. Dr. Wang as a director is a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the Proposed RSU Grant to Dr. Wang and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 14 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Dr. Wang and his associates, who are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 14 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR approval of the Proposed RSU Grant to Dr. Wang and transactions contemplated therein.
84 :: BeiGene 2022 Proxy Statement

Proposal 15. Approval of the RSU Grants to Non-Executive and Independent Non-Executive Directors
The Company proposes an ordinary resolution at the Annual Meeting to approve the grant of RSUs with a grant date fair value of US$200,000 to each of the non-executive and independent non-executive directors, Mr. Anthony C. Hooper, Mr. Timothy Chen, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders and Mr. Qingqing Yi, under the 2016 Plan. The grant date will be date of the Annual Meeting. The Proposed RSU Grants to these non-executive and independent non-executive directors will be made under the following terms:
•
each of the RSUs is granted for nil consideration;

•
each of the RSUs granted represents the right to receive one ordinary share on the date it vests;

•
100% of the ordinary shares shall vest upon the earlier to occur of the first anniversary of the grant date or the date of the next annual general meeting of shareholders; provided, however, that all vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director other than as set forth below or the Board determines that the circumstances warrant continuation of vesting. Unvested RSUs shall accelerate in full upon (i) death, (ii) disability, (iii) termination of service in connection with a change of control of the Company, or (iv) upon a change of control of the Company if the director’s service continues and the awards are not assumed by the acquiror at the time of the change of control. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, a director generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director;

•
notwithstanding the above, the number of RSUs to be vested on the vesting date shall not cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed 1% of the total number of issued shares as of the vesting date after their vesting and issuance (the “1% threshold”);

•
if the number of RSUs to be vested on the vesting date would cause the total number of shares held legally or beneficially by each of the independent non-executive directors, together with the total number of shares which may be issued to each of them or their nominee upon the exercise of any outstanding share options, convertible securities and other rights (whether contractual or otherwise) to call for the issue of shares, to exceed the 1% threshold, the final number of RSUs to be vested on the vesting date shall be the maximum number of shares that may be issued to the relevant grantee while keeping their respective shareholding below the 1% threshold; and

•
the number of shares under the RSUs will be calculated by dividing the grant value by the closing price of the ADSs on Nasdaq on the grant date as divided by 13.

If the independent shareholders’ approval is not obtained at the Annual Meeting, each of the Proposed RSU Grants to Mr. Hooper, Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi shall be replaced by a share option grant with the same grant date fair value.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules. Each of Mr. Hooper, Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi as a director is a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the Proposed RSU Grants to these non-executive and independent non-executive directors and transactions contemplated therein constitute non-exempt connected transactions of the Company under Chapter 14A of the HK Listing Rules and are subject to reporting, announcement and the independent shareholders’ approval requirements.
BeiGene 2022 Proxy Statement :: 85

Proposal 15. Approval of the RSU Grants to Non-Executive and Independent Non-Executive Directors
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 15 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Mr. Hooper, Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi and their respective associates, who are required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 15 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR approval of the Proposed RSU Grants to Mr. Hooper, Mr. Chen, Dr. Dugan, Mr. Glazer, Mr. Goller, Mr. Krishana, Mr. Malley, Dr. Riva, Dr. Sanders and Mr. Yi and transactions contemplated therein.

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Proposal 16. Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan
Overview
The Board of Directors believes that share options and other share-based incentive awards play an important role in our success by attracting, retaining and motivating our (and our subsidiaries’) employees, officers, non-employee directors and consultants upon whose judgement, initiative and efforts we largely depend for the successful conduct of our business.
On December 7, 2018, at the 2018 extraordinary general meeting of shareholders of the Company, the Company’s shareholders approved the Second Amended and Restated 2016 Share Option and Incentive Plan (the “2016 Plan”). In 2020, the shareholders of the Company approved an amendment to the 2016 Plan (the “Amendment No. 1”) to increase the number of authorized shares available for issuance under the 2016 Plan and to extend the term of the plan through April 13, 2030. The Amendment No. 1 increased the aggregate number of shares authorized for issuance under the 2016 Plan by 57,200,000 ordinary shares, or 5.7% of the Company’s outstanding shares as of March 31, 2020, from 159,823,772 ordinary shares (of which 30,859,555 shares were reserved and remained available for issuance as of March 31, 2020) to 217,023,772 ordinary shares.
In order to continue to provide incentive opportunities under the 2016 Plan, the Board of Directors has approved, subject to shareholder approval, an amendment to the 2016 Plan (the “Amendment No. 2”, and the 2016 Plan as amended by the Amendment No. 1 and Amendment No. 2, the “Amended 2016 Plan”) to increase the number of authorized shares available for issuance under the 2016 Plan. The Amendment No. 2 increases the aggregate number of shares authorized for issuance under the 2016 Plan by 66,300,000 ordinary shares, or 5.0% of the Company’s outstanding shares as of March 31, 2022, from 217,023,772 ordinary shares (of which 48,054,108 shares were reserved and remained available for issuance as of March 31, 2022) to 283,323,772 ordinary shares, subject to the condition that the number of ordinary shares that may be issued under new options granted under the 2016 Plan and the 2018 Inducement Plan may not exceed 10% of the issued share capital as of the date of the shareholders’ resolution approving Amendment No. 2 to the Amended 2016 Plan.
The 66,300,000 ordinary shares to be increased under the 2016 Plan are not subject to any specific allocation arrangement among the types of the equity awards and can be granted for share options, restricted share units (“RSUs”) or other types of equity awards pursuant to the Amended 2016 Plan.
The 2016 Plan and the Amended and Restated 2018 Inducement Equity Plan (the “2018 Inducement Plan”) are the Company’s only equity incentive plans that are subject to Chapter 17 of the HK Listing Rules. The Board of Directors has approved that subject to and conditioned upon the effectiveness of Amendment No. 2 to the 2016 Plan, the 2018 Inducement Plan shall be terminated to the effect that no new equity awards shall be granted under such plan but the outstanding equity awards under such plan shall continue to vest and/or be exercisable. As of March 31, 2022, 9,358,660 shares were reserved and remained available for issuance under the 2018 Inducement Plan, which will be canceled upon the effectiveness of the Amendment No. 2. After taken into consideration of such cancellation under the 2018 Inducement Plan, the effective net increase under the Amendment No. 2 would be 56,941,340 shares, or 4.3% of the Company’s outstanding shares as of March 31, 2022.
Assuming Amendment No. 2 to the 2016 Plan is approved by the Company’s shareholders and the 2018 Inducement Plan is terminated and all authorized shares available for future grants are granted for share options, (a) the total number of ordinary shares available for issuance in respect of share options to be granted under the Amended 2016 Plan would be up to 114,354,018, representing 8.6% of the Company’s outstanding shares as of March 31, 2022; and (b) the total number of ordinary shares available for issuance in respect of outstanding options granted and yet to be exercised under the 2011 Option Plan, the Amended 2016 Plan and the 2018 Inducement Plan would be 56,878,136 representing 4.3% of the Company’s outstanding shares as of March 31, 2022. Assuming all authorized shares available for future grants are granted for share options, as of the most recent effective date of the 2016 Plan (June 17, 2020), the percentage of the total number of authorized shares available for future grants and for issuance in respect of outstanding options (excluding outstanding RSUs and restricted shares) under the 2016 Plan to the then total issued share capital of the Company was 14.7%. Assuming Amendment No. 2 to the 2016 Plan is approved by the Company’s shareholders and all authorized shares available for future grants are granted for options, as of March 31, 2022, the percentage of the total number of authorized shares available for future grants and for issuance in respect of outstanding options (excluding outstanding RSUs and restricted shares) under the Amended 2016 Plan to the then total issued share capital of the Company is 12.6%.
If the Amendment No. 2 is approved by our shareholders, the Company will make an application to the HKEx for the listing of the additional shares that will be issued under the Amended 2016 Plan.
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Proposal 16. Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan
As of December 31, 2021, we have granted options, RSUs and restricted shares covering 203,325,062 ordinary shares under the 2016 Plan, of which 20,995,444 share options, 10,741,783 RSUs and 268,750 restricted shares have expired, terminated or forfeited, and of which 60,755,616 options have been exercised, 20,096,414 ordinary shares were issued upon settlement of vested RSUs and 806,250 restricted shares were vested. As of December 31, 2021, the number of options and RSUs outstanding under the 2016 Plan was 54,065,024 and 35,595,781, respectively, and there were 50,871,196 ordinary shares available for grant under the 2016 Plan, not including any shares that might in the future be added back to the shares available for issuance under the 2016 Plan as a result of forfeiture, cancelation, hold-back, reacquisition, expiration or other termination (other than by exercise), subject to specified conditions.
As of March 31, 2022, we have granted options, RSUs and restricted shares covering 207,195,201 ordinary shares under the 2016 Plan, of which 21,223,566 share options, 11,566,620 RSUs and 268,750 restricted shares have expired or terminated, and of which 61,255,518 options have been exercised, 21,661,887 ordinary shares were issued upon settlement of vested RSUs and 806,250 restricted shares were vested. The number of options and RSUs outstanding under the 2016 Plan as of March 31, 2022 was 54,060,541 and 36,352,069, respectively, and there were 48,054,018 ordinary shares available for grant under the 2016 Plan, not including any shares that might in the future be added back to the shares available for issuance under 2016 Plan as a result of forfeiture, cancelation, hold-back, reacquisition, expiration or other termination (other than by exercise), subject to specified conditions. A total of 1,334,805,269 ordinary shares were outstanding as of March 31, 2022. The weighted average exercise price of all share options outstanding as of March 31, 2022 under the 2016 Plan was US$9.39 (equivalent to US$122.12 per ADS). The weighted-average remaining life of all share options outstanding as of March 31, 2022 under the 2016 Plan was 2.01 years.
As of March 31, 2022, we have granted options and RSUs covering 3,836,248 ordinary shares under the 2018 Inducement Plan, of which nil share options and 1,194,908 RSUs have expired or terminated, and of which 48,503 options have been exercised and 2,069,782 ordinary shares were issued upon settlement of vested RSUs. The number of options and RSUs outstanding under the 2018 Inducement Plan as of March 31, 2022 was 30,901 and 492,154, respectively, and there were 9,358,660 ordinary shares available for grant under the 2018 Inducement Plan, not including any shares that might in the future be added back to the shares available for issuance under the 2018 Inducement Plan as a result of forfeiture, cancellation, hold-back, reacquisition, expiration or other termination (other than by exercise). A total of 1,334,805,269 ordinary shares were outstanding as of March 31, 2022. The weighted average exercise price of all share options outstanding as of March 31, 2022 under the 2018 Inducement Plan was US$13.66 (equivalent to US$177.53 per ADS). The weighted-average remaining life of all share options outstanding as of March 31, 2022 under the 2018 Inducement Plan was 0.42 years. Subject to and conditioned upon the effectiveness of Amendment No. 2 to the 2016 Plan, the 2018 Inducement Plan shall be terminated to the effect that no new equity awards shall be granted under such plan but the outstanding equity awards under such plan shall continue to vest and/or be exercisable.
Proposal 16 seeks shareholder approval of the Amendment No. 2 to the 2016 Plan to increase the number of authorized shares available for issuance by 66,300,000 ordinary shares.
Summary of the Material Features of the Amended 2016 Plan
While the Board of Directors is aware of and has considered the potential dilutive effect of additional awards and option grants, it also recognizes the performance and motivational benefits of equity compensation and believes that the Amended 2016 Plan, including the increase in available shares contemplated by the Amendment No. 2, is consistent with our executive compensation philosophy and the compensatory practices of other biotechnology companies in our peer group. The exercise price of any option grants under the Amended 2016 Plan will be at the greater of  (x) the fair market value of our ordinary shares on the close of business on the date such option is granted, based on the closing price of our ADSs on the Nasdaq, and (y) the average closing price of our ordinary shares over the preceding five trading days, based on the closing price of our ADSs on the Nasdaq. Furthermore, since the Board of Directors and/or the Compensation Committee typically grants awards to employees that vest over a four-year period, employees must generally remain with our Company in order to reap the potential benefits of their awards.
The following material features of the Amended 2016 Plan are designed to protect our shareholders’ interests and to reflect corporate governance best practices, including:
•
Maximum Number of Shares. Including the 66,300,000 ordinary shares to be added to the 2016 Plan, the maximum number of ordinary shares to be issued under the Amended 2016 Plan was 204,766,628 as of March 31, 2022 (of which 48,054,018 shares were reserved and remained available for issuance and 90,412,610 were subject to outstanding equity awards as of March 31, 2022,

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Proposal 16. Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan
and 66,300,000 shares were reserved and remained available for issuance pursuant to the Amendment No. 2), plus such additional shares as may be carried over from the 2011 Option Plan (the “2011 Plan”) pursuant to the terms of the Amended 2016 Plan. Notwithstanding the foregoing, in accordance with the HK Listing Rules and the terms of the Amended 2016 Plan, the maximum number of ordinary shares that may be issued under the 2016 Plan and the 2018 Inducement Plan may not exceed 10% of the issued share capital as of the effective date of the Amended 2016 Plan. As of the Latest Practicable Date, the total number of issued shares of the Company was 1,334,805,269 ordinary shares. After Amendment No. 2 becomes effective, assuming no new options are granted after March 31, 2022, the total number of shares to be reserved and to remain available for issuance for options yet to be granted amounts to the sum of 48,054,018 shares under the Amended 2016 Plan as of April 1, 2022 and the additional 66,300,000 shares, equating to 114,354,018 shares. Assuming the total issued number of shares of the Company does not change after the Latest Practicable Date, the total number of shares to be reserved and to remain available for issuance for options yet to be granted under all the share option plans of the Company will be less than 10% of 1,334,805,269 shares. In any event, the Company will ensure that the number of ordinary shares that may be issued under new options granted under the 2016 Plan and the 2018 Inducement Plan may not exceed 10% of the issued share capital as of the date of the shareholders’ resolution approving Amendment No. 2 to the Amended 2016 Plan.
•
Share Option Term and Cancellation. The term of each share option shall be fixed by the administrator, but no share option shall be exercisable more than ten years after the date the share option is granted. Any share option granted but not exercised by the end of its option term will automatically lapse and be cancelled.

•
Circumstances under which options will lapse or otherwise be terminated. Share options granted under the Amended 2016 Plan and the forms of award agreements used thereunder will generally lapse or otherwise be terminated in accordance with their terms in any the following circumstances: upon the earlier of the expiration date of the option or (i) in the case of the grantee being a consultant of the Company, upon the grantee’s ceasing to be a consultant of the Company for any unvested options and three months after cessation of service for any vested options; (ii) in the case of the grantee being a non-employee director, upon the grantee’s ceasing to be a non-employee director for any unvested options and three years after cessation of service for any vested options; or (iii) in the case of the grantee being an employee of the Company or a subsidiary, upon the grantee’s employment being terminated due to death or disability, for cause or for any other reason for any unvested options, and for any vested options the date which is (x) 12 months following the employee’s death or disability, (y) the date of termination of employment, if for cause, and (z) three months following termination of employment for any other reason.

•
Flexibility in designing equity compensation schemes. The Amended 2016 Plan allows us to provide a broad array of equity incentives, including awards of share options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, dividend equivalent rights and cash-based awards.

•
Maximum Individual Limit. Unless approved by the Company’s shareholders, in accordance with the HK Listing Rules and the terms of the Amended 2016 Plan, the total number of ordinary shares issued and to be issued upon the exercise of share options granted under the Amended 2016 Plan and any other plan of the Company to an individual grantee within any 12-month period shall not exceed 1% of the ordinary shares outstanding at the date of any such grant.

•
Limited vesting acceleration. Subject to limited exceptions, the Amended 2016 Plan provides that the vesting of awards may only be accelerated upon death, disability, retirement, termination of employment or a change in control (including a sale event).

•
Repricing is not allowed. The exercise price of share options and share appreciation rights will not be decreased in any manner without shareholder approval.

•
Shareholder approval is required for additional shares. Any additional increase to the maximum share reserve in the Amended 2016 Plan is subject to approval by our shareholders, allowing our shareholders the ability to have a say on our equity compensation programs.

•
No Current Dividends Paid for Unearned Performance-Based Awards. Dividends or dividend equivalents payable in connection with performance-based awards are subject to the same restrictions and risk of forfeiture as the underlying award (noting that we currently do not pay dividends and do not anticipate doing so in the foreseeable future).

•
Broad-based eligibility for equity awards. We grant equity awards to substantially all of our employees. By doing so, we tie our employees’ interests with shareholder interests and motivate our employees to act as owners of the business.

•
Plan Expiration. The Amended 2016 Plan will expire on April 13, 2030.

Based solely on the closing price of our ADSs as reported by Nasdaq on March 31, 2022 and the maximum number of ordinary shares that would have been available for future awards under the Amended 2016 Plan as of such date, taking into account the proposed increase described herein, the maximum aggregate market value of the ordinary shares that could potentially be issued for future awards under the Amended 2016 Plan is US$1,659,012,907. Subject to specified conditions, the ordinary shares underlying any awards
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Proposal 16. Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan
under the Amended 2016 Plan or the 2011 Plan that are forfeited, cancelled, held back upon exercise or settlement to satisfy the exercise price or tax withholding, reacquired prior to vesting, or are otherwise terminated (other than by exercise) are added back to the ordinary shares available for issuance under the Amended 2016 Plan.
Rationale for Share Increase
Given our increased headcount and our continued efforts to develop and commercialize our product portfolio, which will require further expansion of our organizational structure, the share increase contemplated by the Amended 2016 Plan is critical to our ongoing effort to build shareholder value. We currently anticipate that we may exhaust all of the shares available for issuance under our 2016 Plan before the 2023 annual general meeting of shareholders if the Amendment No. 2 is not approved.
Our equity incentive program is broad-based and equity incentive awards are also an important component of our executive and non-executive employees’ compensation. We operate in an industry and in geographies where there is an incredibly competitive market for the hiring and retention of a talented workforce, which we believe is critical for our success. The Compensation Committee and the Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.
We attempt to manage our long-term shareholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution, and equity expense in order to maximize shareholder value by granting only the appropriate number of equity incentive awards that it believes is necessary to attract, reward, and retain employees. Our “burn rate”, as detailed below, has been higher than some of our peers in recent years due to the tremendous growth in our employee workforce, which increased from approximately 3,300 employees at the beginning of 2020 to approximately 8,200 employees as of March 31, 2022. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. By doing so, we link employee interests with shareholder interests throughout the organization and motivate our employees to act as owners of the business.
Employee Growth
Since the beginning of 2020, our employee workforce has increased by approximately 140%, from approximately 3,400 employees at January 1, 2020 to approximately 8,200 employees as of March 31, 2022. Given that we grant equity awards to substantially all of our employees, this has substantially stressed the availability of shares under our equity plans. The following table sets forth the increase in the number of employees for each of the last two fiscal years:
	2021	2020
Number of Employees (beginning of year)	5,151	3,359
Number of Employees (end of year)	8,033	5,151
Total Number of New Employees (net)	2,882	1,792
Percentage Increase	56%	53%
Burn Rate
The following table sets forth information regarding historical awards granted and earned for the 2020 and 2021 period, and the corresponding burn rate, which is defined as the number of shares subject to certain equity-based awards granted in a year divided by the weighted-average ordinary shares outstanding for that year, for each of the last two fiscal years:
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Proposal 16. Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan
	2021	2020
Share Options Granted	6,244,524	8,956,467
Time-Based Full-Value Shares and Units Granted	17,173,767	18,816,265
Total Awards Granted(1)	23,418,291	27,772,732
Weighted-Average Ordinary Shares Outstanding During the Fiscal Year	1,206,210,049	1,085,131,783
Annual Burn Rate	1.9%	2.6%
Two-Year Average Burn Rate	2.3%

(1)
Total Awards Granted represents the sum of Share Options Granted and Time-Based Full-Value Shares and Units Granted.

If the request to increase the share reserve by an additional 66,300,000 ordinary shares is approved by shareholders, we will have approximately 114,354,018 ordinary shares available for grant after the Annual Meeting, which is based on 48,054,018 ordinary shares available for grant under the 2016 Plan on March 31, 2022 and the 66,300,000 ordinary shares subject to this proposal. The Compensation Committee determined the size of the requested share increase based on projected equity awards to anticipated new hires, projected annual equity awards in 2022 to existing employees, and an assessment of the magnitude of increase that our shareholders would likely find acceptable. We anticipate that if our request to increase the share reserve is approved by shareholders, it will be sufficient to provide equity incentives to attract, retain and motivate our employees through 2024, although it is possible that we will exhaust the share pool sooner if we continue to expand our workforce to support our growing business at a rate higher than we currently expect.
Summary of the Amended 2016 Plan
The following is a summary of certain significant features of the Amended 2016 Plan. This summary is subject to the specific provisions contained in the full text of the Amended 2016 Plan. A copy of the Amendment No. 2 is set forth in Appendix A to this Proxy Statement. A copy of the 2016 Plan (as amended by Amendment No. 1) is set forth in Appendix B to this Proxy Statement.
The Amended 2016 Plan provides us with flexibility to use various equity-based incentive and other awards as compensation tools to motivate our workforce. These tools include share options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, and dividend equivalent rights.
The ordinary shares we issue pursuant to awards granted under the Amended 2016 Plan are authorized but unissued ordinary shares or ordinary shares that we reacquire. The ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, or are otherwise terminated (other than by exercise) under the Amended 2016 Plan and the 2011 Plan will be added back to the ordinary shares available for issuance under the Amended 2016 Plan; provided that (i) the shares reserved and remaining available for issuance under the 2016 Plan and the 2018 Inducement Plan shall not exceed 10% of the issued share capital of the Company as of the effective date of the Amended 2016 Plan, (ii) where the Company cancels an option and issues a new option to the same grantee, the issue of such new option shall be made only to the extent that there are shares reserved and available for issuance excluding the cancelled option, and (iii) notwithstanding the foregoing, no shares underlying any options granted under the Amended 2016 Plan or the 2011 Plan (including any grants made prior to the effective date of the Amended 2016 Plan) shall be added back to the shares available for issuance under the Amended 2016 Plan unless such options have lapsed or otherwise been terminated in accordance with the terms of the Amended 2016 Plan or the 2011 Plan.
The Amended 2016 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended 2016 Plan. Full and part-time officers, employees, non-employee directors and other key persons (including consultants) as selected from time to time by the Compensation Committee are eligible to participate in the Amended 2016 Plan. As of March 31, 2022, approximately 8,316 individuals were eligible to participate in the Amended 2016 Plan, which included five executive officers, 8,296 employees
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Proposal 16. Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan
who are not executive officers, 11 non-employee directors and four consultants. The Compensation Committee may delegate to the chairman of the Compensation Committee all or part of the Compensation Committee’s authority and duties with respect to granting awards and to our Chief Executive Officer or Chief Financial Officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.
The Amended 2016 Plan permits the granting of options to purchase ordinary shares that are not intended to qualify as incentive share options under Section 422 of the Internal Revenue Code, as amended (the “Code”). The exercise price of each share option will be determined by the Compensation Committee but may not be less than the higher of  (i) the fair market value of our ordinary shares on the date of grant and (ii) the average fair market value of the ordinary shares for the five business days immediately preceding the date of grant, each as determined by reference to the closing price of our ADSs on the Nasdaq. The term of each share option will be fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised.
The Compensation Committee may award share appreciation rights subject to such conditions and restrictions as it may determine. Share appreciation rights entitle the recipient to ordinary shares, or cash, equal to the value of the appreciation in our share price over the exercise price. The exercise price of each share appreciation right may not be less than 100% of fair market value of the shares on the date of grant to a grantee who is subject to U.S. tax.
The Compensation Committee may award restricted shares or restricted share units to participants subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or service with us through a specified vesting period. The Compensation Committee may also grant ordinary shares that are free from any restrictions under the Amended 2016 Plan. Unrestricted ordinary shares may be granted to participants in recognition of past services or for other valid consideration and may be issued in lieu of cash compensation due to such participant.
The Compensation Committee may grant dividend equivalent rights to participants that entitle the recipient to receive credits for dividends that would be paid if the recipient held a specified number of ordinary shares.
The Amended 2016 Plan provides that, upon the effectiveness, of a “sale event,” as defined in the Amended 2016 Plan, the successor entity may assume, continue or substitute for outstanding awards, as appropriately adjusted. To the extent that awards are not assumed or continued or substituted by the successor entity, all awards granted under the Amended 2016 Plan shall terminate. In connection with such termination, all options and share appreciation rights shall become fully exercisable and all other awards with time-based vesting conditions will become fully vested and all awards with performance conditions may become fully vested in the administrator’s discretion or to the extent set forth in the relevant award certificate. In addition, in connection with the termination of the Amended 2016 Plan upon a sale event, we may make or provide for a cash payment to participants holding options and share appreciation rights, equal to the difference between the per share cash consideration payable to shareholders in the sale event and the exercise price of the options or share appreciation rights and we may make or provide for a similar payment to participants under other awards.
The Board of Directors may amend or discontinue the Amended 2016 Plan and the Compensation Committee may amend or cancel outstanding awards for purposes of satisfying changes in law or any other lawful purpose, but no such action may adversely affect rights under an award without the holder’s consent. Certain amendments to the Amended 2016 Plan, such as any increase to the number of ordinary shares that may be made available for awards, may require the approval of our shareholders.
The Board of Directors approved the Amendment No. 2 on April 17, 2022, and the Amended 2016 Plan shall be effective on the date it is approved by shareholders. No awards may be granted under the 2016 Plan after April 13, 2030. If the Amended 2016 Plan is not approved by shareholders, the 2016 Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.
New Plan Benefits
Because the grant of awards under the Amended 2016 Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of ordinary shares that will in the future be received by or allocated to any participant in the Amended 2016 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended 2016 Plan, the following table provides information concerning the benefits that were received by the following persons and groups
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Proposal 16. Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan
during 2021: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.
	Options		RSUs
Name and Position	Average Exercise Price per Ordinary Share (US$)(1)	Number of Ordinary Shares	Dollar Value (US$)(2)	Number of Ordinary Shares
John V. Oyler, Founder, Chief Executive Officer and Chairman	26.53	906,906	3,749,738	146,250
Xiaobin Wu, President, Chief Operating Officer and General Manager of China	26.53	483,678	1,999,860	78,000
Julia Wang, Chief Financial Officer	26.53	177,853	735,282	28,678
Lai Wang, Global Head of R&D	26.53	332,527	1,374,904	53,625
Jane Huang, Former Chief Medical Officer, Hematology	26.53	157,196	2,399,715	99,762
All current executive officers, as a group	26.53	2,058,160	10,259,499	406,315
All current non-employee directors, as a group	26.53	399,321	2,799,888	109,200
All employees who are not executive officers, as a group	26.41	3,787,043	426,264,158	16,661,580

(1)
The average exercise price was calculated using a weighted-average basis.

(2)
The amount shown in this column was calculated by multiplying the number of RSUs by the fair market value on the date of grant.

Equity Compensation Plan Information
The following table contains information about our equity compensation plans as of December 31, 2021.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#Ordinary Shares)	Weighted-average Exercise Price of Outstanding Option, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (#Ordinary Shares)
Equity compensation plans approved by security holders	89,641,851(1)	US$	9.27	56,081,485(2)
Equity compensation plans not approved by security holders	18,646,020(3)	US$	0.54	9,344,659(4)
Total	108,287,871		—	65,426,144

(1)
Reflects shares to be issued pursuant to outstanding awards under the 2016 Plan.

(2)
As of December 31, 2021, 50,886,939 ordinary shares were available for grant under the 2016 Plan and 5,194,546 ordinary shares were available for grant under the Second Amended and Restated 2018 Employee Share Purchase Plan (the “2018 ESPP”). As of December 31, 2021, 5,194,546 ordinary shares remained available for issuance under the 2018 ESPP and the number of shares issuable with respect to the then current offering period which ended February 28, 2022 was not determinable until the end of the period. In March/April 2022, 667,160 ordinary shares were issued under the 2018 ESPP for the offering period ended on February 28, 2022. The number of ordinary shares reserved for issuance under the 2016

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Proposal 16. Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan
Plan will be increased from time to time by the number of ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of any award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, expire or otherwise terminated (other than by exercise) under the 2011 Plan and 2016 Plan, subject to specified conditions.
(3)
Reflects (i) 2,908,297 ordinary shares to be issued pursuant to outstanding options under our 2011 Plan, (ii) 537,056 ordinary shares to be issued pursuant to outstanding options and RSUs under our 2018 Inducement Plan, and (iii) 15,200,667 ordinary shares to be issued pursuant to outstanding options granted outside of our equity incentive plans prior to our initial public offering on Nasdaq.

(4)
As of December 31, 2021, 9,344,659 ordinary shares were available for grant under the 2018 Inducement Plan. Subject to and conditioned upon the effectiveness of Amendment No. 2 to the 2016 Plan, the 2018 Inducement Plan shall be terminated to the effect that no new equity awards shall be granted under such plan but the outstanding equity awards under such plan shall continue to vest and/or be exercisable.

Please see Note 16 to our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 for additional information regarding the 2011 Plan, the 2016 Plan, the 2018 ESPP and the 2018 Inducement Plan.
The following table contains information about our equity compensation plans as of March 31, 2022.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#Ordinary Shares)	Weighted-average Exercise Price of Outstanding Option, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (#Ordinary Shares)
Equity compensation plans approved by security holders	90,412,610(1)	US$	9.39	52,581,404(2)
Equity compensation plans not approved by security holders	18,510,416(3)	US$	0.76	9,358,660(4)
Total	108,934,193		—	62,474,579

(1)
Reflects shares to be issued pursuant to outstanding awards under the 2016 Plan.

(2)
As of March 31, 2022, 48,054,018 ordinary shares were available for grant under the 2016 Plan and 4,527,386 ordinary shares were available for grant under the 2018 ESPP. As of March 31, 2022, the number of shares issuable with respect to the current offering period ending on August 31, 2022 will not be determinable until the end of the period. The number of ordinary shares reserved for issuance under the 2016 Plan will be increased from time to time by the number of ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of any award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, expire or otherwise terminated (other than by exercise) under the 2011 Plan and 2016 Plan, subject to specified conditions.

(3)
Reflects (i) 2,786,694 ordinary shares to be issued pursuant to outstanding options under our 2011 Plan, (ii) 523,055 ordinary shares to be issued pursuant to outstanding options and RSUs under our 2018 Inducement Plan, and (iii) 15,200,667 ordinary shares to be issued pursuant to outstanding options granted outside of our equity incentive plans prior to our initial public offering on Nasdaq.

(4)
As of March 31, 2022, 9,358,660 ordinary shares were available for grant under the 2018 Inducement Plan. Subject to and conditioned upon the effectiveness of Amendment No. 2 to the 2016 Plan, the 2018 Inducement Plan shall be terminated to the effect that no new equity awards shall be granted under such plan but the outstanding equity awards under such plan shall continue to vest and/or be exercisable.

Additional ordinary shares and/or ADSs are issued from time to time to settle the vesting of restricted share units and the exercise of share options. In connection with the upcoming vesting of equity grants including the annual equity grants in June, we expect that a large number of additional shares will be issued in the near future in connection therewith.
Tax Aspects Under the U.S. Code
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2016 Plan. It describes the consequences based on U.S. federal laws in effect as of the date of mailing of this proxy statement. This summary does not describe all U.S. federal tax consequences under the Amended 2016 Plan, nor does it describe foreign, state or local tax consequences.
94 :: BeiGene 2022 Proxy Statement

Proposal 16. Approval of Amendment No. 2 to the Second Amended and Restated 2016 Share Option and Incentive Plan
Share Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the ordinary shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the ordinary shares have been held. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2016 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions. Under Section 162(m) of the Code, assuming that such section were applicable, the Company’s deduction for certain awards under the 2016 Plan may be limited to the extent that any “covered employee” (within the meaning of Section 162(m) of the Code) receives compensation in excess of US$1 million a year.
Vote Required and Board of Directors’ Recommendation
The approval of Proposal 16 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy. Broker non-votes and abstentions with respect to Proposal 16 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR approval of the Amendment No. 2 to the 2016 Plan to increase the number of authorized shares available for issuance by 66,300,000 ordinary shares.

BeiGene 2022 Proxy Statement :: 95

Proposal 17. Non-binding, Advisory Vote on Executive Compensation
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are conducting a shareholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as a “say-on-pay” vote, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory and therefore not binding on the Board of Directors, the Compensation Committee, or our Company. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. Based on the non-binding advisory vote regarding the frequency of future executive compensation advisory votes conducted at the 2018 annual general meeting, we currently intend to conduct this advisory vote annually until the next vote on the non-binding advisory frequency of such non-binding advisory votes, which will occur at our 2024 annual general meeting.
As described in detail in the section of this Proxy Statement titled “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Board of Directors believes that our executive compensation program is well-tailored to retain and motivate key executives while recognizing the need to align the program with the interests of our shareholders and our “pay-for-performance” philosophy. We believe that philosophy is working given the Company’s performance in 2021, which is discussed in more detail in the “Executive Compensation — Compensation Discussion and Analysis” section. During 2021, we made significant progress on our business and operational goals, including the expansion of our commercial portfolio, increasing product revenue, the inclusion of our medicines on the National Reimbursement Drug List in China and entry into major collaborations, among other things. Our accomplishments are reflected in our total shareholder return, which is at the 65th percentile compared to our compensation peer companies for the year ended December 31, 2021 and higher than any of our current peer group companies for the five-year period ended December 31, 2021. We encourage our shareholders to read the “Executive Compensation — Compensation Discussion and Analysis” section as well as the table in the section below of this Proxy Statement titled “Executive Compensation — Summary Compensation Table” and other related compensation tables and narrative disclosures in this Proxy Statement, which describe our executive compensation philosophy, programs, and practices and the 2021 compensation of our named executive officers.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.
Accordingly, we ask our shareholders to vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, as described in this Proxy Statement.
Vote Required and Board of Directors’ Recommendation
Advisory approval of Proposal 17 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 17 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. The say-on-pay vote is advisory and therefore not binding on the Board of Directors, the Compensation Committee or our Company. However, the Board of Directors and the Compensation Committee value the opinion of our shareholders, and to the extent there is a significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The Board of Directors recommends that shareholders vote FOR approval, on an advisory basis, of the compensation of our named executive officers.
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Proposal 18. Adjournment Proposal
General
If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve any one or more of Proposals 1 through 17, the chairman of the meeting may move to adjourn the Annual Meeting at that time in order to enable the Board of Directors to solicit additional proxies in favor of such proposal(s).
In the Adjournment Proposal, we are asking our shareholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve any one or more of Proposals 1 through 17. If our shareholders approve this proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies representing a sufficient number of votes to defeat any of Proposals 1 through 17, we could adjourn the Annual Meeting without a vote on such proposal(s) and seek to convince our shareholders to change their votes in favor of such proposal(s).
If it is necessary to adjourn the Annual Meeting, no notice of the adjournment or the business to be transacted at the adjourned meeting is required to be given to our shareholders, so long as the meeting is adjourned for less than 14 days. At the adjourned meeting, no business shall be transacted other than the business left unfinished at the meeting from which the adjournment took place.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 18 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 18 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Adjournment Proposal, if necessary, to solicit additional proxies.
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Transaction of Other Business
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting as of the date of this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the person(s) named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.
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Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding beneficial ownership of our share capital as of April 1, 2022 by:
•
each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•
each of our named executive officers;

•
each of our directors; and

•
all of our current executive officers and directors as a group.

Beneficial ownership set forth below is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities, except as otherwise provided. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them.
The table lists applicable percentage ownership based on 1,334,805,269 ordinary shares outstanding as of April 1, 2022 and also lists applicable percentage ownership. Any options to purchase ordinary shares that are exercisable and restricted share units (“RSUs”) that will vest within 60 days of April 1, 2022 are deemed to be beneficially owned by the persons holding these options and RSUs for the purpose of computing percentage ownership of such persons, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Beneficial ownership representing less than 1% is denoted with an asterisk (*).
Unless otherwise noted below, the address of each person listed on the table is: c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
5% or Greater Shareholders
Amgen Inc.(1)	246,269,426	18.4%
Entities affiliated with Baker Bros. Advisors LP(2)	151,695,707	11.4%
Entities affiliated with Hillhouse Capital(3)	147,035,258	11.0%
Entities affiliated with The Capital Group Companies, Inc.(4)	106,958,925	8.0%
Named Executive Officers and Directors
John V. Oyler(5)	70,076,835	5.2%
Xiaobin Wu(6)	2,109,445	*
Julia Wang(7)	61,529	*
Lai Wang(8)	2,276,719	*
Jane Huang(9)	1,378,506	*
Timothy Chen(10)	382,340	*
Margaret Dugan	—	*
Donald W. Glazer(11)	3,074,147	*
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Security Ownership of Certain Beneficial Owners and Management
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
Michael Goller(12)	336,700	*
Anthony C. Hooper(13)	67,353	*
Ranjeev Krishana(14)	336,700	*
Thomas Malley(15)	1,249,448	*
Alessandro Riva	—	*
Corazon (Corsee) D. Sanders(16)	27,482	*
Xiaodong Wang(17)	20,212,259	1.5%
Qingqing Yi(18)	327,418	*
All Directors and Executive Officers as a Group (16 persons)	101,916,881	7.4%

(1)
Based solely on a Form 4 filed by Amgen on September 13, 2021. The address of Amgen’s principal place of business is One Amgen Center Drive, Thousand Oaks, California 91320.

(2)
Based solely on a Form 4 filed by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker and Julian C. Baker on June 21, 2021, consists of  (i) 12,596,280 ordinary shares held by 667, L.P. and (ii) 139,099,427 ordinary shares held by Baker Brothers Life Sciences, L.P. (collectively, “Baker Funds”). Baker Bros. Advisors LP is the investment advisor to Baker Funds and has sole voting and investment power with respect to the shares held by Baker Funds. Baker Bros. Advisors (GP) LLC is the sole general partner of Baker Bros. Advisors LP. The managing members of Baker Bros. Advisors (GP) LLC are Julian C. Baker and Felix J. Baker. Julian C. Baker and Felix J. Baker disclaim beneficial ownership of all shares except to the extent of their pecuniary interest. The address for each of these entities is 860 Washington Street, 3rd Floor, New York, NY 10014.

(3)
Based solely on a Schedule 13D/A filed by Hillhouse Capital Management, Ltd. (“HCM”) and a Schedule 13D/A filed by Hillhouse Capital Advisors, Ltd. (“HCA”) on July 14, 2020, consists of  (i) 133,587,655 ordinary shares held by Gaoling Fund, L.P. (“Gaoling”), and YHG Investment, L.P. (“YHG”) in aggregate, and (ii) 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited (“HH”). HCM acts as the sole management company of Hillhouse Fund II, L.P. (“Fund II”). Fund II owns HH. HCM is hereby deemed to be the sole beneficial owner of, and to control the voting power of, the ordinary shares represented by ADSs held by HH. HCA acts as the sole general partner of YHG and the sole management company of Gaoling. HCA is hereby deemed to be the sole beneficial owner of, and to control the voting power of, the ordinary shares held by (and represented by ADSs held by) the YHG and Gaoling. The registered address of HCM and HCA is 20 Genesis Close, George Town, Grand Cayman, KY-1103 Cayman Islands.

(4)
Based solely on a disclosure of interest form filed with the HKEx by The Capital Group Companies, Inc. on January 22, 2022. Consists of (i) 13,112,463 ordinary shares are held by Capital International, Inc.; (ii) 628,966 ordinary shares held by Capital International Limited; (iii) 2,112,024 ordinary shares are held by Capital International Sarl; and (iv) 86,161,42 ordinary shares are held by Capital Research and Management Company; and (v) 2,048,579 ordinary shares are held by Capital Group Private Client Services, Inc. Capital Group International, Inc. is wholly owned by Capital Research and Management Company. Capital International, Inc., Capital International Limited, Capital International Sarl and Capital Group Private Client Services, Inc. are wholly owned by Capital Group International, Inc. Capital Bank and Trust Company is wholly owned by The Capital Group Companies, Inc. For the purposes of the SFO, Capital Research and Management Company and Capital Group International, Inc. are deemed to be interested in the 17,902,032 ordinary shares held by Capital International, Inc., Capital International Limited, Capital International Sarl, and Capital Group Private Client Services, Inc. Capital Research and Management Company is wholly owned by The Capital Group Companies Inc. For the purposes of the SFO, The Capital Group Companies Inc. is deemed to be interested in the 106,958,925 ordinary shares held by Capital Research and Management Company directly and indirectly. The registered address of The Capital Group Companies, Inc. is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, USA.

(5)
Consists of  (i) 1,399,809 ordinary shares held directly by Mr. Oyler; (ii) 19,278,032 shares issuable to Mr. Oyler upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022; (iii) 10,000,000 ordinary shares held for the benefit of Mr. Oyler in a Roth IRA PENSCO trust account; (iv) 102,188 ordinary shares held by The John Oyler Legacy Trust, of which Mr. Oyler’s father is a trustee, for the benefit of his minor child, for which Mr. Oyler disclaims beneficial ownership; (v) 7,727,927 ordinary shares held for the benefit of Mr. Oyler in a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; (vi) 29,439,115 ordinary shares held by Oyler Investment LLC, 99% of the limited liability company interest owned by a grantor retain annuity trust, for which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; (vii) 545,597 ordinary shares held by the P&O Trust, the beneficiaries of which include Mr. Oyler’s minor child and others, for which Mr. Oyler disclaims beneficial ownership; and (viii) 1,584,167 ordinary shares held by a private foundation of which Mr. Oyler, Victoria Pan and the other(s) serve as directors, for which Mr. Oyler disclaims beneficial ownership.

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Security Ownership of Certain Beneficial Owners and Management
(6)
Consists of  (i) 257,790 ordinary shares held directly by Dr. Wu; (ii) 52,000 ordinary shares held by Dr. Wu’s spouse and (iii) 1,799,655 shares issuable to Dr. Wu upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022.

(7)
Consists of  (i) 11,466 ordinary shares held directly by Ms. Wang; and (ii) 50,063 ordinary shares issuable to Ms. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after April 18, 2022.

(8)
Consists of  (i) 27,742 ordinary shares held directly by Wang Holdings LLC, the limited liability company interests of which are owned by Dr. Wang, his spouse and a trust created by Dr. Wang for the benefit of his spouse and children, for which Dr. Wang disclaims beneficial ownership; and (ii) 2,248,977 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022.

(9)
Consists of  (i) 55,795 ordinary shares held by The Jane Edna Huang Living Trust; and (ii) 1,322,711 ordinary shares issuable to Dr. Huang upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022. Jane Huang ceased to be an executive officer upon her resignation on April 3, 2022.

(10)
Consists of 382,340 ordinary shares issuable to Mr. Chen upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022.

(11)
Consists of  (i) 2,746,729 ordinary shares held directly by Mr. Glazer; and (ii) 327,418 ordinary shares issuable to Mr. Glazer upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022.

(12)
Consists of  (i) 9,282 ordinary shares held directly by Mr. Goller; and (ii) 327,418 ordinary shares issuable to Mr. Goller upon exercise of share options exercisable within 60 days after April 1, 2022.

(13)
Consists of 67,353 ordinary shares issuable to Mr. Hooper upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022.

(14)
Consists of  (i) 9,282 ordinary shares held directly by Mr. Krishana; and (ii) 327,418 ordinary shares issuable to Mr. Krishana upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022.

(15)
Consists of  (i) 399,282 ordinary shares held directly by Mr. Malley and (ii) 850,166 ordinary shares issuable to Mr. Malley upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022.

(16)
Consists of 27,482 ordinary shares issuable to Dr. Sanders upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022.

(17)
Consists of  (i) 5,660,698 ordinary shares held directly by Dr. Wang; (ii) 8,997,599 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022; (iii) 50 ordinary shares held by Dr. Wang’s spouse; (iv) 172,372 ordinary shares held in a UTMA account for Dr. Wang’s minor child, for which Dr. Wang disclaims beneficial ownership; (v) 4,253,998 ordinary shares held by Wang Investment LLC, of which 99% of the limited liability company interest is owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee, for which Dr. Wang disclaims beneficial ownership and (vi) 1,127,542 ordinary shares held by a family trust, the beneficiaries of which are Dr. Wang’s family members, for which Dr. Wang disclaims beneficial ownership.

(18)
Consists of 327,418 ordinary shares issuable to Mr. Yi upon exercise of share options exercisable or RSUs vesting within 60 days after April 1, 2022.

BeiGene 2022 Proxy Statement :: 101

Executive Officers
The following table sets forth the name, age and position of each of our executive officers as of April 1, 2022:
Name	Age	Position(s)
John V. Oyler	54	Founder, Chief Executive Officer and Chairman
Xiaobin Wu, Ph.D.	60	President and Chief Operating Officer of the Company and General Manager of China
Julia Wang	51	Chief Financial Officer
Lai Wang, Ph.D.	45	Global Head of R&D
You should refer to “Proposals 1 to 6: Election of Directors” above for information about our Founder, Chief Executive Officer and Chairman, John V. Oyler. Biographical information for our other executive officers, as of April 1, 2022, is set forth below.
Dr. Xiaobin Wu

PRESIDENT, CHIEF OPERATING OFFICER, AND GENERAL MANAGER, CHINA OF BEIGENE, LTD.

Age: 59 Key Executive Since: April 2018	Experience:
	2018-Present:	BeiGene, Ltd. (President and General Manager, China (since 2018) and Chief Operating Officer (since April 2021)
Prior:	Pfizer China (Country Manager)
Pfizer Essential Health, Greater China Region (Regional President)
Wyeth China and Hong Kong (President and Managing Director)
Bayer Healthcare, China (General Manager)
Bayer, Germany (Sales and Marketing)
China National Association of Industry & Commerce (Vice Chairman of Pharmaceutical Chamber of Commerce)
Research Center of National Drug Policy and Ecosystem of China Pharmaceutical University (Research Fellow)
Pharmaceutical Association Committee, China (Vice Chairman)
Qualifications: Dr. Wu earned a Ph.D. in Biochemistry and Pharmacology and a Diploma in Biology in April 1993 and January 1990, respectively, from the University of Konstanz in Germany.

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Executive Officers
Julia Wang

CHIEF FINANCIAL OFFICER OF BEIGENE, LTD.

Age: 51 Key Executive Since: June 2021	Experience:
	Jun. 2021-Present:	BeiGene, Ltd. (Chief Financial Officer)
	Jun. 2020-Jun. 2021	BeiGene, Ltd. (Senior Vice President, Enterprise Optimization and Deputy Chief Financial Officer)
	2018-2020:	Alexion Pharmaceuticals (Senior vice President of Global Business Finance and Corporate Planning)
	2015-2018:	Quest Diagnostics (Vice President of U.S. Regional Finance and Enterprise Commercial; Vice President of Finance, Value Creation)
	Prior:	Johnson and Johnson (J&J) (Chief Financial Officer of various operating businesses) PepsiCo (Finance Initiatives Leader)
Qualifications: Ms. Wang received her B.A. in British Language and Literature from Shandong Normal University in 1992 and an MBA from Fuqua School of Business at Duke University in 1999.

Dr. Lai Wang

GLOBAL HEAD OF R&D OF BEIGENE, LTD.

Age: 45 Key Executive Since: April 2021	Experience:
	2021-Present	BeiGene, Ltd. (Global Head of R&D)
	May 2011-Present:	BeiGene, Ltd. (Senior Vice President, Head of Global Research, Clinical Operation & Biometrics and APAC Clinical Development)
	Prior:	Joyant Pharmaceuticals (Director of Research)
Qualifications: Dr. Wang received his B.S. from Fudan University in 1996 and Ph.D. from University of Texas Health Science Center at San Antonio in 2001.

BeiGene 2022 Proxy Statement :: 103

Certain Relationships and Related-Party Transactions
Other than compensation arrangements, we describe below any transactions and series of similar transactions, since January 1, 2021 to which we were a party or will be a party, in which:
•
the amounts involved exceeded or will exceed US$120,000; and

•
any of our directors, executive officers or holders of more than 5% of our share capital, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

We have a written related party transactions policy adopted in accordance with the rules of the SEC that requires transactions between us and any director, executive officer, holder of 5% or more of any class of our capital shares or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than US$120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.
We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. Compensation arrangements for our directors and named executive officers are described in the sections of this Proxy Statement titled “Director Compensation” and “Executive Compensation.”
Executive Officer Purchases in STAR offering
We have established an employee participation program, which allowed certain executive officers and qualified employees of our PRC subsidiaries to indirectly participate in the Company’s listing and offering on the STAR Market in December 2021 (the “STAR Offering”) and purchase certain RMB Shares through an asset management plan administrated by China International Capital Corporation Limited (“RMB Shares Employee Participation Plan”). The RMB Shares Employee Participation Plan participated in the STAR Offering as a strategic investor and purchased 2,069,546 RMB Shares in the STAR Offering for an aggregate purchase price of RMB399.43 million pursuant to a strategic investor placement agreement. The RMB Shares Employee Participation Plan has 137 individual participants, including two of our executive officers, Xiaobin Wu and Lai Wang. Dr. Wu and Dr. Wang invested RMB15 million and RMB10 million, respectively, in the RMB Shares Employee Participation Plan.
Amgen Collaboration
Collaboration Agreement
On October 31, 2019, our wholly-owned subsidiary, BeiGene Switzerland GmbH (“BeiGene Switzerland”), entered into a Collaboration Agreement with Amgen, which became effective on January 2, 2020 (the “Collaboration Agreement”). Pursuant to the terms of the Collaboration Agreement, we are responsible for commercializing Amgen’s oncology products XGEVA® (denosumab), BLINCYTO®(blinatumomab), and KYPROLIS® (carfilzomib) in China (excluding Hong Kong, Macao and Taiwan) for a period of five or seven years following each product’s regulatory approval in China, as specified in the Collaboration Agreement, with the commercialization period for XGEVA® commencing following the transition of operational responsibilities for the product. In addition, as specified in the agreement, we will have the option to retain one of the three products to commercialize for as long as the product is sold in China. The parties have agreed to equally share profits and losses for the products in China during each product’s commercialization period. After expiration of the commercialization period for each product, the products not retained will be transitioned back to Amgen and we will be eligible to receive tiered mid-single to low-double digit royalties on net sales in China of each product for an additional five years.
Additionally, pursuant to the terms of the Collaboration Agreement, we and Amgen have agreed to collaborate on the global development and commercialization of a portfolio of Amgen clinical- and late-preclinical-stage oncology pipeline products. Starting from the commencement of the Collaboration Agreement, we and Amgen will co-fund global development costs, with BeiGene Switzerland contributing up to US$1.25 billion worth of development services and cash over the term of the collaboration. We will
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Certain Relationships and Related-Party Transactions
be eligible to receive tiered mid-single digit royalties on net sales of each product globally outside of China, other than sotorasib (AMG 510), on a product-by-product and country-by-country basis, until the latest of the expiration of the last valid patent claim, the expiration of regulatory exclusivity, or the earlier of eight years after the first commercial sale of such product in the country of sale and 20 years from the date of first commercial sale of such product anywhere in the world.
For each pipeline product that is approved in China, we will have the right to commercialize the product for seven years, with the parties sharing profits and losses for the product in China equally. In addition, we will have the right to retain approximately one of every three approved products, up to a total of six, other than sotorasib (AMG 510), to commercialize for as long as each such product is sold in China. After the expiration of the seven-year commercialization period, each product will be transitioned back to Amgen and we will be eligible to receive tiered mid-single to low-double digit royalties on net sales in China for an additional five years. The parties are subject to specified exclusivity requirements in China and the rest of the world.
BeiGene, Ltd. has guaranteed certain obligations of BeiGene Switzerland under the Collaboration Agreement pursuant to the terms of a separate Guarantee Agreement, and the Collaboration Agreement provides that each party may perform the activities designated to it by itself or through any of its affiliates.
The Collaboration Agreement contains customary representations, warranties and covenants by the parties. The agreement will continue in effect on a product-by-product basis unless terminated by either party pursuant to its terms. The agreement may be terminated by mutual written consent of the parties, or by either party upon the other party’s uncured material breach, insolvency, failure to comply with specified compliance provisions, or subject to a specified negotiation mechanism, certain adverse economic impacts or the failure to meet commercial objectives. In addition, Amgen may terminate the agreement with respect to a pipeline product in the event that it suspends development of such pipeline product on specified terms, subject to the parties determining whether to continue development of the pipeline product in China.
Share Purchase Agreement
In connection with the Collaboration Agreement, pursuant to a Share Purchase Agreement dated October 31, 2019, as amended by Amendment No. 1 dated December 6, 2019, by and between the Company and Amgen (the “Share Purchase Agreement”), we issued 206,635,013 ordinary shares in the form of 15,895,001 ADSs on January 2, 2020, representing approximately 20.5% of our then outstanding shares to Amgen, for an aggregate purchase price of US$2.78 billion, or US$13.45 per ordinary share, or US$174.85 per ADS.
Pursuant to the Share Purchase Agreement, Amgen has agreed to (i) a lock-up on sales of its shares until the earliest of  (a) the fourth anniversary of the closing (January 2, 2024), (b) the expiration or termination of the Collaboration Agreement and (c) a change of control of BeiGene, Ltd., (ii) a standstill until the later of  (a) the first anniversary of the date as of which it ceases to have the right to appoint a director and (b) the date on which it holds less than 5% of our then outstanding shares, and (iii) a voting agreement to vote its shares on certain matters presented for shareholder approval until the later of  (a) the fifth anniversary of the closing (January 2, 2025) and (b) the expiration of the standstill period, all under specified circumstances and as set forth in the agreement. Following the later of  (i) the expiration of the lock-up period and (ii) the expiration of the standstill period, Amgen has agreed not to sell shares representing more than 5% of our then outstanding shares in any rolling 12-month period, subject to specified exceptions. In addition, Amgen will have the right to designate an independent director to serve on the Board of directors until the earlier of  (a) the date on which Amgen holds less than 10% of our then outstanding shares as a result of Amgen’s sale of ordinary shares or Amgen’s failure to participate in future offerings and (b) the third anniversary of the date of the expiration or termination of the Amgen Collaboration Agreement. Under the terms of the Share Purchase Agreement, Amgen will also have specified registration rights upon expiration of the lock-up. Additionally, we have agreed to use reasonable best efforts to provide Amgen with an opportunity to participate in subsequent new securities offerings upon the same terms and conditions as other purchasers in the offering in an amount needed to allow Amgen to hold 20.6% of our shares, subject to applicable law and HKEx rules and other specified conditions.
On March 17, 2020, BeiGene, Ltd. and Amgen entered into an Amendment No. 2 (the “Second Amendment”) to the Share Purchase Agreement in order to account for periodic dilution from the issuance of shares by us, which agreement was restated in its entirety on September 24, 2020 (the “Restated Second Amendment”). Pursuant to the Restated Second Amendment, Amgen has an option (the “Direct Purchase Option”) to subscribe for additional ADSs in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of our outstanding shares. The Direct Purchase Option is exercisable on a monthly basis, but only if Amgen’s interest in our outstanding shares at the monthly reference date is less than 20.4%. The Direct Purchase
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Option (i) is exercisable by Amgen solely as a result of dilution arising from issuance of new shares by us under our equity incentive plans from time to time, and (ii) is subject to annual approval by our independent shareholders each year during the term of the Restated Second Amendment. The exercise period of the Direct Purchase Option commenced on December 1, 2020 and will terminate on the earliest of: (a) the date on which Amgen and its affiliates collectively own less than 20% of the outstanding share capital of the Company as a result of Amgen’s sale of shares; (b) at least 60-day advance written notice from either Amgen or the Company that such party wishes to terminate the Direct Purchase Option; or (c) December 1, 2023. The Direct Purchase Option has no vesting period.
On September 10, 2021, we issued an aggregate of 165,529 ADSs, representing 2,151,877 ordinary shares to Amgen for a total consideration of approximately US$50 million at the 90-day volume weighted average price of US$302.0615 per ADS, as reported by Bloomberg. Based solely on a Form 4 filed by Amgen on September 13, 2021, Amgen owns approximately 18.45% of the Company’s outstanding share capital as of April 1, 2022.
Seagen Collaboration
In November 2019, we entered into a license agreement with Seagen, Inc. (“Seagen”, formerly known as “Seattle Genetics, Inc.”) for an advanced pre-clinical product candidate for treating cancer. The agent utilizes a proprietary Seagen antibody-based technology. Under the terms of the agreement, Seagen retains rights to the product candidate in the Americas (United States, Canada and Latin American countries), Europe and Japan. We have been granted exclusive rights to develop and commercialize the product candidate in Asia (except Japan) and the rest of the world. Seagen will lead global development and BeiGene will fund and operationalize the portion of global clinical trials attributable to its territories. BeiGene will also be responsible for all clinical development and regulatory submissions specific to its territories. Seagen received an upfront payment of US$20 million and is eligible to receive progress-dependent milestones of up to US$160 million and tiered royalties on any product sales. Seagen might be deemed to be a related party under Item 404 of Reg. S-K due to a common shareholder who has different representatives serving on each company’s respective board of directors.
Related Party Loan
In order to fund the purchase of the 5% equity interest and repayment of a shareholder loan related to a joint venture, BeiGene Biologics Co., Ltd. (“BeiGene Biologics”), in September 2020, the Company entered into a one-year term loan, renewable for up to three years, with China Minsheng Banking Corp., Ltd., Shanghai Pilot Free Trade Zone Branch to borrow US$118,320,000 through an acquisition facility, together with up to an additional US$80,000,000 through a working capital facility (collectively, the “CMBC Loan”). In addition, as a credit enhancement measure for the CMBC Loan, BeiGene Biologics entered into an up to 37-month term loan with an affiliate of Hillhouse Capital Advisors, Ltd. (“Hillhouse”), a significant shareholder of the Company, to borrow up to (i) RMB100 million through a general corporate facility, and (ii) RMB400 million through a credit enhancement facility that can only be used for repayment of the CMBC Loan if needed (collectively, the “Hillhouse Loan”). One of the Company’s directors, Qingqing Yi, is affiliated with Hillhouse. The aggregate interest and fees payable under both the CMBC Loan and Hillhouse Loan is 5.75% per year. The Company drew down all of the US$198,320,000 available under the CMBC Loan in October 2020, and BeiGene Biologics has drawn down the RMB100 million general corporate facility under the Hillhouse Loan as required by the terms of the CMBC Loan agreement. The remaining RMB400 million credit enhancement facility under the Hillhouse Loan will not be drawn down unless the Company and BeiGene Biologics decide to use that to repay a portion of the CMBC Loan in the future. On October 9, 2021, the Company repaid US$198,320,000 and drew down US$200,000,000 from the CMBC Loan.
Consulting Agreement
Dr. Xiaodong Wang, our Founder, Chairman of our Scientific Advisory Board and director, has been providing scientific and strategic advisory services to us since our founding in 2010. On July 24, 2018, we entered into a Consulting Agreement with Dr. Wang for a term of three years (the “2018 Consulting Agreement”). On February 24, 2021, we entered into a new consulting agreement (the “2021 Consulting Agreement”) with Dr. Xiaodong Wang to renew the consulting arrangement on substantially the same terms and
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conditions as his 2018 Consulting Agreement, for services to be performed by Dr. Xiaodong Wang during the period starting on January 1, 2021 and ending on December 31, 2023.
Dr. Wang’s consulting services include leading our Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. For example, during 2021, Dr. Wang:
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Provided strategic advice to our senior management team in the significant expansion of our global operations and commercial portfolio as well as other business goals;

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Provided strategic consultation on key regulatory filings;

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Attended meetings of our research team and provided strategic direction on critical projects that help advance our discovery efforts and new product pipeline;

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Was a key contributor in the development of the BeiGene Bio-island Innovation Center (BIC) in Guangzhou, China to support scientists and entrepreneurs in accelerating the development of medical innovation;

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Provided strategic direction to the plans to develop a new commercial-stage manufacturing and clinical R&D campus in Hopewell, New Jersey;

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Supported our senior management team in other business development opportunities and our collaborations as noted in the 2021 Business Highlights section; and

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Attended various investor meetings, serving as the Company’s key spokesperson on research and product pipeline.

We believe that Dr. Wang’s stature in the Chinese scientific and biotechnology communities provides us with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development and the Chinese market are highly valuable to our Company, and his compensation is set to be in line with his major contributions to our Company that go far beyond his responsibilities and time commitment as a non-employee director.
Under the 2018 and 2021 Consulting Agreements, Dr. Wang is entitled to an annual fixed consulting fee of US$100,000 (subject to review and adjustments by the Board of Directors from time to time) and such additional compensation, which, if any, shall be determined in our sole discretion, subject to compliance with the requirements of the applicable stock exchange listing rules. In recognition of his significant contributions to our Company, in February 2021 and February 2022, we granted him a cash bonus in the amount of US$150,000, and in June 2021, we granted him an option to purchase 241,839 ordinary shares that had a grant date fair value of US$2,999,964 and an award of RSUs for 39,000 ordinary shares with a grant date fair value of US$999,960. As of December 31, 2021, the aggregate number of ordinary shares subject to options held by Dr. Wang was 9,748,050 shares and subject to RSUs held by Dr. Wang was 62,543 shares.
Employment Agreements
For more information regarding employment agreements with our named executive officers, see “Executive Compensation — Employment Agreements with Our Named Executive Officers.”
Indemnification Agreements
Cayman Islands law does not limit the extent to which a company’s articles of association may provide indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as providing indemnification against civil fraud or the consequences of committing a crime. Our articles provide that each officer or director shall be indemnified out of assets of our Company against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such directors or officer, other than by reason of such person’s dishonesty, willful default or fraud, in or about the conduct of our Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any
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costs, expenses, losses or liabilities incurred by such director or officer in defending (whether successfully or otherwise) any civil proceedings concerning our Company or its affairs in any court whether in the Cayman Islands or elsewhere.
In addition, we have entered into indemnification agreements to indemnify our directors and executive officers that will provide such persons with additional indemnification beyond that provided in our articles. These agreements, among other things, indemnify our directors and executive officers against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or executive officer.
Registration Rights
Pursuant to an investors’ rights agreement, as amended and restated, certain holders of our registrable shares are entitled to rights with respect to the registration of these shares under the Securities Act of 1933, as amended (the “Securities Act”), including demand registration rights, short-form registration rights and piggyback registration rights. All fees, costs and expenses of underwritten registrations will be borne by us and all selling expenses, including underwriting discounts and selling commissions, will be borne by the holders of the shares being registered. The investors’ rights agreement contains customary cross-indemnification provisions, under which we are obligated to indemnify holders of registrable securities in the event of material misstatements or omissions in the registration statement attributable to us, and they are obligated to indemnify us for material misstatements or omissions attributable to them. The registration rights granted under the investors’ rights agreement terminated on the fifth anniversary of the completion of our initial public offering (February 8, 2021).
On November 16, 2016, we entered into a registration rights agreement with 667, L.P., Baker Brothers Life Sciences, L.P. and 14159, L.P. (the “Baker Entities”), Hillhouse BGN Holdings Limited, Gaoling Fund, L.P. and YHG Investment, L.P. (the “Hillhouse Entities”), (each an “Investor” and collectively, the “Investors”), all of which were existing shareholders. The registration rights agreement provides that, subject to certain limitations, if at any time and from time to time, the Investors demand that we register our ordinary shares and any other securities held by the Investors at the time any such demand is made on a Registration Statement on Form S-3 for resale under the Securities Act, we would be obligated to effectuate such registration. Our registration obligations under the registration rights agreement continue in effect for up to four years, and include our obligation to facilitate certain underwritten public offerings of our ordinary shares or ADSs by the Investors in the future. The registration rights agreement also requires us to pay expenses relating to such registrations and indemnify the Investors against certain liabilities. On December 1, 2020, we and the Investors entered into an Amendment No.1 to the Registration Rights Agreement, effective December 31, 2020, pursuant to which our registration obligations under the Registration Rights Agreement will continue in effect for up to another three years, until December 31, 2023.
Pursuant to the foregoing registration rights agreements, on May 11, 2020, we filed a registration statement on Form S-3 (the “Initial Registration Statement”) on behalf of certain shareholders, registering 300,197,772 ordinary shares including 224,861,338 ordinary shares in the form of 17,297,026 ADSs to be resold by the selling shareholders identified therein and in any related prospectus supplement from time to time.
Pursuant to the Share Purchase Agreement dated October 31, 2019, as amended, by and between us and Amgen, Amgen will have specified registration rights upon expiration of a lock-up period. Following demand by Amgen at any time after the expiration of the lock-up period or such earlier time as we in our sole discretion may agree in writing, we shall, subject to certain limits as specified under the Share Purchase Agreement, file with the SEC a Registration Statement on Form S-3 (except if we are not then eligible to register for resale the registrable shares on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act) covering the resale of the registrable shares of Amgen. In addition, where we propose to register any of our ordinary shares or ADSs under the Securities Act for sale to the public (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a registration statement in a form not available for registering registrable shares for sale to the public), we have agreed to give notice to Amgen of our intention to do so and, upon the request of Amgen, use our reasonable best efforts to cause all the registrable shares of Amgen to be registered under the Securities Act in connection therewith, under specified circumstances and as set forth in the Share Purchase Agreement.
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None of the members of the Compensation Committee has at any time during 2021 been an officer or employee of the Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board of Directors or the Compensation Committee.
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Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of our ordinary shares (collectively, “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons during the fiscal year ended December 31, 2021, we believe that all Reporting Persons complied with all Section 16(a) reporting requirements, with the exception of one late Form 4 filed for Qingqing Yi filed on June 24, 2021 and one late Form 4 filed for Michael Goller and Ranjeev Krishana on June 21, 2021, each to report a transaction that occurred on June 16, 2021.
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Composition of The Board of Directors
The Board of Directors currently consists of 12 members. We are not subject to any contractual obligations regarding the election of our directors, except that Amgen has the right to designate a director pursuant to the terms of the Share Purchase Agreement between our Company and Amgen, as described above under “Certain Relationships and Related-Party Transactions.” Anthony C. Hooper has been appointed to the Board of Directors as Amgen’s designee. Our Nominating and Corporate Governance Committee and Board of Directors may consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity and is not limited to race, gender or national origin. We have adopted a written policy regarding board diversity that is described below. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our Company through his or her established record of professional accomplishment, the depth and breadth of business experience and other background characteristics. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
Our articles allow our shareholders holding in aggregate not less than one-tenth of the voting rights of issued shares and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders. In the event that such a meeting is called, our articles provide that (1) the shareholders requisitioning a general meeting of shareholders may put forward resolutions to appoint or remove directors (with or without cause), and (2) at that meeting so convened the affirmative vote of a simple majority of the issued shares as of the applicable record date shall be required to approve the appointment or removal of directors. Additionally, our articles provide that any vacancy on the Board of Directors, including a vacancy resulting from an enlargement of the Board of Directors, may be filled only by vote of a majority of our directors then in office.
In accordance with the terms of our articles, the Board of Directors is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of shareholders in the year in which their term expires.
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Our Class I directors are Timothy Chen, John V. Oyler, Dr. Margaret Dugan and Dr. Alessandro Riva;

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Our Class II directors are Donald W. Glazer, Michael Goller, Thomas Malley and Corazon (Corsee) D. Sanders; and

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Our Class III directors are Anthony C. Hooper, Ranjeev Krishana, Xiaodong Wang and Qingqing Yi.

Our articles provide that the authorized number of directors may be changed only by ordinary resolution of the shareholders if the number of directors is reduced to less than three. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class shall consist of one-third of the Board of Directors.
Board and Committee Matters
The Board of Directors has determined that all members of the Board of Directors, except John V. Oyler and Xiaodong Wang, are independent, as determined in accordance with the rules of the Nasdaq Stock Market; and that all members of the Board of Directors, except John V. Oyler, Xiaodong Wang and Anthony C. Hooper, are independent, as determined in accordance with the HK Listing Rules. In making this independence determination, the Board of Directors considered the relationships that each such non-employee director has with us and all other facts and circumstances that the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director. In considering the independence of the directors listed above, the Board of Directors considered the association of our directors with the holders of more than 5% of our share capital. We expect that the composition and functioning of the Board of Directors and each of our committees will continue to comply with all applicable requirements of the Nasdaq Stock Market, the rules and regulations of the SEC and the HK Listing Rules. There are no family relationships among any of our directors or executive officers.
Corporate Governance
We have adopted a written code of conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on our website at www.beigene.com under “Investors — Nasdaq investors”, “— HKEX investors” and “— SSE
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investors.” If we make any substantive amendments to, or grant any waivers from, the code of conduct for any officer, we will disclose the nature of such amendment or waiver on our website at www.beigene.com or in a Current Report on Form 8-K. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement, and you should not consider that information a part of this Proxy Statement.
Board Meetings and Committees
The Board of Directors held 9 meetings during 2021. The directors ordinarily hold executive sessions at regularly scheduled meetings of the Board of Directors. During 2021, each of the directors then in office attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which such director then served. Directors and director nominees are encouraged to attend the annual general meeting of shareholders, barring significant commitments or special circumstances. All our then-serving directors attended our 2021 annual general meeting of shareholders.
During 2021, the Board of Directors had five standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Scientific Advisory Committee, and Commercial and Medical Affairs Advisory Committee.
Audit Committee
Thomas Malley, Anthony C. Hooper and Corazon (Corsee) D. Sanders currently serve on the Audit Committee, which is chaired by Thomas Malley. The Board of Directors has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as that term is defined in the rules of the SEC and the Nasdaq Stock Market. The Board of Directors has designated Thomas Malley as an “audit committee financial expert,” as defined in SEC rules. The Audit Committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our reporting accounting firms;

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approving auditing and permissible non-audit services, and the terms of such services, to be provided by our reporting accounting firms;

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reviewing the internal audit plan with the reporting accounting firms and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and the reporting accounting firms our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of financial and accounting-related complaints and concerns;

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recommending, based upon the Audit Committee’s review and discussions with management and the reporting accounting firms, whether our audited financial statements shall be included in our Annual Report on Form 10-K filed with the SEC and our annual results announcement filed with the HKEx;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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preparing the Audit Committee report required by the SEC rules to be included in our annual proxy statement;

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reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

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reviewing our earnings releases and unaudited financial statements to be included in our quarterly and interim filings with the SEC and HKEx.

The Audit Committee held 12 meetings during 2021. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC, the Nasdaq Stock Market and the HKEx. A copy of the Audit Committee charter is available on our website at www.beigene.com under “Investors — Nasdaq investors — Governance”, “— HKEX investors — Corporate Governance” and “— SSE investors — Governance.”
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Compensation Committee
Qingqing Yi, Ranjeev Krishana and Timothy Chen currently serve on the Compensation Committee, which is chaired by Qingqing Yi. The Board of Directors has determined that each member of the Compensation Committee is “independent” as that term is defined in the rules of the Nasdaq Stock Market and the HKEx. The Compensation Committee’s responsibilities include:
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annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer;

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evaluating the performance of our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer in light of such corporate goals and objectives and recommending to the Board of Directors for approval their compensation based on that evaluation;

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reviewing and approving the compensation of our other executive officers and key officers;

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developing and implementing our overall management compensation and policy to align the interests of management with our shareholders’;

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overseeing and administering our compensation and similar plans;

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evaluating and assessing potential current compensation advisors in accordance with the independence standards identified in the rules of the Nasdaq Stock Market;

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retaining and approving the compensation of any compensation advisors;

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reviewing and approving our policies and procedures for the grant of equity-based awards;

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reviewing and making recommendations to the Board of Directors with respect to director compensation;

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preparing the compensation committee report required by SEC rules to be included in our annual proxy statement;

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reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and

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reviewing and discussing with the Board of Directors corporate succession plans for the Chief Executive Officer and other key officers.

The Compensation Committee held seven meetings during 2021. The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq investors — Governance”, “— HKEX investors — Corporate Governance” and “ — SSE investors — Governance.”
Nominating and Corporate Governance Committee
Donald W. Glazer, Michael Goller, Anthony C. Hooper and Alessandro Riva currently serve on the Nominating and Corporate Governance Committee, which is chaired by Donald W. Glazer. On January 31, 2022, Jing-Shyh (Sam) Su resigned from the Nominating and Corporate Governance Committee. Effective February 1, 2022, Alessandro Riva was appointed as a member of the Nominating and Corporate Governance Committee. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined in the rules of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee’s responsibilities include:
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developing and recommending to the Board of Directors criteria for board and committee membership;

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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by shareholders;

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identifying individuals qualified to become members of the Board of Directors;

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recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;

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developing and recommending to the Board of Directors a set of corporate governance guidelines; and

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overseeing the evaluation of the Board of Directors and management.

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The Nominating and Corporate Governance Committee held three meetings during 2021. The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq investors — Governance”, “— HKEX investors — Corporate Governance” and “— SSE investors — Governance.”
Scientific Advisory Committee
Xiaodong Wang, Margaret Dugan, Michael Goller, Thomas Malley, Alessandro Riva, Corazon (Corsee) D. Sanders and Qingqing Yi currently serve on the Scientific Advisory Committee, which is co-chaired by Xiaodong Wang and Corazon (Corsee) D. Sanders. Effective February 1, 2022, Margaret Dugan and Alessandro Riva were appointed as members of the Scientific Advisory Committee of the Board. The Scientific Advisory Committee’s responsibilities include:
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receiving and discussing reports from management regarding the Company’s research and development plans and programs;

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assisting, to the extent it deems helpful, the Board and the Compensation Committee in setting and evaluating any research or development performance goals under the Company’s incentive compensation programs; and

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assisting, to the extent it deems helpful, the Board and the Compensation Committee in assessing the capabilities of and evaluating the performance of the Company’s key scientific and technical personnel and the depth and breadth of the Company’s scientific resources.

The Scientific Advisory Committee held four meetings during 2021. The Scientific Advisory Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq investors — Governance”, “— HKEX investors — Corporate Governance” and “— SSE investors — Governance.”
Commercial and Medical Affairs Advisory Committee
Mr. Anthony C. Hooper, Timothy Chen, Margaret Dugan, Ranjeev Krishana and Corazon (Corsee) D. Sanders currently serve on the Commercial Advisory Committee, which is chaired by Anthony C. Hooper. On January 31, 2022, Jing-Shyh (Sam) Su resigned from the Commercial and Medical Affairs Advisory Committee. Effective February 24, 2022, Margaret Dugan was appointed as a member of the Commercial and Medical Affairs Advisory Committee. The Commercial and Medical Affairs Advisory Committee’s responsibilities include:
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receiving and discussing reports from management regarding the Company’s commercial strategy and plans and competitiveness of the Company’s commercial programs;

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receiving and discussing reports from management regarding the Company’s medical affairs strategy and plans and competitiveness of the Company’s medical affairs programs;

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assisting, to the extent it deems helpful, the Board and the Compensation Committee in setting and evaluating any commercial and medical affairs performance goals under the Company’s incentive compensation programs; and

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assisting, to the extent it deems helpful, the Board and the Compensation Committee in assessing the capabilities of and evaluating the performance of the Company’s key commercial and medical affairs personnel and the depth and breadth of the Company’s commercial and medical affairs resources.

The Commercial and Medical Affairs Advisory Committee held five meetings during 2021. The Commercial and Medical Affairs Advisory Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq investors — Governance”, “— HKEX investors — Corporate Governance” and “— SSE investors — Governance.”
Board Diversity Policy
We adopted a board diversity policy (the “Diversity Policy”) to set out the Company’s approach to diversity on the Board of Directors. Pursuant to the Diversity Policy, our Nominating and Corporate Governance Committee will review annually the structure, size and composition of the Board of Directors and, where appropriate, make recommendations on changes to the Board of Directors. In reviewing the Board of Directors’ composition, our Nominating and Corporate Governance Committee will consider, among other characteristics, the nationality, ethnicity, gender, age, skills, expertise, and industry and regional experience of board members and
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nominees. The Diversity Policy further provides that our Nominating and Corporate Governance Committee will discuss and, where necessary, agree on measurable objectives for achieving diversity on the Board of Directors and recommend them to the Board of Directors for adoption. The Board of Directors intends to rate its composition against the factors identified above and to recruit a director or directors to address any factors that could bear improvement. The Board Diversity Policy is available on our website at www.beigene.com under “Investors — HKEX investors — Corporate Governance.”
Director Nominations
The Board of Directors will consider and approve from time to time the criteria that it deems necessary or advisable for director candidates. The Board of Directors has full authority to modify such criteria as it deems necessary or advisable. The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for developing and recommending to the Board of Directors for its consideration and approval criteria for director candidates. The Company has adopted policies and procedures for director candidates. The Board of Directors may, however, rescind its delegation and assume the responsibilities it previously delegated to the Nominating and Corporate Governance Committee.
The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility to identify candidates for nomination to the Board of Directors (including candidates to fill vacancies) and assessing their qualifications in light of the policies and principles in our Corporate Governance Guidelines, the Diversity Policy and the Committee’s charter. The Nominating and Corporate Governance Committee will recommend director candidates for the Board of Directors’ consideration and review the candidates’ qualifications with the Board of Directors. The Board of Directors retains the authority to nominate a candidate for election by the shareholders as a director and to fill vacancies. From time to time, the Nominating and Corporate Governance Committee utilizes third-party search firms to identify director candidates. For example, in 2021, the Nominating and Corporate Governance Committee engaged a third-party search firm to identify director candidates. In identifying director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances it deems appropriate, including, among other things, the skills of the candidate, his or her depth and breadth of business experience and other background characteristics, his or her independence and the needs of the Board of Directors.
Our Nominating and Corporate Governance Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board of Directors. Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity as set forth in the Diversity Policy. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, and professional and personal experiences and relevant expertise.
Director Nominations by Shareholders
Any shareholder wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should provide the following information within the timeframe set forth by our articles and SEC rules to BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attention: Secretary: (a) the name and address of record of the shareholder; (b) a representation that the shareholder is a record holder of our securities or, if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act; (c) the candidate’s name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the past five years; (d) a description of the qualifications and background of the candidate that addresses the criteria for board membership approved by the Board of Directors; (e) a description of all arrangements or understandings between the shareholder and the candidate; (f) the consent of the candidate (i) to be named in the proxy statement for our next general meeting and (ii) to serve as a director if elected at that meeting; and (g) and any other information regarding the candidate that is required to be included in a proxy statement filed pursuant to SEC rules and HK Listing Rules. The Nominating and Corporate Governance Committee may seek further information from or about the shareholder making the
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recommendation, the candidate, or any such other beneficial owner, including information about all business and other relationships between the candidate and the shareholder and between the candidate and any such other beneficial owner.
Shareholder Communications
The Board of Directors provides to every shareholder the ability to communicate with the Board of Directors, as a whole, and with individual directors on the Board of Directors through an established process for shareholder communication. For a shareholder communication directed to the Board of Directors as a whole, shareholders may send such communication to the attention of our Secretary via Regular Mail or Expedited Delivery Service to: BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attn.: Board of Directors c/o Secretary.
For a shareholder communication directed to an individual director in his or her capacity as a member of the Board of Directors, shareholders may send such communication to the attention of the individual director via Regular Mail or Expedited Delivery Service to: BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attn.: [Name of Individual Director].
Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements. The Board of Directors has adopted a Securityholder Communications Policy, which is available on our website at www.beigene.com under “Investors — Nasdaq investors — Governance”, “— HKEX investors — Corporate Governance” and “— SSE investors — Governance”.
Board Leadership Structure and Role in Risk Oversight
Our Chief Executive Officer, John V. Oyler, is the Chairman of the Board of Directors. The Board of Directors believes that Mr. Oyler is the director best suited to identify strategic opportunities and focus of the Board of Directors due to his extensive understanding of our business as a founder and our Chief Executive Officer. The Board of Directors also believes that the combined role of Chairman and Chief Executive Officer can promote the effective execution of strategic initiatives and facilitate the flow of information between management and the Board of Directors.
Our Corporate Governance Guidelines provide that if the same person holds the Chairman and Chief Executive Officer roles or if the Chairman does not otherwise qualify as independent, the independent directors may elect a Lead Director. In accordance with our Corporate Governance Guidelines, the independent directors elected Mr. Ranjeev Krishana, an independent director of the Company, to serve as the Lead Director. The Lead Director has responsibilities that are set forth in our Corporate Governance Guidelines, including presiding at meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors; consulting with management regarding Board meeting schedules, locations, agendas and materials; and calling meetings of the independent and non-management directors of the Board of Directors, when appropriate. The Board of Directors believes our current board leadership structure will help ensure continuity of strong and effective leadership. The Corporate Governance Guidelines are available on our website at www.beigene.com under “Investors — Nasdaq investors — Governance”, “HKEX investors — Corporate Governance” and “SSE investors — Governance.”
The Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. The Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, the Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, the Board of Directors reviews the risks associated with our business strategies periodically throughout the year.
Each of our board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls
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and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our reporting accounting firms and our Chief Financial Officer. The Audit Committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to the Board of Directors regarding these activities.
Environmental, Social and Governance (ESG) Commitment
BeiGene’s mission is to build the first next-generation biopharmaceutical company — one that expands the highest-quality therapies to more people — through courage, persistent innovation, and challenging the status quo. Achieving our mission requires that we operate responsibly in all aspects of our business.
Our ambition is to be a leading corporate citizen, acting with courage, creativity, and discipline to ensure we are meeting the diverse needs of our stakeholders — from patients and colleagues to investors and communities, as well as the environment. The Board of Directors of the Company is responsible for overseeing our ESG efforts. In 2021, we formalized our ESG function and launched a new ESG strategy and framework, Change Is the Cure. The framework centers around five key focus areas: Advancing Global Health, Empowering Our People, Innovating Sustainably, Supporting Communities and Operating Responsibly. Within each focus area, we have identified two strategic priorities around which we will set concrete targets and report our progress. We have defined near-term targets for fiscal year 2022 that will set the foundation for building long-term goals.
In April 2022, BeiGene released its 2021 ESG Report. A copy of the 2021 ESG Report is available on our website at www.beigene.com under “Investors — Nasdaq investors — Governance — ESG Reports”, “— HKEX investors — Governance — ESG Reports” and “ — SSE investors — Governance — ESG Reports.” Reference to our 2021 ESG annual report in this Proxy Statement does not include or incorporate by reference the information from the 2021 ESG annual report into this Proxy Statement, and you should not consider that information a part of this Proxy Statement.
Audit Committee Report
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
The Audit Committee operates under a written charter approved by the Board of Directors, which provides that its responsibilities include the oversight of the quality of our financial reports and other financial information and its compliance with legal and regulatory requirements; the appointment, compensation, and oversight of our reporting accounting firms, Ernst & Young LLP, Ernst & Young Hua Ming LLP and Ernst & Young, including reviewing their independence; reviewing and approving the planned scope of our annual audit; reviewing and pre-approving any non-audit services that may be performed by Ernst & Young LLP, Ernst & Young Hua Ming LLP and Ernst & Young and their affiliated entities; the oversight of our internal audit function; reviewing with management and our reporting accounting firm the adequacy of internal financial controls; and reviewing our critical accounting policies and estimates and the application of accounting principles generally accepted in the United States, Hong Kong SAR and the mainland China.
Ernst & Young Hua Ming LLP was responsible for auditing our annual consolidated financial statements and internal control over financial reporting filed with the SEC in accordance with the Securities and Exchange Act of 1934, as amended, until March 2022. Starting March 2022, Ernst & Young LLP is responsible for auditing our annual consolidated financial statements and internal control over financial reporting filed with the SEC in accordance with the Securities and Exchange Act of 1934, as amended. Ernst & Young is responsible for auditing our annual financial statements filed with The Stock Exchange of Hong Kong. Ernst & Young Hua Ming LLP is responsible for auditing our annual financial statements filed with the Shanghai Stock Exchange. Ernst & Young LLP, Ernst & Young Hua Ming LLP and Ernst & Young are members of the global Ernst & Young firm.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Ernst &
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Young Hua Ming LLP was responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) of the United States for the fiscal year ended December 31, 2021. Starting March 2022, Ernst & Young LLP is responsible for performing an independent audit of our consolidated financial statements and the audit of internal controls over financial reporting in accordance with the standards of the PCAOB. The Audit Committee’s main responsibility is to monitor and oversee this process.
The Audit Committee reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee discussed with Ernst & Young Hua Ming LLP the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
The Audit Committee considered any fees paid to Ernst & Young Hua Ming LLP and Ernst & Young for the provision of non-audit related services and does not believe that these fees compromise Ernst & Young Hua Ming LLP’s and Ernst & Young’s independence in performing the audits for the fiscal year ending December 31, 2022. In appointing Ernst & Young LLP as our independent registered accounting firm for the audits of our consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2022 to be filed with the SEC, the Audit Committee considered any fees paid to Ernst & Young LLP and does not believe that these fees compromise Ernst & Young LLP’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.
THE AUDIT COMMITTEE
Thomas Malley (Chairperson)
Anthony C. Hooper
Corazon (Corsee) D. Sanders
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COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
The Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans, reviews, and approves all compensation decisions relating to our executive officers, and makes recommendations to the Board of Directors on compensation for our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer. The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers and other key officers other than the Chief Executive Officer, including our Global Head of Research and Development. The Compensation Committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs and in making compensation decisions. This section discusses the principles underlying our policies and decisions with respect to the compensation of our named executive officers and material factors relevant to an analysis of these policies and decisions. Our named executive officers for 2021 are:
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John V. Oyler, our Founder, Chief Executive Officer and Chairman;

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Xiaobin Wu, our President, Chief Operating Officer and General Manager of China;

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Julia Wang, our Chief Financial Officer, effective June 30, 2021;

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Lai Wang, our Global Head of Research and Development;

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Jane Huang, our former Chief Medical Officer, Hematology, who ceased to be an executive officer upon her resignation from the Company on April 3, 2022; and

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Howard Liang, our former Chief Financial Officer and Chief Strategy Officer, who ceased to be an executive officer upon his retirement from the Company on June 30, 2021.

The goal of our compensation programs is to align compensation delivery with performance for shareholders, measured both internally against budgets and externally through share price. We believe this alignment was achieved in 2021.
2021 Business Highlights
We believe that 2021 was a significant year for the Company, as evidenced by the expansion of our commercial and clinical stage portfolio, additional regulatory approvals in the U.S., China and other markets, and increasing total and product revenue, among other things.
As described below, during 2021, we made significant progress on our commercial, clinical, regulatory, manufacturing, research, and other business goals, including the following factors that influenced the executive compensation decisions made by the Compensation Committee and/or the Board of Directors for the 2021 compensation of our named executive officers:
Total Shareholder Return Performance through December 31, 2021
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Delivered Total Shareholder Return (“TSR”) of 792.4% for the five-year period ended December 31, 2021, which is higher than any of our current peer group companies.

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Delivered TSR of 93.2% for the three-year period ended December 31, 2021, which is at the 67th percentile of our current peer group companies.

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Delivered TSR of 4.9% for the one-year period ended December 31, 2021, which is at the 65th percentile of our current peer group companies.

Commercial Operations
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Delivered total revenue of US$1.2 billion in 2021 compared to US$308.9 million in the prior year, representing a 288.5% increase.

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Delivered product revenue of US$634 million in 2021 compared to US$308.9 million in the prior year, representing a 105.3% increase.

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Significantly increased the reach of our medicines, with BRUKINSA® approved in 45 markets, and with 16 approved medicines in China, including six approved indications for tislelizumab and five approved Novartis Oncology products in designated regions of China.

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Secured inclusion in the National Reimbursement Drug List (“NRDL”) in China for our eligible medicines, including tislelizumab in first-line non-squamous non-small cell lung cancer (“NSCLC”), first-line squamous NSCLC and second- or third-line hepatocellular carcinoma (“HCC”), BRUKINSA in WM, and pamiparib in germline in patients with BRCA (gBRCA) mutation-associated recurrent advanced ovarian, fallopian tube, or primary peritoneal cancer who have been treated with two or more lines of chemotherapy.

Progress Highlights with Our Internally Developed Medicines
BRUKINSA® (zanubrutinib)
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Received approval from the U.S. FDA for the treatment of adult patients with Waldenstrom Macroglobulinemia (“WM”) and accelerated approval for the treatment of adult patients with relapsed or refractory (“R/R”) marginal zone lymphoma (“MZL”) who have received at least one anti-CD20-based regimen.

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Received approval from the European Medicines Agency (“EMA”) in the European Union (“EU”) for the treatment of adult patients with WM who have received at least one prior therapy or for the first-line treatment of patients unsuitable for chemo-immunotherapy. The approval is applicable to all 27 EU member states, plus Iceland, Liechtenstein and Norway. Initiated commercial launch of BRUKINSA® in the EU in 2021.

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Received approval from the China National Medical Products Administration (“NMPA”) for BRUKINSA® in the treatment of patients with R/R WM.

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Received approvals in Great Britain and Switzerland for BRUKINSA® in the treatment of WM, new approvals for mantle cell lymphoma (“MCL”) in Saudi Arabia and Ecuador, a new indication approval for MZL in Canada, and national reimbursement coverage for patients with WM in Israel. Additionally, we have more than 40 marketing authorization applications under review in multiple indications around the world.

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Announced positive topline results from an interim analysis of the Phase 3 SEQUOIA trial comparing zanubrutinib to bendamustine and rituximab (B+R) in patients with treatment-naïve (“TN”) chronic lymphocytic leukemia (“CLL”) or small lymphocytic lymphoma (“SLL”).

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Announced positive results from a planned interim analysis of the ongoing Phase 3 ALPINE trial comparing BRUKINSA® to ibrutinib in adults with R/R CLL or SLL.

Tislelizumab
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Received approvals from the China NMPA for our first lung cancer indication in China for second- or third-line treatment of locally advanced or metastatic NSCLC; for the first-line treatment of advanced NSCLC following the previously approved squamous histology; and received our first approval in liver cancer in previously treated hepatocellular carcinoma.

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Received acceptance by the China NMPA of a supplemental BLA for tislelizumab in combination with chemotherapy as a first-line treatment for patients with recurrent or metastatic nasopharyngeal cancer (“NPC”) and for patients with esophageal squamous cell carcinoma (“ESCC”).

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Received acceptance by the U.S. FDA of a BLA for tislelizumab in collaboration with Novartis as a treatment for patients with unresectable recurrent locally advanced or metastatic ESCC after prior systemic therapy.

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Announced positive topline results for several global Phase 3 trials, including:

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RATIONALE 302, comparing tislelizumab to chemotherapy in patients with advanced unresectable or metastatic ESCC who received prior systemic treatment;

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RATIONALE 304, comparing tislelizumab plus chemotherapy versus chemotherapy alone as first-line treatment for non-squamous NSCLC in patients who are smokers versus non-smokers;

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RATIONALE 305, comparing tislelizumab in combination with chemotherapy versus placebo as a first-line treatment for patients with locally advanced, unresectable or metastatic gastric or gastroesophageal junction (“G/GEJ”) adenocarcinoma with PD-L1 expression;

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RATIONALE 307, comparing tislelizumab plus chemotherapy versus chemotherapy alone in first-line treatment for advanced squamous NSCLC in patients who were smokers versus non-smokers; and

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RATIONALE 309, comparing tislelizumab plus chemotherapy versus chemotherapy alone in first-line treatment in recurrent or metastatic nasopharyngeal cancer.

Ociperlimab
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Initiated patient enrollment in the global Phase 2 AdvanTIG-205 trial in frontline stage IV NSCLC.

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Initiated patient enrollment in the Phase 2 AdvanTIG-206 trial of ociperlimab in combination with tislelizumab plus Bio-Thera’s POBEVCY®, a biosimilar to Avastin®, as first-line treatment in patients with advanced HCC.

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Achieved “last patient in” in the Phase 2 study of ociperlimab in combination with tislelizumab for previously treated, recurrent or metastatic 2L cervical cancer.

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Announced first patient dosed in global Phase 3 trial of ociperlimab in NSCLC in combination with tislelizumab for first-line treatment of patients with locally advanced, unresectable, or metastatic NSCLC whose tumors exhibit high PD-L1 expression and do not harbor EGFR-sensitizing mutations or ALK translocations. This marks the initiation of the first Phase 3 clinical trial in the planned global pivotal program for ociperlimab.

Pamiparib
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Received approval in China of pamiparib for the treatment of patients with advanced ovarian, fallopian tube, or primary peritoneal cancer who have been treated with two or more lines of chemotherapy.

Early-Stage Programs
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Continued to advance our early-stage clinical pipeline of internally-developed product candidates at dose escalation stage, including:

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BGB-A445, an investigational non-ligand competing OX40 monoclonal antibody as monotherapy or in combination with tislelizumab in solid tumors;

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BGB-15025, an investigational hematopoietic progenitor kinase 1 (“HPK1”) inhibitor as monotherapy or in combination with tislelizumab in solid tumors; and

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BGB-10188, an investigational PI3Kδ inhibitor as monotherapy or in combination with BRUKINSA® in hematology malignancies, or in combination with tislelizumab in solid tumors.

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Initiated First-in-Human Phase 1 clinical trial of BGB-23339, an investigational TYK2 Inhibitor.

Collaboration Highlights
Amgen
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Launched KYPROLIS® (carfilzomib) in China for patients with R/R multiple myeloma. This commercial launch followed the conditional approval by China NMPA of KYPROLIS® in the year for injection in combination with dexamethasone for the treatment of adult patients with R/R multiple myeloma who have received at least two prior therapies, including a proteasome inhibitor and an immunomodulatory agent.

Novartis
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Entered into a collaboration with Novartis to develop, manufacture and commercialize tislelizumab in North America, Europe, and Japan. In connection with the transaction, we received a US$650 million upfront payment.

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Entered into an expanded collaboration with Novartis with an option, collaboration, and license agreement for Novartis to develop, manufacture and commercialize ociperlimab in North America, Europe, and Japan. As consideration for the option, we received an upfront payment of US$300 million and granted Novartis an exclusive time-based option until late 2023 under which BeiGene would receive an additional payment of US$600 or US$700 million upon Novartis’ exercise of the option, subject to receipt of required antitrust approval. During the option period, Novartis will conduct and fund additional global clinical trials of ociperlimab in combination with tislelizumab in selected tumor types. We also obtained rights to market, promote and detail five approved Novartis oncology products, TAFINLAR®, MEKINIST®, VOTRIENT®, AFINITOR® and ZYKADIA®, in China’s broad markets.

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Other Collaborations Highlights
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Received the upfront payment from our collaboration with Novartis for tislelizumab, plus an additional US$300 million in early 2022 for our TIGIT collaboration.

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Received approval and launched POBEVCY® (a biosimilar to bevacizumab) in China, licensed from Bio-Thera Solutions, Ltd., for the treatment of patients with advanced, metastatic, or recurrent NSCLC and metastatic colorectal cancer.

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Launched QARZIBA® (dinutuximab beta) in China, a targeted immunotherapy licensed from EUSA Pharma, for the treatment of high-risk neuroblastoma in patients aged 12 months and above who have previously received induction chemotherapy and achieved at least a partial response, followed by myeloablative therapy and stem cell transplantation, as well as patients with a history of R/R neuroblastoma with or without residual disease.

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Received approval in China of SYLVANT® (siltuximab for injection), licensed from EUSA Pharma, for the treatment of adult patients with multicentric Castleman disease (“MCD”) who are human immunodeficiency virus (“HIV”) negative and human herpes virus-8 (HHV-8) negative, also known as idiopathic MCD (“iMCD”).

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Received Breakthrough Therapy Designation from China NMPA for zanidatamab, an investigational bispecific antibody targeting HER2 in late-stage clinical development with Zymeworks Inc., for treating patients with biliary tract cancer who have failed prior systemic therapies.

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Initiated the global Phase 3 clinical trial of zanidatamab plus chemotherapy, with or without tislelizumab, versus standard of care (trastuzumab plus chemotherapy), for the first-line treatment of metastatic HER2-positive gastroesophageal adenocarcinoma (“GEA”).

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Entered into a worldwide license and collaboration agreement with Nanjing Leads Biolabs, Co., Ltd., for research, development and manufacturing rights and exclusive commercialization rights outside of China to LBL-007, a novel investigational antibody targeting the LAG-3 pathway.

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Announced clinical data on tislelizumab in combination with sitravatinib in collaboration with Mirati Therapeutics, Inc.

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Announced strategic worldwide collaboration with Shoreline Biosciences to develop and commercialize Genetically Modified Natural Killer (“NK”) Cell Therapies. We have worldwide development and commercialization rights, with Shoreline having an option to retain U.S. and Canadian rights on up to two of four targets.

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Entered into an option and license agreement with Strand Therapeutics (“Strand”) aimed at developing and commercializing Strand’s multi-functional mRNA treatments for solid tumors. We secured an option to an exclusive license to develop and commercialize in Asia (excluding Japan), Australia, and New Zealand for up to two immuno-oncology programs using Strand’s intratumoral or systemic delivery mechanism, which is designed to deliver a tumor microenvironment-modifying mRNA directly to the tumor site.

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Entered into an option and license agreement aimed at developing and commercializing Boston Immune Technologies and Therapeutics, Inc.’s (“BITT”) innovative tumor necrosis factor (“TNF”) receptor 2 (“TNFR2”) antagonist antibodies. We secured an option to an exclusive license to develop, manufacture, and commercialize BITT’s proprietary TNFR2 antagonist antibodies in Asia (excluding Japan), Australia, and New Zealand.

Corporate Developments
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Completed the public offering and initial listing of our ordinary shares on the Science and Technology Innovation Board (“STAR Market”) of the Shanghai Stock Exchange under the stock code “688235” with net proceeds of approximately US$3.4 billion.

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Held a grand opening ceremony for the BeiGene Bioisland Innovation Center (“BIC”) in Guangzhou, China to support scientists and entrepreneurs in accelerating the development of medical innovation.

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Included in several FTSE Russell indices, including: the FTSE Global Equity Index Large Cap; the FTSE All-World (LM); the FTSE All-Cap (LMS); and the FTSE Total-Cap (LMSµ). In addition, BeiGene was included in the FTSE Developed ESG Low Carbon Select Index, and the FTSE Asia ex Japan ESG Low Carbon Select Index.

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Manufacturing Operations
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Passed dynamic inspection and received approval from China NMPA to begin manufacturing commercial supply of tislelizumab at our biologics manufacturing facility in Guangzhou, China.

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Closed on the acquisition of a 42-acre site at the Princeton West Innovation Campus in Hopewell, New Jersey, where BeiGene plans to develop a new commercial-stage manufacturing and clinical R&D campus.

Recent 2022 Business Highlights
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Announced acceptance by the EMA of marketing authorization applications for tislelizumab for the treatment of patients with ESCC and NSCLC.

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Received approval in China for tislelizumab for the treatment of patients with microsatellite instability-high or mismatch repair-deficient solid tumors.

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BRUKINSA® was included in the United States National Comprehensive Cancer Network® (NCCN) Clinical Practice Guidelines in Oncology (NCCN Guidelines® version 2.2022) for patients with both CLL/SLL as a Category 2A preferred treatment option in the first- and second-line, for patients with and without del(17p)/TP53 mutation. BRUKINSA® is not approved in CLL/SLL outside of China.

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Received approval in South Korea for the treatment of adult patients with MCL who have received at least one prior therapy, and for the treatment of adult patients with WM who have received at least one prior therapy.

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Announced acceptance by the U.S. FDA of a supplemental new drug application on February 18, 2022, for the treatment of adult patients with CLL or SLL based on data from two pivotal randomized Phase 3 studies ALPINE and SEQUOIA. The Prescription Drug User Fee Act (“PDUFA”) target action date is October 22, 2022.

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Announced acceptance by the EMA of two marketing authorization applications for BRUKINSA® in the EU for the treatment of patients with CLL and MZL who have received at least one prior anti-CD20-based therapy. Notice of acceptance for MZL was received on January 23, 2022, and acceptance of the CLL filing was received on February 14, 2022.

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Announced acceptance of a supplemental NDA in China for BRUKINSA® in CLL with Breakthrough Therapy Designation, and for first line treatment of WM. BRUKINSA® was granted its first breakthrough therapy designation in China with the CLL application.

Overview of Our Compensation Programs
The Compensation Committee strives to ensure that our compensation programs are aligned with the interests of our shareholders and our business goals, and that the total compensation paid to each of our named executive officers is fair, reasonable, and competitive. Key elements of our compensation programs include the following:
Compensation Element	Purpose	Features
Base salary	To attract and retain highly skilled executives	Fixed component of pay to provide financial stability, based on responsibilities, experience, individual contributions and peer company data
Annual cash incentive program	To promote and reward the achievement of key short-term strategic and business goals of the Company as well as individual performance; to motivate and attract executives	Variable component of pay based on annual corporate and individual performance
Equity incentive compensation	To encourage executives and other employees to focus on long-term company performance and align their interests with shareholders; to promote retention; to	Typically, subject to multi-year vesting based on continued service and are primarily in the form of share options and RSUs, the value of which depends on the
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Compensation Element	Purpose	Features
	reward outstanding company and individual performance	performance of our American Depositary Shares (ADS) price, in order to align employee interests with those of our shareholders over the longer-term
In addition to our direct compensation elements, the following features of our compensation programs are designed to align our executive officers with shareholder interests and with market best practices:
What We Do	What We Don’t Do
✓ Maintain an industry-specific peer group for benchmarking pay	× Allow hedging or pledging of equity unless approved by the insider trading compliance officer or the Audit Committee
✓ Target pay based on market norms	× Re-price share options without shareholder approval
✓ Deliver executive compensation primarily through performance-based pay	× Provide guaranteed cash or equity compensation increases
✓ Tie the majority of named executive officers’ compensation to equity awards, the ultimate value of which is driven by our share price performance	× Provide supplemental executive retirement plans
✓ Set challenging short-term incentive award goals	× Provide tax gross-up payments for change-of-control payments
✓ Offer market-competitive benefits for executives that are consistent with the rest of our employees
✓ Consult with an independent compensation advisor on compensation levels and practices
✓ Maintain share ownership guidelines for our executive officers equal to 6x base salary for our CEO, 3x base salary for our President and 1x base salary for our other executive officers
Advisory Vote on Executive Compensation
At our 2021 annual general meeting of shareholders, we held an advisory vote on executive compensation. 89.2% of the votes cast were voted in favor of the compensation of our named executive officers as disclosed in our 2021 proxy statement. The Compensation Committee believes that this level of affirmative votes conveyed our shareholders’ support of the Compensation Committee’s decisions and our existing executive compensation programs. The Compensation Committee reviewed the final vote results and has not made any material changes to our executive compensation programs or policies as a result of the vote.
Compensation Consultant
The Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) to assist in an evaluation of our compensation philosophy, validate our compensation peer group, develop competitive market data to benchmark the compensation for our named executive officers and advise on matters related to our compensation structure and programs generally. The compensation consultant also consulted with the Compensation Committee about non-employee director compensation. During 2021, FW Cook reported directly to the Compensation Committee, performing the services described above on behalf of the Compensation Committee while interacting with our management while performing those services. Based on consideration of the factors set forth in the rules of the
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SEC and Nasdaq, the Compensation Committee has determined that its relationship with FW Cook, and the work performed by FW Cook on behalf of the Compensation Committees has not raised any conflicts of interest.
Defining and Comparing Compensation to Market Benchmarks
In evaluating the total compensation of our named executive officers, the Compensation Committee, using information provided by our compensation consultant, establishes a peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on a balance of the following criteria:
Peer Group Criteria	General Characteristics
Industry	Biotechnology and pharmaceuticals
Size	Market capitalization between 0.33x and 3x of BeiGene’s size Revenue is a secondary consideration because it can lag development
Stage of development	At least one Phase 3 drug compound
Data availability	U.S.-based, publicly traded and stand-alone (no divisions or subsidiaries)
Based on these general criteria, our peer group for considering 2021 compensation decisions, referred to as our 2021 peer group, as approved by the Compensation Committee, was comprised of the following 15 companies:
Alexion Pharmaceuticals, Inc.	Exelixis, Inc.	Regeneron Pharmaceuticals, Inc.
Alnylam Pharmaceuticals, Inc.	Incyte Corporation	Sage Therapeutics, Inc.
Biogen Inc.	Ionis Pharmaceuticals, Inc.	Sarepta Therapeutics, Inc.
BioMarin Pharmaceutical, Inc.	Jazz Pharmaceuticals plc	Seattle Genetics, Inc.
bluebird bio, Inc.	Neurocrine Bioscienes, Inc.	Vertex Pharmaceuticals Inc.
At the time the peer group was selected, BeiGene’s market capitalization was near the 70th percentile of the peers’ market capitalization for the most recently disclosed fiscal year.
We believe that the compensation practices of our 2021 peer group provided us with appropriate compensation benchmarks for evaluating the compensation of our named executive officers during 2021. Notwithstanding the similarities of the 2021 peer group to our Company, due to the nature of our business, we compete for executive talent with many public companies that are larger and more established than we are or that possess greater resources than we do, and with smaller private companies that may be able to offer greater equity compensation potential, as well as with prestigious academic and non-profit institutions. In 2021, the Compensation Committee generally positioned our officers’ total cash compensation, including base salaries and target annual incentives, at or below the 25th percentile, and equity incentive awards above the median, in order to link compensation more closely with corporate performance and the creation of shareholder value, as well as to recognize the Company’s above-median size relative to the peers.
In addition, the Compensation Committee may consider other criteria, including market factors, the experience level of the executive and the executive’s performance against company goals, in determining variations to this general target range.
For purposes of compensation in 2022, the Compensation Committee, with the advice of our compensation consultant, examined our 2021 peer group considering our continued growth throughout 2021, the stage of development of our research, clinical and commercial programs, and changes in our market capitalization. With reference to these and other key business metrics, companies whose market capitalization and/or whose number of employees that were at the low end, below, or significantly above our targeted range were removed and new companies were added to the peer group for 2022.
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Our peer group for 2022, referred to as our current peer group, as approved by the Compensation Committee, is comprised of the following 14 companies:
Alexion Pharmaceuticals, Inc.	Incyte Corporation	Regeneron Pharmaceuticals, Inc.
Alnylam Pharmaceuticals, Inc.	Ionis Pharmaceuticals, Inc.	Sarepta Therapeutics, Inc.
Biogen Inc.	Jazz Pharmaceuticals plc	Seagen Inc.
BioMarin Pharmaceutical, Inc.	Moderna, Inc.	Vertex Pharmaceuticals Inc.
Horizon Therapeutics Public Limited Company	Neurocrine Bioscienes, Inc.
Changes to the peer group include: three smaller companies (bluebird bio, Inc., Exelixis, Inc., and Sage Therapeutics, Inc.) were removed from the group, two larger companies (Horizon Therapeutics and Moderna, Inc.) were added, and Seattle Genetics Inc. changed its name to Seagen, Inc. These changes position BeiGene’s market capitalization around the 70th percentile of the peers’ market capitalization for the most recently disclosed fiscal year. There are not enough viable choices that meet the needed criteria to have a peer group where BeiGene’s market capitalization is at the market median.
In addition to our peer group of U.S. publicly traded companies, our human resources team also gathers information on compensation practices and benchmarks of biotechnology and pharmaceutical companies operating in China. While this information is more difficult to obtain than in the United States, we use this market data, where available, and information from our own recruiting experience, in an effort to ensure that our compensation and benefits programs in China remain competitive and help us to recruit, motivate and retain our China workforce more effectively.
Other Key Performance Factors in Determining Executive Compensation
As the biopharmaceutical industry is characterized by a very long product development cycle, including a lengthy research and development period and a rigorous approval phase involving clinical studies and governmental regulatory approval, many of the traditional benchmarking metrics alone, such as profit measures, may not be appropriate for a biopharmaceutical company such as our Company. Instead, the specific performance factors the Compensation Committee considers when determining the compensation of our named executive officers include:
•
new product launches and product sales revenues;

•
key research and development achievements;

•
initiation and progress of clinical trials for our medicines and drug candidates;

•
expansion of our commercialization, manufacturing and operational capabilities;

•
achievement of regulatory milestones;

•
establishment and maintenance of key strategic relationships and new business initiatives, including collaborations and financings; and

•
development of organizational capabilities and management of our growth.

These performance factors are considered by the Compensation Committee in connection with our annual performance reviews described below and are a critical component in the determination of annual cash and equity incentive awards for our executive officers.
Compensation Objectives and Philosophy
Our compensation programs are designed to attract, motivate, and retain qualified and talented executives, motivating them to achieve our business goals and rewarding them for superior short- and long-term performance. Our compensation programs are intended to reward the achievement of specified pre-determined quantitative and qualitative company performance goals and
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objectives and individual performance and to align the interests of our senior management team with those of our shareholders in order to attain our ultimate objective of increasing shareholder value.
The market for qualified and talented executives in the biopharmaceutical industry, particularly in oncology and in the locations where we operate, is highly competitive, and we compete for talent with many companies that have greater resources than we do. Globally, immuno-oncology is one of the most competitive fields where companies, large and small, compete for talent. In China, there are a limited number of highly qualified biopharmaceutical executives, and we compete with large multinational pharmaceutical companies and an increasing number of growing biotechnology companies for talent. For example, in China, there are several companies who in recent years have raised significant funds through public listings in the United States or Hong Kong markets, including JW Therapeutics, Antengene, Everest Medicines, Innocare, CStone, Hua Medicine, Innovent, Junshi and Zai Lab, and are using these funds to rapidly expand their workforce and clinical and/or commercial programs. Importantly, the “war for talent” in the Chinese biotech industry includes not only sourcing candidates from multinational and local companies already operating in China, but also Chinese PhD researchers and other candidates with world-class scientific and business experience from the U.S. and other countries, of which an estimated 2 million have returned to China in the six-year period ended in 2018, including an estimated 250,000 working in the life sciences industry (UBS Report: Shifting Asia, China’s Biotech Revolution, August 2018). In light of these factors, we believe that our compensation program is a critical factor in our ability to attract, motivate, and retain top talent in this exceedingly competitive environment and, in turn, to our ability to capitalize on our market opportunity and succeed as a company.
We may award annual merit-based increases in base salary based upon an assessment of each executive’s performance and the scope of his or her responsibilities, although we have generally kept executive officer salaries near or below the 25th percentile. We have a formal annual bonus plan with pre-established goals and weightings, which was designed to reward annual achievements based upon quantitative and qualitative company performance as well as individual performance. We awarded cash incentive payments to our named executive officers and the other members of our senior management team under our annual incentive program, which is described in more detail below.
We typically make equity grants to our executive officers upon commencement of their employment and annually following a review of company performance and their individual performance. Our pay philosophy for executive officers emphasizes equity compensation over cash to strengthen executive officers’ alignment with shareholders and ensure that pay delivery is connected to actual company performance. The mix of compensation components is designed to reward annual results as well as drive long-term company performance and create shareholder value.
Components of Compensation
Base Salary
We provide base salaries to our named executive officers to compensate them with a fair and competitive base level of compensation for services rendered during the year. The Compensation Committee typically determines the base salary for each executive based on the executive’s responsibilities, experience and, if applicable, the base salary level of the executive prior to joining our Company. In addition, the Compensation Committee reviews and considers the level of base salary paid by companies in our peer group for similar positions.
Merit-based increases in base salary for our executive officers, other than our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer, are determined by the Compensation Committee based upon a summary of the executive officer’s performance and a recommendation from our Chief Executive Officer.
Our Chief Executive Officer also provided a summary of performance for our President, Chief Operating Officer and General Manager of China, Chief Financial Officer, Global Head of Research and Development and Chief Medical Officer and a recommendation for their merit-based increase in base salary.
Any merit-based increase in base salary for our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer is determined by the Board of Directors and is based upon an assessment of performance by the Compensation Committee, input from the Board of Directors and a review of competitive benchmarking by the Compensation Committee.
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With respect to Mr. Oyler, our Chief Executive Officer, at the beginning of 2021, the Compensation Committee reviewed Mr. Oyler’s overall compensation, and upon the recommendation of the Compensation Committee and based on his accomplishments during 2020 and in comparison to the base salaries of chief executive officers in our 2021 peer group, the Board of Directors determined to increase his annual base salary from US$700,000 to US$740,000, which was at the 25th percentile of our 2021 peer group.
At the beginning of 2021, the Compensation Committee and/or the Board of Directors approved merit increases in base salary for each of our remaining named executive officers serving at that time, based upon the Company’s performance, each executive officer’s performance, and, in comparison to the base salaries of similar executive officers in our 2021 peer group. The table below sets forth the adjustments to base salary, in dollars and as a percentage, for each of our named executive officers serving at the time the decisions were made in February 2021:
	Base Salary
Name(1)	2020 (US$)	2021 (US$)	Increase (%)
John V. Oyler	700,000	740,000	5.7%
Xiaobin Wu	653,911(2)	701,637(2)	7.3%
Julia Wang	425,000	445,000	4.7%
Lai Wang	484,984(2)	526,228	8.5%
Jane Huang	445,000	460,000	3.4%

(1)
Howard Liang retired from the Company on June 30, 2021, and accordingly did not receive any base salary adjustment in 2021.

(2)
RMB salaries are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.155 in 2021 to determine percentage increase.

2021 Annual Non-Equity Incentive Program
In February 2021, the Compensation Committee approved our annual cash incentive program for 2021. Our bonus plan was based on pre-established, quantifiable objectives. We did not make any adjustments to our goals or payouts to reflect the difficulties presented by the COVID-19 pandemic.
For 2021, each of our named executive officers’ cash incentive award was based 75% on company goals and 25% on individual performance. The company performance metrics against which our executive officers are measured are clearly communicated, measurable, and consistently applied.
Potential payouts range from 0% to 162.5% of the target opportunity to align delivered pay with actual performance. The 162.5% maximum is calculated as follows: the corporate portion is weighted 75% with a maximum of 150% of target plus the individual portion is weighted 25% and capped at 200% of target. In addition, the Compensation Committee had the discretion under the 2021 annual cash incentive program to adjust downward any cash incentive award as it deemed appropriate.
In making its determination regarding awards under the 2021 annual cash incentive program, the Compensation Committee considered our success against our 2021 company target and stretch goals in funding the corporate portion. The 2021 company
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goals approved by the Compensation Committee, the relative target and maximum weightings assigned to each goal at the beginning of the year, and the actual achievement during the performance period as a percentage of our target company goals, were as follows:
2021 Annual Non-Equity Incentive Program
2021 Corporate Goals	2021 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2021 (as a % of target)
Research Innovation	Research Innovation Focus	15%	22.5%	22.5%
	Created patient value through scientific discovery and clinical differentiation, including through the following achievements: 1. Selected four clinical candidates which could become potential first-in-class; 2. Completed three IND enabling studies; 3. Improved upon several existing internal discovery platforms and expanded in-house research tools and capabilities; and 4. Established a portfolio of private company investments with innovative technologies to build our portfolio and pipeline.			(150)%
Clinical Development	World Leading Clinical Development	25%	37.5%	36%
	Continued to strive towards world leading clinical development, through the following achievements: 1. Completed enrollment in four pivotal studies; 2. Implemented new programs, technologies and initiatives to improve productivity across clinical development; 3. Pursued combination therapy development programs with tislelizumab, including entering into three external clinical collaborations; 4. Expanded clinical trial capabilities and geographic presence into three new countries; and 5. Published more than 25 clinical studies in scientific and medical journals.			(145)%
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2021 Corporate Goals	2021 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2021 (as a % of target)
China Leadership	China Commercial Leadership	30%	45%	36%

Strive to be a commercial leader in China, with progress in the following areas:
1.
Achieved annual total product sales of US$517 million in 2021, representing 78% annual growth;

2.
Obtained four new product approvals and four new indication approvals;

3.
Submitted five new applications to China NMPA for expanded indication approvals of tislelizumab;

4.
Implemented new pilot programs to optimize manufacturing process leading to potentially significant savings;

5.
Enhanced “science-driven” reputation, including increased presence at scientific and clinical symposia; and

6.
Expanded in-house biologics capacity to support growing clinical and commercial supply needs.

				(120)%
Global Leadership	Global Leadership, Access & Reputation	15%	22.5%	22.5%

Build a global reputation as an innovative oncology leader, with achievements in the following areas:
1.
Achieved annual total product sales of US$218 million for BRUKINSA®, representing 423% annual growth and exceeded new patient start targets for approved indications in BRUKINSA® in the United States;

2.
Received favorable NCCN Guidelines recommendations for BRUKINSA®;

3.
Obtained approvals for BRUKINSA® in targeted indications across several leading markets, including the United States and European Union;

4.
Entered into two strategic collaborations with Novartis to broaden global access of tislelizumab and potentially TIGIT; and

5.
Acquired a 42-acre parcel to develop a U.S. biologics manufacturing and clinical R&D campus in the United States.

				(150)%
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2021 Corporate Goals	2021 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2021 (as a % of target)
Broader Accessibility	Broader Accessibility	5%	7.5%	6.0%
	Build a strategic presence in designated New Market regions, with progress in the following areas: 1. Obtained approval of BRUKINSA® across ten new markets; 2. Built local teams in several new regions to support commercial launch of BRUKINSA®; 3. Established global product team structure allowing for enhanced commercial launch planning and lifecycle management; and 4. Acquired commercial rights to three in-licensed assets in New Market and/or APAC (ex-Japan) territories.			(120)%
Business Maturity	Business Maturity	10%	15%	15%

Working to build a more mature global business with progress in the following areas:
1.
Significant progress towards transitioning support to U.S. based independent registered public accounting firm;

2.
Successfully completed initial public offering on the STAR Market of the Shanghai Stock Exchange;

3.
Completed corporate white paper with ten-year strategic objectives of company and held training sessions to enhance understanding, planning and focus of strategic imperatives across leadership;

4.
Established strategy for global and regional branding, including adoption of new corporate logo; and

5.
Launched initiatives to support ESG and Diversity and Inclusion.

				(150)%
TOTAL		100%	150%	138%
				(138)%
The Compensation Committee determined actual achievement against the pre-defined company goals for 2021. Specifically, during 2021, we made significant progress on our business goals, including the events which are summarized above under “2021 Business Highlights.”
Based on our overall performance during 2021, the Compensation Committee determined that our corporate performance should be scored at 138% of target based on our Company’s extraordinary performance during the year.
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In determining each named executive officer’s 2021 annual cash bonus, the Compensation Committee also considered individual performance in addition to the Company’s performance.
Based on the recommendation of the Compensation Committee, the Board of Directors determined that for individual performance, Mr. Oyler achieved 138% of target, Dr. Wu achieved 138% of target, Ms. Julia Wang achieved 200% of target considering her significant contribution to the successful STAR listing and continued buildup of a global finance function, among others, Dr. Lai Wang achieved 138% of target, and Dr. Huang achieved 100% of target.
The table below shows the target award under our 2021 incentive program as a percentage of each named executive officer’s annual base salary in 2021, the target cash award opportunity in dollars for 2021 and the actual cash bonus payments made to our named executive officers for 2021 performance, which were paid in March 2022, as well as the actual bonus payment as a percentage of the target award opportunity.
Name	2021 Target Award (% of Base Salary)	2021 Target Award Opportunity (US$)	2021 Actual Bonus Payment (US$)	2021 Actual Bonus Payment (% of Target Award Opportunity)
John V. Oyler	90%(1)	666,000	919,080	138%
Xiaobin Wu	75%(2)	526,228(3)	726,194(3)	138%
Julia Wang	50%	222,500	341,538	154%
Dr. Lai Wang	50%	263,114(3)	363,097(3)	138%
Jane Huang	50%	230,000	295,550	129%
Howard Liang(4)	50%	222,500	—	—

(1)
John Oyler’s bonus incentive target was increased from 65% to 90% in 2021.

(2)
Xiaobin Wu’s bonus award opportunity was increased from 50% to 75% in 2021.

(3)
Bonus payment was calculated using 2021 RMB salary which was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.155 in 2021.

(4)
Howard Liang retired from the Company on June 30, 2021 and did not receive a bonus payment for performance year of 2021.

Equity Awards
Our equity award program is designed to:
•
reward demonstrated leadership and performance;

•
align our executive officers’ interests with those of our shareholders;

•
retain our executive officers through the term of the awards;

•
maintain competitive levels of executive compensation; and

•
motivate our executive officers for outstanding future performance.

The market for qualified and talented executives in the biopharmaceutical industry, particularly in oncology and in the locations where we operate, is highly competitive, and we compete for talent with many companies that have greater resources than we do. We believe equity compensation is a crucial component of the executive compensation packages we offer because it provides upside opportunity while directly aligning delivered pay with actual shareholder return.
Since 2018, our executive officers’ equity awards have been granted in the form of share options and time vested RSUs. We typically grant equity awards to each of our executive officers upon commencement of employment and annually in connection with our review of corporate and individual performance.
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All equity awards to our executive officers are approved by the Compensation Committee or, in the case of equity awards for our Chief Executive Officer, President, Chief Operating Officer and General Manager of China, and Chief Financial Officer, are reviewed and recommended by the Compensation Committee for approval by the Board of Directors. Other than equity awards to new hires, which are granted on the last business day of the month in which employees commence employment, equity awards are typically granted on the date of the annual general meeting of shareholders in June each year.
The size of equity awards varies among our executive officers based on their positions and annual performance assessments. In addition, the Compensation Committee reviews all components of the executive’s compensation to ensure that his or her total compensation is aligned with our objectives. All share options granted to our executives have an exercise price equal to the higher of 1/13 of the closing price of our ADSs on the date of grant or 1/13 of the average closing price of our ADSs for the five business days prior to the date of grant, and the recipient will not realize any value from his or her options unless our share price increases above the exercise price. Accordingly, this portion of our executive officers’ compensation is at risk and is directly aligned with shareholder value creation.
In addition, equity grants to our executive officers typically vest over four years, which we believe provides an incentive to our executives to add value to the Company over the long term and to remain with our Company. Typically, the share options we grant to our executives have a 10-year term and vest as to 25% of the shares on the first anniversary of the grant date and then in equal monthly installments thereafter until the fourth anniversary of such date.
Vesting of option grants to employees ceases upon termination of employment and exercise rights on vested options typically cease three months following termination of employment, except in the case of death or disability. Prior to the exercise of an option, the holder of a share option does not have any rights as a shareholder with respect to the shares subject to that option, including voting rights or the right to receive dividends or dividend equivalents. RSUs generally vest in equal annual installments over four years. As part of the ongoing review of our compensation strategy and practices, the Compensation Committee determines the appropriate mix of the type of equity awards, based in part on recommendations from our compensation consultant. The Compensation Committee believes that this deliberate mix of equity ensures that wealth creation remains tied to share performance (through share options) and promotes retention (through RSUs). The Compensation Committee may adjust the mix of award types or approve different award types as part of the Company’s overall compensation strategy. Awards made in connection with a new, extended or expanded employment relationship may involve a different mix of equity awards, depending on the Compensation Committee’s assessment of the total compensation package being offered.
In connection with the annual review of each executive officer’s performance, in June 2021, the Board of Directors and/or the Compensation Committee approved annual equity incentive awards for our named executive officers serving at that time.
The annual equity incentive awards granted in June 2021 to our named executive officers serving at that time are set forth in the table below:
	Option Award			RSU Award
Name(1)	Option Award (# Ordinary Shares)	Grant Date Fair Value (US$)	Exercise Price per ordinary shares (US$)	RSU Award (# Ordinary Shares)	Grant Date Fair Value (US$)	Total Grant Date Fair Value (US$)
John V. Oyler	906,906	11,249,988	26.53	146,250	3,749,738	14,999,725
Xiaobin Wu	483,678	5,999,929	26.53	78,000	1,999,860	7,999,789
Julia Wang	177,853	2,206,231	26.53	28,678	735,282	2,941,513
Lai Wang	332,527	4,124,931	26.53	53,625	1,374,904	5,499,835
Jane Huang	157,196	1,949,985	26.53	25,350	649,955	2,599,939

(1)
Howard Liang retired from the Company on June 30, 2021, and accordingly was not eligible to receive any equity incentive awards in June 2021.

The standard mix for our 2021 executive equity awards was 75% options and 25% RSUs, and the 2021 annual awards to John V. Oyler, Xiaobin Wu, Julia Wang, Lai Wang and Jane Huang were granted using this mix. For 2022 annual equity awards to John V. Oyler, the
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Board of Directors has approved a mix of 75% options and 25% RSUs, and the RSU grant is being submitted for shareholder approval in this Proxy Statement. The strong emphasis on options, which only deliver value if the share price increases, has a strong performance orientation and aligns the interests of our executive officers with our shareholders.
On February 26, 2021, we granted a performance based RSU award to Jane Huang in the amount of US$1,749,760, which vests in five installments upon achievement of specified performance conditions, including clinical development and/or regulatory milestones of certain indications of BRUKINSA in the US or Canada, which are reasonably likely to be achieved. All of the specified performance conditions were achieved by November 30, 2021 and the performance based RSU award was fully vested.
The equity awards granted to our named executive officers during 2021 and the grant date fair value of those awards determined in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 718, are shown in the 2021 Grants of Plan-Based Awards table below.
Benefits and Other Compensation
Other compensation to our executives consists primarily of broad-based benefits that we provide to all full-time employees (which may vary based on the location of employment), including health benefits (medical, dental and vision insurance), life and disability insurance, and retirement benefits.
In addition, our full-time employees in the People’s Republic of China (PRC), including some of our named executive officers, participate in a government mandated defined contribution plan, pursuant to which pension benefits, medical care, an employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that our PRC subsidiaries make contributions to the government for these benefits based on percentages of the employees’ salaries.
Our U.S. subsidiary maintains a 401(k) retirement plan for all of its full-time employees in the United States, including some of our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Pursuant to the 401(k) plan, participants will be able to elect to defer their current compensation by up to the statutorily prescribed annual limit (which was US$20,500 in 2021), with additional salary deferral amounts not to exceed US$6,500 available to participants beginning in the year they become 50 years of age. Our U.S. subsidiary matches dollar for dollar up to 4% of eligible compensation, which includes base salary and annual bonus.
Pursuant to the 2018 ESPP, our employees, including some of our named executive officers, have an opportunity to purchase our ordinary shares (including in the form of ADSs) at a discount on a U.S. tax-qualified basis through payroll deductions. The 2018 ESPP is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The purpose of the 2018 ESPP is to encourage our employees, including our named executive officers, to become our shareholders and better align their interests with those of our other shareholders. Our Chief Executive Officer is not eligible to participate in the 2018 ESPP because he owns more than 5% of our outstanding shares.
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our named executive officers, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes, as disclosed in this Proxy Statement. For example, we provide tax equalization and reimbursement for tax preparation services for some of our named executive officers due to the complexity of the international tax regime. In the future, we may provide perquisites or other personal benefits in limited circumstances. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.
Our named executive officers may be entitled to certain severance and/or change in control protections pursuant to their employment agreements, which are described below under “Employment Agreements with Our Named Executive Officers.” Our goal in providing severance and change in control benefits is to offer sufficient cash continuity protection such that our executives will focus their full time and attention on the requirements of the business rather than the potential implications for their respective position. We prefer to have certainty regarding the potential severance amounts payable to the named executive officers, rather than negotiating severance at the time that a named executive officer’s employment terminates.
2022 Compensation Actions
Base Salary
In February 2022, the Compensation Committee and/or the Board of Directors approved merit increases in base salary for most of our named executive officers serving at that time, based upon the Company’s and individual’s performance in 2021 and, in comparison
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to the base salary of similar executive officers in our 2022 peer group. The table below sets forth the adjustments to base salary, in dollars and as a percentage, for each of our named executive officers receiving an increase, with 2022 base salaries for most being near or below the 25th percentile of our current peer group for each of our named executive officers.
	Base Salary
Name	2021 (US$)	2022 (US$)	Increase (%)
John V. Oyler	740,000	800,000	8.1%
Xiaobin Wu	701,637(1)	760,000	8.3%
Julia Wang	445,000	560,000(2)	25.8%
Lai Wang	526,228(1)	575,000(1)	9.3%
Jane Huang(3)	460,000	470,000	2.2%

(1)
RMB salaries are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.155 in 2021.

(2)
Julia Wang was promoted to become our Chief Financial Officer in June 2021 and her new base salary for 2022 reflects the merit and promotional increase combined.

(3)
Jane Huang ceased to be an executive officer upon her resignation from the Company on April 3, 2022.

Annual Non-Equity Incentive Compensation
In February 2022, the Compensation Committee approved our annual cash incentive program for 2022, which is structured similarly to our 2021 annual cash incentive program described above, except that the 2022 target cash award opportunity for John V. Oyler has been increased to 100% of his base salary.
Equity Awards
On February 28, 2022, we granted a special equity award to Julia Wang, our Chief Financial Officer, in recognition of her extraordinary performance and her contribution to our achievements in 2021 and 2022 to date, including successfully raising US$3.4 billion in our Shanghai STAR Market offering and listing, which are summarized under 2021 and 2022 business highlights. Specifically, she was granted US$1 million in time-based RSUs with four-year annual vesting, which is consistent with the standard practice of our awards granted to on-going employees. The value of this RSU award was determined based on input from the compensation consultant and market benchmarking of her total compensation package. We plan to grant the regular annual equity awards to our Chief Financial Officer later in 2022, at the same time we plan to grant annual equity awards to the rest of our employees.
Compensation Policies and Practices
Delegation of Equity Granting to Our Chief Executive Officer and/or Chief Financial Officer
Currently, all of our employees, including our named executive officers, are eligible to participate in our Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”). All new full-time employees are granted share options and/or RSUs when they start employment and certain continuing employees are eligible for share option and/or RSU awards on an annual basis based on performance and upon promotions to positions of greater responsibility. The Compensation Committee has delegated to our Chief Executive Officer and/or our Chief Financial Officer, the authority to make equity awards under our 2016 Plan to new hires and in connection with promotions and with our annual incentive program, in each case other than to employees with a title of senior vice president or above or who are subject to Section 16 of the Exchange Act. The value of shares underlying share options and the value of RSUs either of them may grant to any one individual must be within a range based on job title specifically set by the Compensation Committee for these awards, and the aggregate number of shares underlying share options and the number of RSUs either of them may grant within a period must be within specified limits set by the Compensation Committee for these awards. The exercise price of share options is equal to the higher of 1/13 of the closing price of our ADSs on the Nasdaq on the date of grant and the average closing price of our ADSs over the five business days prior to the date of grant. With respect to share option awards and RSUs to new hires other than the employees with a title of senior vice president or above, our Chief Executive Officer and/or Chief
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Financial Officer are authorized to approve the award in connection with such hire and provide that the award is generally to be granted on the last trading day of the calendar month following the employee’s start date. With respect to share option and RSU awards made in connection with promotions other than of employees with a title of senior vice president or above, John V. Oyler or Julia Wang is authorized to approve the awards in connection with such promotion. We are required to maintain a list of share options and RSUs granted pursuant to this delegated authority and periodically report to the Compensation Committee such awards.
Share Ownership Guidelines
In February 2019, we adopted share ownership guidelines applicable to our non-employee directors and our executive officers, including our Chief Executive Officer, to further align the interests of the leadership of our Company with those of our shareholders. The share ownership guidelines are as follows: our Chief Executive Officer must hold equity worth at least six times his annual base salary; our President, Chief Operating Officer and General Manager of China must hold equity worth at least three times his annual base salary; each of our other executive officers must hold equity worth at least one times his or her base salary; and each of our non-employee directors must hold equity worth at least five times the annual board cash retainer. Covered individuals and newly appointed or elected persons have five years to achieve the ownership guideline.
Insider Trading Policy and Hedging Policy
Our insider trading policy expressly prohibits short sales by our named executive officers, directors and specified other employees. Unless such transaction has been approved by the insider trading compliance officer or the Audit Committee, our insider trading policy expressly prohibits derivative transactions of our shares by our named executive officers, directors and specified other employees, including purchases or sales of puts, calls or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities; or other hedging transactions with respect to the Company’s securities. In addition, our insider trading policy expressly prohibits our named executive officers, directors and specified other employees from using the Company’s securities as collateral in a margin account. No named executive officers, directors and specified other employees may pledge Company securities as collateral for a loan (or modify an existing pledge) unless the pledge has been approved by the insider trading compliance officer or the Audit Committee.
Rule 10b5-1 Plans
Our policy governing transactions in our securities by directors, officers and employees permits our directors, officers and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Under these trading plans, an individual relinquishes control over the transactions once the trading plan is put into place. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our Company.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
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COMPENSATION COMMITTEE REPORT
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based upon such review and discussion, the Compensation Committee recommended to the Board of Directors that such section be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 28, 2022.
THE COMPENSATION COMMITTEE
Qingqing Yi (Chairperson)
Timothy Chen
Ranjeev Krishana
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COMPENSATION TABLES
Summary Compensation Table
The following table presents information regarding the total compensation awarded to, earned by, and paid during the fiscal years ended December 31, 2021, 2020 and 2019, to each of our named executive officers.
Name and Principal Position	Year	Salary (US$)	Share Awards (US$)(1)	Option Awards (US$)(1)	Non-Equity Incentive Plan Compensation (US$)	All Other Compensation (US$)	Total
John V. Oyler, Founder, Chief Executive Officer and Chairman	2021	740,000	3,749,738	11,249,988	919,080(2)	89,740(8)	16,748,546
	2020	695,833	—	12,999,981	637,000(6)	76,516	14,409,330
	2019	675,000	—	10,999,967	544,050(7)	356,457	12,575,474
Xiaobin Wu, President, Chief Operating Officer and General Manager of China	2021	701,637(3)	1,999,860	5,999,929	726,194(2)(3)	211,600(3)(9)	9,639,220
	2020	606,896(4)	1,799,943	5,399,994	435,853(4)(6)	182,658(4)	8,425,344
	2019	581,957(5)	3,999,946	3,999,953	379,727(5)(7)	165,813(5)	9,127,396
Julia Wang, Chief Financial Officer	2021	445,000	735,282	2,206,231	341,538(2)	11,600(10)	3,739,651
Lai Wang, Global Head of Research and Development	2021	526,228(3)	1,374,904	4,124,931	363,097(2)(3)	65,711(3)(11)	6,454,871
Jane Huang, Former Chief Medical Officer, Hematology(12)	2021	460,000	2,399,715(13)	1,949,985	295,550(2)	12,525(14)	5,117,775
	2020	443,333	649,926	1,949,923	294,813(6)	11,400	3,349,395
	2019	435,000	579,887	2,319,972	262,088(7)	8,400	3,605,347
Howard Liang, Former Chief Financial Officer and Chief Strategy Officer(15)	2021	222,500	—	531,949(17)	—	11,600(16)	766,049
	2020	443,333	749,875	2,249,990	305,938	11,400	3,760,536
	2019	435,000	699,967	2,799,967	251,213(7)	8,400	4,194,547

(1)
Amounts represent the aggregate fair value on the grant date of options and RSUs granted to our named executive officers in 2021, 2020 and 2019, as applicable, computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2021. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(2)
Represents 2021 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2022.

(3)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.155 in 2021.

(4)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.145 in 2020.

(5)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1448 in 2019.

(6)
Represents 2020 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2021.

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(7)
Represents 2019 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2020.

(8)
Consists of US$18,119 in employer-paid health insurance premiums, US$43,787 attributable to the use of a company car, and US$27,834 in personal tax preparation services paid by the employer. These benefits are valuable for executive retention, particularly when base salary is below the 25th percentile of the peer group. Further, given the unique complexity of his international role, tax preparation services are necessary to ensure compliance.

(9)
Consists of US$13,772 in employer-paid health insurance premiums, US$196,924 attributable to an automobile and housing allowance and US$903.62 in tax advisory services. For executive retention, an automobile and housing allowance and tax advisory services are not uncommon in the market for the unique experience and expertise of an executive at this caliber.

(10)
Amount reflects matching contributions under our 401(k) plan in the amount of US$11,600.

(11)
Consists of US$14,610 in employer-paid health insurance premiums and US$51,101 attributable to an automobile allowance. An automobile allowance is not uncommon in the market for the unique experience and expertise of an executive at this caliber.

(12)
Jane Huang ceased to be an executive officer upon her resignation from the Company on April 3, 2022.

(13)
A total amount of US$2,399,715 includes the annual equity grant of US$649,955 plus the performance based RSU grant of US$1,749,760. Further, the grant date fair value of the performance based RSUs granted to Jane Huang in 2021, determined in accordance with FASB ASC Topic 718 based on the then-probable outcome of the performance conditions underlying such award. Assuming on the date of grant that the highest level of performance would be achieved, the grant date fair value of such performance based RSUs would be US$1,749,760.

(14)
Amount reflects matching contributions under our 401(k) plan in the amount of US$11,600 plus US$925 for a recognition award (US$500 for the award plus US$425 in taxes paid by the Company).

(15)
Howard Liang retired from the Company on June 30, 2021, so his prorated base salary is reflected in 2021.

(16)
Amount reflects matching contributions under our 401(k) plan in the amount of US$11,600.

(17)
Amount reflects accounting expense accrued as a result of four months of option vesting, during which time Dr. Liang served as a consultant for the Company.

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Grants of Plan-Based Awards
The following table presents information regarding grants of plan-based awards during the fiscal year ended December 31, 2021, to each of our named executive officers, except for Howard Liang, who retired from the Company on June 30, 2021, and did not receive any plan-based awards in 2021.
		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts under Equity Incentive Plan Awards	All Other Share Awards: Number of Shares or Units (#Ordinary Shares)(2)	All Other Option Awards: Number of Securities Underlying Options (#Ordinary Shares)(3)	Exercise or Base Price of Shares and Option Awards (US$/Share)(4)	Grant Date Fair Value of Share and Option Awards (US$)(5)
Name	Grant Date	Target (US$)	Maximum (US$)	Target (#Ordinary Shares)
John V. Oyler		666,000	1,082,250
	6/16/2021				146,250			3,749,738
	6/16/2021					906,906	26.53	11,249,988
Xiaobin Wu		526,228(6)	855,120(6)
	6/16/2021				78,000			1,999,860
	6/16/2021					483,678	26.53	5,999,929
Julia Wang		222,500	361,563
	6/16/2021				28,678			735,282
	6/16/2021					177,853	26.53	2,206,231
Lai Wang		263,114(6)	427,560(6)
	6/16/2021				53,625			1,374,904
	6/16/2021					332,527	26.53	4,124,931
Jane Huang		230,000	373,750
	2/26/2021			71,084(7)				1,749,760
	6/16/2021				25,350			649,955
	6/16/2021					157,196	26.53	1,949,985

(1)
Non-equity incentive plan awards consist of performance-based cash bonuses earned based upon achievement of pre-determined performance criteria during fiscal year 2021. The 2021 cash incentive bonus determinations are described in more detail above under the heading “Annual Non-Equity Incentive Program.” The Company’s bonus program does not have any threshold level.

(2)
RSUs are subject to the time-based vesting schedule established by the Board of Directors or the Compensation Committee, as applicable, as described in the footnotes to the Outstanding Equity Awards at December 31, 2021 table below.

(3)
Share options are subject to a time-based vesting schedule established by the Board of Directors or the Compensation Committee, as applicable, as described in the footnotes to the Outstanding Equity Awards at December 31, 2021 table below.

(4)
The exercise price of these share options is equal to the higher of  (a) 1/13 of the closing price of our ADSs on the Nasdaq on the grant date and (b) 1/13 of the average closing price of our ADSs over the five business days prior to the grant date.

(5)
Amounts represent the aggregate fair value on the grant date of option awards and RSUs granted to our named executive officers in 2021 computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition

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and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2021. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.
(6)
Bonus calculations utilize RMB salaries that are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.155 in 2021.

(7)
Represents a performance-based award for Jane Huang that was granted on February 26, 2021, and based upon achievements, became fully vested as of November 30, 2021, as all performance conditions had been met. For a description of the performance vesting conditions, see the description above under “— Components of Compensation — Equity Awards.” There were not threshold or maximum performance levels as the target level of achievement was equal to the maximum level of achievement.

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Outstanding Equity Awards at December 31, 2021
The following table summarizes, for each of our named executive officers, the number of ordinary shares underlying outstanding options and RSUs held as of December 31, 2021, except for Howard Liang, who retired from the Company on June 30, 2021, and as such had no outstanding awards as of December 31, 2021.
	Option Awards(1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(2)
John V. Oyler	7/19/2015	11,400,500	—	0.50	7/19/2025
	7/13/2016	2,047,500		2.84	11/15/2026
	6/30/2017	934,999	—	7.70	9/26/2027
	4/30/2018	913,549	83,252	13.04	4/29/2028
	4/30/2018					143,754(3)	2,995,944
	6/26/2018	1,146,132	163,956	12.34	6/25/2028
	6/26/2018					47,086(3)	981,308
	6/5/2019	1,370,590	822,692	9.23	6/4/2029
	6/17/2020	683,176	1,138,800	13.42	6/16/2030
	6/16/2021	—	906,906	26.53	6/15/2031
	6/16/2021					146,250	3,047,963
Xiaobin Wu	4/30/2018	561,834	204,763(4)	13.04	4/29/2028
	4/30/2018					459,979(5)	9,586,316
	6/5/2019	498,433	299,117	9.23	6/4/2029
	6/5/2019					216,736(3)	4,516,945
	6/17/2020	283,738	473,083	13.42	6/16/2030
	6/17/2020-					100,620(3)	2,096,998
	6/16/2021	—	483,678	26.53	6/15/2031
	6/16/2021					78,000	1,625,580
Julia Wang	6/30/2020	39,208	65,546	14.66
	6/30/2020					41,405	862,912
	6/16/2021	—	177,853	26.53
	6/16/2021					28,678	597,672
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	Option Awards(1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(2)
Lai Wang	7/13/2016	233,948	—	2.29	7/13/2026
	6/27/2017	999,999	—	3.49	6/26/2027
	6/26/2018	318,422	45,786	12.34	6/25/2028
	6/26/2018					13,104	273,097
	6/5/2019	348,764	209,521	9.23	6/4/2029
	6/5/2019					37,947	790,845
	6/17/2020	197,067	328,497	13.42	6/16/2030
	6/17/2020					69,875	1,456,249
	6/16/2021	—	332,527	26.53	6/15/2031
	6/16/2021					53,625	1,117,586
Jane Huang	9/2/2016	207,571	—	2.27	9/1/2026
	6/27/2017	850,460	—	3.49	6/26/2027
	6/26/2018	83,993	38,805	12.34	6/25/2028
	6/26/2018					11,141(3)	232,187
	6/5/2019	37,726	173,550	9.23	6/4/2029
	6/5/2019					31,434(3)	655,109
	6/17/2020	34,086	170,885	13.42	6/16/2030
	6/17/2020					36,335	757,249
	6/16/2021	—	157,196	26.53	6/15/2031
	6/16/2021					25,350	528,314

(1)
Unless otherwise set forth below, 25% of the ordinary shares subject to each option become exercisable on the first anniversary of the vesting commencement date, and the balance become exercisable in 36 successive equal monthly installments thereafter, subject to continued employment. The exercisability of each option will be accelerated upon a change in control and/or certain qualifying termination events.

(2)
Based on a price of US$20.84 per ordinary share, which was the closing price of the Company’s ADSs on the Nasdaq on December 31, 2021 of US$270.93, divided by 13 (i.e., on an as-converted to ordinary share basis).

(3)
25% of the ordinary shares subject to this RSU award vest on each anniversary of the vesting commencement date, subject to continued service. Unvested RSUs are subject to accelerated vesting upon a change in control and/or certain qualifying termination events.

(4)
20% of the ordinary shares subject to this option became exercisable on the first anniversary of the vesting commencement date, and the balance becomes exercisable in 48 successive equal monthly installments, subject to continued service. The exercisability of each option will be accelerated upon a change in control and/or certain qualifying termination events.

(5)
20% of the ordinary shares subject to this RSU award vest on each anniversary of the vesting commencement date, subject to continued service. Unvested RSUs are subject to accelerated vesting upon a change in control and/or certain qualifying termination events.

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Options Exercised and Shares Vested
The following table sets forth, for each of our named executive officers, information with respect to the exercise of share options and the vesting of restricted share awards or RSUs during the year ended December 31, 2021.
	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#Ordinary Shares)	Value Realized on Exercise (US$)(1)	Number of Shares Acquired on Vesting (#Ordinary Shares)	Value Realized on Vesting (US$)(2)
John V. Oyler	—	—	319,566	8,513,109
Xiaobin Wu	—	—	371,865	9,870,850
Julia Wang	—	—	13,793	364,125
Lai Wang	954,369	20,806,597	55,315	1,470,063
Jane Huang	526,500	9,353,553	110,032	2,891,811
Howard Liang(3)	4,567,368	94,608,931	45,994	1,234,069

(1)
Value realized on exercise of share option awards does not represent proceeds from any sale of any ordinary shares acquired upon exercise but, is determined by multiplying the number of shares acquired upon exercise by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq at each time of exercise.

(2)
The value realized on vesting is based on 1/13 of the closing market price per share of our ADSs on the Nasdaq on the vesting date, multiplied by the number of restricted shares or RSUs that vested.

(3)
Howard Liang retired from the Company on June 30, 2021.

Employment Agreements with Our Named Executive Officers
We have entered into employment agreements with each of our named executive officers.
Mr. John V. Oyler and our Company and certain of our subsidiaries entered into employment agreements on April 25, 2017, pursuant to which Mr. Oyler serves as our Chief Executive Officer. Mr. Oyler currently receives a base salary of US$800,000, which is subject to review and adjustment in accordance with our Company’s policy and subject to Board approval. Mr. Oyler’s base salary is allocated between the Company and certain of our subsidiaries. Mr. Oyler is eligible for an annual merit increase and an annual bonus, with a current target level of 100% of his base salary, based on performance as recommended by the Compensation Committee and determined by the Board of Directors.
Mr. Oyler’s employment agreements also provide for certain transportation and international travel benefits and tax preparation and equalization payments. His employment agreements have an initial three-year term and automatically renew for additional one-year terms unless either party provides written notice of nonrenewal. Mr. Oyler’s employment can be terminated by the Company at any time. Mr. Oyler may resign upon 60 days advance notice; so long as his resignation is not due to his employment with a competing business, he may receive payment in lieu of notice. Upon termination of Mr. Oyler’s employment for any reason, we will pay (i) accrued but unpaid base salary during the final payroll period of employment; (ii) unpaid vacation time; (iii) unpaid annual bonus from the previous calendar year; and (iv) any business expenses incurred, documented and substantiated but not yet reimbursed (collectively, the “Final Compensation”). If Mr. Oyler’s employment is terminated by us other than for “cause” (as defined in his employment agreements) or if Mr. Oyler terminates his employment for “good reason” (as defined in his employment agreements), Mr. Oyler is entitled to (i) the Final Compensation, (ii) a lump sum equal to the base salary divided by 12, then multiplied by the Severance Period (as defined below), (iii) the post-termination bonus calculated based on the target bonus for the year and the number of days passed through the date of termination, (iv) a US$20,000 one-time bonus and (v) acceleration by 20 months of the vesting of his initial equity
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award in 2015 and all of his awards granted commencing in 2017, when he signed his employment agreement (the “accelerated awards”). The “Severance Period” is 20 months; provided that if Mr. Oyler’s employment terminates during the 12-month period following a “change in control” (as defined in his employment agreements), then the Severance Period will be 24 months. His employment agreement provides that the unvested portion of his awards will immediately vest upon a “change in control.” Mr. Oyler’s employment agreements also prohibit him from engaging in certain competitive and solicitation activities during his employment and for 18 months after the termination of his employment.
Xiaobin Wu, Ph.D. and certain of our subsidiaries entered into employment agreements, effective as of April 30, 2018, as amended on March 1, 2020. Under the employment agreements, Dr. Wu currently receives a base salary of RMB 4,843,232 (US$760,000), subject to regular review and adjustment in accordance with our Company’s policy and subject to Board approval. Dr. Wu is eligible for an annual merit increase and an annual bonus, with a current target level of 75% of his base salary, based on performance as determined by the Compensation Committee. In addition, Dr. Wu’s employment agreements provide for reimbursement of tax advisory and preparation services and an annual allowance of RMB 950,000 to cover the leasing of an automobile and the costs of housing in the PRC.
In connection with the commencement of his employment, Dr. Wu received an initial option to purchase 766,599 ordinary shares vesting over five years. Dr. Wu also received an initial award of RSUs for 1,149,899 ordinary shares vesting in equal installments over five years. In addition, Dr. Wu is eligible to receive an annual grant of equity targeted at a minimum of US$1,000,000 each year, subject to vesting over five years, consisting of share options, RSUs or such other form of grant as provided to (and in the same proportion as) Mr. Oyler.
Dr. Wu’s employment has no specified term and can be terminated at will by either party. Dr. Wu’s employment may be terminated by the Company without “cause” (as defined in the employment agreements), and if so he would receive his base salary and health and dental insurance payments during an 18-month severance period and other benefits including acceleration of the vesting of his initial option grant and initial RSU award by 18 months (or full acceleration of the vesting of his initial option grant and initial RSU award and any subsequent option and RSU awards if such termination occurs within 12 months following a “change in control” (as defined in the employment agreements)), unless Dr. Wu breaches his confidentiality, non-competition or non-solicitation obligations. Dr. Wu may terminate his employment with “good reason” (as defined in the employment agreements) upon 30 days’ written notice received within 60 days of the occurrence of the event. If the Company does not cure the action identified in Dr. Wu’s notice, he is entitled to the same benefits as if the Company terminated his employment without cause, subject to his execution of a release of claims and unless he breaches his confidentiality, non-competition or non-solicitation obligations. To the fullest extent permitted by PRC law, the Company may also terminate Dr. Wu’s employment for cause in certain cases upon 30 days’ written notice. Dr. Wu may also terminate his employment without good reason upon 90 days’ written notice, in either case, in which case he would then only be entitled to receive certain accrued obligations.
Julia Wang and our Company entered into an offer letter on May 30, 2020 for the position of Senior Vice President, Enterprise Optimization and Deputy Chief Financial Officer. She has since been promoted to Chief Financial Officer on June 30, 2021. Ms. Wang currently receives a base salary of US$560,000, which is subject to review and adjustment in accordance with our Company’s policy and subject to Board approval. Ms. Wang’s is eligible for an annual merit increase and an annual bonus with a current target of 50% of her base salary, based on performance as determined by the Compensation Committee.
Ms. Wang was granted equity awards with an initial value of US$1,600,000 on the date of grant, consisting of 50% RSUs and 50% share options. The shares subject to the equity awards shall vest over four years, with 25% of the shares vesting on the first anniversary of the last day of the month in which her employment was started and (i) the remaining shares subject to the RSUs vesting in three equal annual installments measured from the initial vesting date and (ii) the remaining shares subject to the options vesting in 36 equal successive monthly installments upon her completion of each month of service over the three year period measured from the initial vesting date, in each case subject to Ms. Wang being employed with the Company or another BeiGene subsidiary on each such date.
Ms. Wang’s employment has no specified term and can be terminated at will by either party. Upon termination by the Company without cause, Ms. Wang would receive 12 months of base salary in effect as of the date of termination. In addition, the Company would cover 12 months of premiums for group health and dental benefits for COBRA.
Lai Wang, Ph.D. and our Company entered into a new employment agreement effective January 1, 2022 for the position of Global Head of Research and Development. Dr. Wang currently receives a base salary of RMB 3,664,287 (US$575,000), subject to regular
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review and adjustment in accordance with our Company’s policy and subject to Compensation Committee approval. Dr. Wang is also eligible for a merit bonus, in an amount at our discretion. Dr. Wang is eligible to participate in our employee benefit plans generally available to our employees based in China, subject to the terms of those plans. Dr. Wang is required to provide 30 days prior written notice in the case of resignation. In addition, Dr. Wang’s employment may be terminated for cause without notice and terminated without cause upon the occurrence of specified conditions with 30 days’ prior written notice. Where severance pay is mandated by law Dr. Wang may be entitled to such severance pay in the amount mandated by law when his employment is terminated.
Jane Huang, M.D. and our Company entered into an employment agreement on August 19, 2016, for the position of Chief Medical Officer, Hematology. On April 3, 2022, Dr. Huang resigned from the Company. Prior to her departure, she received a base salary of US$470,000 and had an annual bonus target that was 50% of her base salary. Dr. Huang’s employment had no specified term but could have been terminated at will by either party. Dr. Huang and the Company entered into a Consulting Agreement, pursuant to which she has agreed to provide consulting services to the Company from April 3, 2022 until November 14, 2022, and Dr. Huang’s outstanding options to purchase ordinary shares of the Company that were not vested and RSUs continued to vest according to their original vesting schedules through June 30, 2022. Additionally, the exercise period applicable to Dr. Huang’s options was extended to three months from her termination of service under the Consulting Agreement.
Howard Liang, Ph.D. and our Company entered into an employment agreement on July 13, 2015 for the position of Chief Financial Officer and Chief Strategy Officer. On June 30, 2021, Dr. Liang retired from the Company. Prior to his departure, he received a base salary of US$445,000 and had an annual bonus target that was 50% of his base salary. Dr. Liang’s employment had no specified term but could have been terminated at will by either party. Dr. Liang and the Company entered into a Consulting Agreement, pursuant to which, effective July 1, 2021, Dr. Liang provided consulting services to the Company for a period of four months, during which time Dr. Liang’s outstanding options to purchase ordinary shares of the Company that were not vested continued to vest. Additionally, the exercise period applicable to Dr. Liang’s options was extended to three months from his termination of service under the Consulting Agreement.
Estimated Payments and Benefits Upon Termination or Change of Control
The amount of compensation and benefits payable to each of our named executive officers who were employed on December 31, 2021, in various termination and change in control situations has been estimated in the tables below. The value of the equity vesting acceleration was calculated in each of the tables below based on the assumption that the change in control and executive’s employment termination occurred on December 31, 2021, the last business day of the fiscal year ended December 31, 2021. The closing price of the Company’s ADSs on the Nasdaq as of December 31, 2021, the last trading day of 2021, was US$270.93. A price of US$20.84 per ordinary share, which was the ADS closing price divided by 13 (i.e., on an as converted to ordinary share basis), was used as the value of the Company’s ordinary shares in the change in control or the employment termination calculations. The value of the option vesting acceleration was calculated by multiplying the number of unvested option shares subject to vesting acceleration as of December 31, 2021, by the difference between the closing price of the Company’s ordinary shares as of December 31, 2021, and the exercise price for such unvested option shares. The value of restricted share or RSU vesting acceleration was calculated by multiplying the number of unvested RSUs subject to vesting acceleration as of December 31, 2021, by the closing price of the Company’s ordinary shares as of December 31, 2021.
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Executive Compensation
Mr. John V. Oyler
The following table describes the potential payments and benefits upon employment termination or change of control for Mr. Oyler, our Founder, Chief Executive Officer and Chairman, as if his employment terminated as of December 31, 2021, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Change in Control (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)
Compensation:
Base salary	1,233,333(1)	—	1,480,000(7)
Cash incentive bonus	686,000(2)	—	686,000(2)
Share options unvested and accelerated	17,229,338(3)	20,048,191(5)	20,048,191(5)
RSU awards unvested and accelerated	5,500,963(4)	7,025,215(6)	7,025,215(6)
Total	24,649,634	27,073,406	29,239,406

(1)
Amount represents a lump sum payment equal to 20 months of Mr. Oyler’s 2021 base salary.

(2)
Amount represents Mr. Oyler’s 2021 target bonus plus a US$20,000 one-time bonus.

(3)
Value attributable to an additional 20 months of vesting of Mr. Oyler’s then unvested options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(4)
Value attributable to an additional 20 months of vesting of Mr. Oyler’s then unvested RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(5)
Value attributable to the acceleration of 100% of Mr. Oyler’s then unvested options upon a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(6)
Value attributable to the acceleration of 100% of Mr. Oyler’s then unvested RSUs upon a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(7)
Amount represents a lump sum payment equal to 24 months of Mr. Oyler’s 2021 base salary.

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Executive Compensation
Dr. Xiaobin Wu
The following table describes the potential payments and benefits upon employment termination or change of control for Dr. Wu, our President, Chief Operating Officer and General Manager of China, as if his employment terminated as of December 31, 2021, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)
Compensation:
Base salary	1,052,456(1)	1,052,456(1)
Cash incentive bonus	—	—
Share options unvested and accelerated	4,267,418(2)	11,251,727(5)
RSU awards unvested and accelerated	9,586,316(3)	17,825,839(6)
Healthcare benefits	20,658(4)	20,658(4)
Total	14,929,848	30,150,680

(1)
Amount represents 18 months of Dr. Wu’s 2021 base salary continuation using an average exchange rate for RMB of ¥1.00 =US$0.155 USD in 2021.

(2)
Value attributable to an additional 18 months of vesting of Dr. Wu’s then unvested initial options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(3)
Value attributable to an additional 18 months of vesting of Dr. Wu’s then unvested initial RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(4)
Payment of the health and dental insurance premiums for Dr. Wu until the earlier of  (a) 18 months following the date of termination, or (b) the end of his health continuation period.

(5)
Value attributable to the acceleration of 100% of Dr. Wu’s then unvested options upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(6)
Value attributable to the acceleration of 100% of Dr. Wu’s then unvested restricted share units upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

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Executive Compensation
Julia Wang
The following table describes the potential payments and benefits upon employment termination or change of control for Julia Wang, Chief Financial Officer, as if her employment terminated as of December 31, 2021, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)
Compensation:
Base salary	445,000(1)	445,000(1)
Cash incentive bonus	—	—
Share options unvested and accelerated	160,947(2)	445,162(4)
RSU awards unvested and accelerated	287,457(3)	1,460,584(5)
Healthcare benefits	774.67(6)	774.67(6)
Total	894,178.67	2,351,520.67

(1)
Amount represents 12 months of Ms. Wang’s 2021 base salary continuation.

(2)
Value attributable to an additional 12 months of vesting of Ms. Wang’s then unvested initial options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(3)
Value attributable to an additional 12 months of vesting of Ms. Wang’s then unvested initial RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(4)
Value attributable to the acceleration of 100% of Ms. Wang’s then unvested options upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(5)
Value attributable to the acceleration of 100% of Ms. Wang’s then unvested restricted share units upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(6)
Amount reflects continuation of dental coverage for 12 months.

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Executive Compensation
Dr. Lai Wang
Dr. Lai Wang serves as our Global Head of Research and Development since April 2021. Under the PRC employment law, he will not be entitled to any termination payment if he voluntarily resigns from the Company. Dr. Wang would be entitled to receive a cash payment of RMB416,240 (approximately US$64,517, calculated using the annual average exchange rate for RMB of  ¥1.00=US$0.155 in 2021) if the Company unilaterally terminated his employment in accordance with the PRC employment law as of December 31, 2021, the last business day of the fiscal year.
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Executive Compensation
Dr. Jane Huang
The following table describes the potential payments and benefits upon employment termination for Dr. Jane Huang, our former Chief Medical Officer, Hematology, as if her employment terminated as of December 31, 2021, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)
Compensation:
Base salary	460,000(1)	460,000(1)
Cash incentive bonus	—	—
Share options unvested and accelerated	—	3,613,480(2)
RSU awards unvested and accelerated	—	2,172,859(3)
Healthcare benefits	22,149(4)	22,149(4)
Total	482,149	6,268,488

(1)
Amount represents 12 months of Dr. Huang’s 2021 base salary continuation.

(2)
Value attributable to the acceleration of 100% of Dr. Huang’s then unvested options upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(3)
Value attributable to the acceleration of 100% of Dr. Huang’s then unvested RSUs upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2021.

(4)
Payment of the COBRA health and dental insurance premiums for Dr. Huang until the earlier of  (a) 12 months following the date of termination, or (b) the end of her COBRA health continuation period.

On April 3, 2022, Dr. Jane Huang resigned from the Company. She did not receive any severance or other post-termination payments in connection with her departure. Dr. Huang and the Company entered into a Consulting Agreement, pursuant to which, effective April 3, 2022, Dr. Huang has agreed to provide consulting services to the Company until November 14, 2022, and Dr. Huang’s outstanding options to purchase ordinary shares of the Company that were not vested and RSUs continued to vest according to their original vesting schedules through June 30, 2022. Additionally, the exercise period applicable to Dr. Huang’s options was extended to three months from her termination of service under the Consulting Agreement.
Dr. Howard Liang
On June 30, 2021, Dr. Howard Liang, our Chief Financial Officer and Chief Strategy Officer retired from the Company. He did not receive any severance or other post-termination payments in connection with his departure. Dr. Liang and the Company entered into a Consulting Agreement, pursuant to which, effective July 1, 2021, Dr. Liang provided consulting services to the Company for a period of four months, during which time Dr. Liang’s outstanding options to purchase ordinary shares of the Company that were not vested continued to vest. Additionally, the exercise period applicable to Dr. Liang’s options was extended to three months from his termination of service under the Consulting Agreement.
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Executive Compensation
CEO Pay Ratio
Under rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our Chief Executive Officer (the “CEO Pay Ratio”). The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.
Measurement Date
We identified the median employee using our employee population on November 1, 2021 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis).
Consistently Applied Compensation Measure
Under the relevant rules, we are required to identify the median employee by use of a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total direct compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee as of November 1, 2021: (1) annual base pay, (2) annual target cash incentive opportunity, and (3) the grant date fair value for equity awards granted in 2021. In identifying the median employee, we converted compensation amounts paid in foreign currencies based on the applicable year-to-date average exchange rate as of November 1, 2021 and annualized the compensation values of individuals that joined our Company during 2021. We did not exclude workers in non-U.S. countries and did not make any cost-of-living adjustments.
Methodology and Pay Ratio
After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual target total direct compensation in accordance with the requirements of the Summary Compensation Table.
Our median employee compensation in 2021 as calculated using Summary Compensation Table requirements was US$73,420. Our Chief Executive Officer’s compensation in 2021 as reported in the Summary Compensation Table was US$16,748,546. Therefore, our CEO Pay Ratio for 2021 is approximately 228:1.
This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with the SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Compensation Committee nor management of the Company used the CEO Pay Ratio measure in making compensation decisions.
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Executive Compensation
Equity Compensation Plan Information
The following table contains information about our equity compensation plans as of December 31, 2021.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#Ordinary Shares)	Weighted-average Exercise Price of Outstanding Option, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (#Ordinary Shares)
Equity compensation plans approved by security holders	89,641,851(1)	US$	9.27	56,081,485(2)
Equity compensation plans not approved by security holders	18,646,020(3)	US$	0.54	9,344,659(4)
Total	108,287,871		—	65,426,144

(1)
Reflects shares to be issued pursuant to outstanding awards under the 2016 Plan.

(2)
As of December 31, 2021, 50,886,939 ordinary shares were available for grant under the 2016 Plan and 5,194,546 ordinary shares were available for grant under the Second Amended and Restated 2018 Employee Share Purchase Plan (the “2018 ESPP”). As of December 31, 2021, 5,194,546 ordinary shares remained available for issuance under the 2018 ESPP and the number of shares issuable with respect to the then current offering period which ended February 28, 2022 was not determinable until the end of the period. In March/April 2022, 667,160 ordinary shares were issued under the 2018 ESPP for the offering period ended on February 28, 2022. The number of ordinary shares reserved for issuance under the 2016 Plan will be increased from time to time by the number of ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of any award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, expire or otherwise terminated (other than by exercise) under the 2011 Plan and 2016 Plan, subject to specified conditions. Proposal 16 of this Proxy Statement seeks shareholder approval of the Amendment No. 2 to the 2016 Plan to increase the number of authorized shares available for issuance by 66,300,000 ordinary shares.

(3)
Reflects (i) 2,908,297 ordinary shares to be issued pursuant to outstanding options under our 2011 Plan, (ii) 537,056 ordinary shares to be issued pursuant to outstanding options and RSUs under our 2018 Inducement Plan, and (iii) 15,200,667 ordinary shares to be issued pursuant to outstanding options granted outside of our equity incentive plans prior to our initial public offering on Nasdaq.

(4)
As of December 31, 2021, 9,344,659 ordinary shares were available for grant under the 2018 Inducement Plan. See Note 16 (Share-Based Compensation Expense) to our financial statements as included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2021 for additional information on our 2018 Inducement Plan. Subject to and conditioned upon the effectiveness of Amendment No. 2 to the 2016 Plan, the 2018 Inducement Plan shall be terminated to the effect that no new equity awards shall be granted under such plan but the outstanding equity awards under such plan shall continue to vest and/or be exercisable.

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Director Compensation
The Board of Directors has adopted an independent director compensation policy that is part of a total compensation package that is designed to enable us to attract and retain, on a long-term basis, high caliber independent directors. On February 17, 2022, upon recommendation of the Compensation Committee, the Board of Directors approved amendments to the Company’s independent director compensation policy (the “Amended Independent Director Compensation Policy”). Under the Amended Independent Director Compensation Policy, all independent directors, as defined under Nasdaq listing rules, are paid cash compensation as set forth below, including an annual cash retainer of US$60,000, which is same as the existing annual retainer adopted in April 2021, and additional fees for service as a member or chair of each committee of the Board of Directors on which they serve, in each case, as noted below, each of which are paid quarterly. The changes for the cash retainers for committee chairs are effective commencing April 1, 2022.
Annual Retainer (US$)
Board of Directors:
All independent directors	60,000
Audit Committee:
Chairperson (inclusive of fee as a committee member)	25,000(1)
Non-Chairperson members	12,500
Compensation Committee:
Chairperson (inclusive of fee as a committee member)	20,000(1)
Non-Chairperson members	10,000
Nominating and Corporate Governance Committee:
Chairperson (inclusive of fee as a committee member)	15,000(1)
Non-Chairperson members	7,500
Commercial and Medical Affairs Advisory Committee:
Chairperson (inclusive of fee as a committee member)	18,000(2)
Non-Chairperson members	9,000
Scientific Advisory Committee:
Chairperson (inclusive of fee as a committee member)	18,000(2)
Non-Chairperson members	9,000

(1)
Increased by US$2,500 from 2021.

(2)
Increased by US$1,500 from 2021.

Consistent with the current policy, under the Amended Independent Director Compensation Policy, each independent director, as defined under Nasdaq listing rules, is granted equity awards valued at US$400,000 in connection with their initial election or appointment to the Board of Directors, pro-rated for the portion of the year served leading up to the first anniversary of the last annual meeting of shareholders, and annual equity awards valued at US$400,000 on the date of each annual meeting of shareholders. Each of the awards will consist of 50% share options and 50% RSUs; provided, however, that to the extent that a grant of RSUs is subject to shareholder approval pursuant to applicable listing rules (as is currently the case under the HK Listing Rules), (i) the initial grant shall consist of 100% share options and (ii) the annual grant shall include RSUs only upon shareholder approval and, in the absence of such shareholder approval, the annual grant shall consist of 100% share options. As under the current policy, the equity awards will vest in full on the earlier of the first anniversary of date of grant or the date of the next annual general meeting, and in full
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Director Compensation
upon death, disability or the occurrence of specified events in connection with a change of control of the Company. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, directors generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director. The options have an exercise price equal to the greater of  (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days immediately preceding the date of grant, in each case as determined in reference to the closing price of the Company’s ADSs on the NASDAQ. The equity awards are granted under the 2016 Plan and form of award agreement thereunder. In addition, under the terms of the 2016 Plan, the value of all equity awards and other cash compensation paid to each independent director for their service as an independent director may not exceed US$1,000,000 in any calendar year (except in a director’s first year of service). We also reimburse all reasonable out-of-pocket expenses incurred by independent directors in attending board and committee meetings.
The Compensation Committee has adopted share ownership guidelines applicable to our non-employee directors, the terms of which are described above under “Share Ownership Guidelines.”
Director Compensation — 2021
The following table sets forth a summary of the compensation we paid to our directors during 2021. Other than as set forth in the table, in 2021, we did not pay any compensation, make any equity awards or non-equity awards or pay any other compensation to the members of the Board of Directors named in the table. Mr. Oyler, our Founder, Chief Executive Officer and Chairman, receives no compensation for his service as a director and, consequently, his compensation is not included in this table but is presented above in “Summary Compensation Table”.
•
Dr. Xiaodong Wang, our Co-Founder and Chair of our Scientific Advisory Board, also receives no compensation for his service as a director but receives compensation as a consultant, which is reflected in the table below. Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. For example, during 2021, Dr. Wang:

•
Provided strategic advice to our senior management team in the significant expansion of our global operations and commercial portfolio as well as other business goals;

•
Provided strategic consultation on key regulatory filings;

•
Attended meetings of our research team and provided strategic direction on critical projects that help advance our discovery efforts and new product pipeline;

•
Was a key contributor in the development of the BeiGene Bio-island Innovation Center (BIC) in Guangzhou, China to support scientists and entrepreneurs in accelerating the development of medical innovation;

•
Provided strategic direction to the plans to develop a new commercial-stage manufacturing and clinical R&D campus in Hopewell, New Jersey;

•
Supported our senior management team in other business development opportunities and our collaborations as noted in the 2021 Business Highlights section; and

•
Attended various investor meetings, serving as the Company’s key spokesperson on research and product pipeline.

We believe that Dr. Wang’s stature in the Chinese scientific and biotechnology communities provides us with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development and the Chinese market are highly valuable to our Company, and his compensation is set to be in line with his major contributions to our Company that go far beyond his responsibilities and time commitment as a non-employee director.
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Director Compensation
Name(1)	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)(2)	Option Awards (US$)(2)	All Other Compensation (US$)	Total (US$)
Timothy Chen	75,500	199,992	199,990	—	475,482
Donald W. Glazer	70,000	199,992	199,990	—	469,982
Michael Goller	73,000	199,992	199,990	—	472,982
Anthony C. Hooper	92,000	199,992	199,990	—	491,982
Ranjeev Krishana	75,500	199,992	199,990	—	475,482
Thomas Malley	88,625	199,992	199,990	—	488,607
Corsee Sanders	92,025	199,992	199,990	—	492,007
Jing-Shyh (Sam) Su	72,250	199,992	199,990	—	472,232
Xiaodong Wang(3)	—	—	—	4,249,924	4,249,924
Qingqing Yi	83,625	199,992	199,990	—	483,607

(1)
The total number of ordinary shares subject to options outstanding as of December 31, 2021 for each of the independent directors was: Mr. Chen: 399,838, Mr. Glazer: 344,916, Mr. Goller: 344,916, Mr. Hooper: 84,851, Mr. Krishana: 344,916, Mr. Malley: 867,664, Dr. Sanders: 44,980, Mr. Su: 190,775 and Mr. Yi: 344,916. As of December 31, 2021, the number of ordinary shares subject to outstanding RSUs for each of the independent directors was 7,800.

(2)
Amounts represent the aggregate grant date fair value, including any incremental fair value, of options and RSUs granted to our directors in 2021 computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2021. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the directors.

(3)
Dr. Wang did not receive any compensation as a director. The compensation received by Dr. Wang as a consultant during 2021 consisted of (i) US$100,000 in consulting fees, (ii) US$150,000 as a performance-based cash bonus for 2021 paid in 2022, (iii) an option to purchase 241,839 ordinary shares with a grant date fair value of US$2,999,964, and (iv) an award of RSUs for 39,000 ordinary shares with a grant date fair value of US$999,960. As of December 31, 2021, the total number of ordinary shares subject to options held by Dr. Wang was 9,748,050 and subject to unvested RSUs held by Dr. Wang was 62,543 shares. See “Certain Relationships and Related-Party Transactions” for additional information.

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Hong Kong Regulatory Information
DISCLOSURE OF INTERESTS
Directors and Chief Executive
As of April 1, 2022 (the “Latest Practicable Date”), the following directors and the chief executive of the Company were interested, or were deemed or taken to be interested in the following short positions in the ordinary shares, underlying ordinary shares and debentures of the Company or any of its associated corporations (within the meaning of Part XV of the SFO) which were required to (a) be notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; or (b) pursuant to section 352 of the SFO, to be entered in the register referred to therein; or (c) pursuant to the Model Code for Securities Transactions by directors or any other insider dealing policies adopted by the Company (“Model Code”) to be notified to the Company and the HKEx. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Director	Nature of interest	Number of ordinary shares	Approximate percentage of holding (1)
John V. Oyler	Beneficial owner	23,348,966(2)	1.75%
	Settlor of a trust / Beneficiary of a trust	10,000,000(3)	0.75%
	Settlor of a trust / Interest of a minor child	102,188(4)	0.01%
	Settlor of a trust / Beneficiary of a trust	7,727,927(5)	0.58%
	Settlor of a trust / Beneficiary of a trust	29,439,115(6)	2.21%
	Settlor of a trust	510,941(7)	0.04%
	Interest of a minor child	545,597(8)	0.04%
	Other	1,584,167(9)	0.12%
Xiaodong Wang	Beneficial owner	15,471,305(10)	1.16%
	Interest of a minor child	172,372(11)	0.01%
	Interest in controlled corporation	4,253,998(12)	0.32%
	Other	1,127,542(13)	0.08%
	Interest of spouse	50(14)	0.000004%
Timothy Chen	Beneficial owner	407,638(15)	0.03%
Margaret Dugan	Beneficial owner	22,581(16)	0.002%
Donald W. Glazer	Beneficial owner	3,099,445(17)	0.23%
Michael Goller	Person having a security interest in shares	361,998(18)	0.03%
Anthony C. Hooper	Beneficial owner	92,651(19)	0.01%
Ranjeev Krishana	Person having a security interest in shares	361,998(20)	0.03%
Thomas Malley	Beneficial owner	1,274,746(21)	0.10%
Alessandro Riva	Beneficial owner	22,581(22)	0.002%
Corazon (Corsee) D. Sanders	Beneficial owner	52,780(23)	0.004%
Qingqing Yi	Beneficial owner	352,716(24)	0.03%
Notes:
(1)
The calculation is based on the total number of 1,334,805,269 ordinary shares in issue as of Latest Practicable Date, which included ordinary shares issued to the Depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

(2)
Includes (1) 1,399,809 ordinary shares held by Mr. Oyler, (2) Mr. Oyler’s entitlement to receive up to 21,612,062 ordinary shares pursuant to the

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Hong Kong Regulatory Information
exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (3) Mr. Oyler’s entitlement to restricted share units equivalent to 337,095 ordinary shares, subject to vesting conditions.
(3)
These ordinary shares are held in a Roth IRA PENSCO trust account for the benefit of Mr. Oyler.

(4)
These ordinary shares are held by The John Oyler Legacy Trust for the benefit of Mr. Oyler’s minor child, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(5)
These ordinary shares are held by a grantor retained annuity trust for the benefit of Mr. Oyler, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(6)
These ordinary shares are held by Oyler Investment LLC, the interest of which is 99% owned by a grantor retained annuity trust for the benefit of Mr. Oyler, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(7)
These ordinary shares are held by The Oyler Family Legacy Trust for the benefit of Mr. Oyler’s family members, of which Mr. Oyler ‘s father is a trustee and Mr. Oyler is the settlor.

(8)
Mr. Oyler made a gift of 545,597 ordinary shares to a trust. These ordinary shares are held by a trust, the beneficiaries of which include Mr. Oyler’s minor child and others, in which Mr. Oyler is deemed to be interested for the purpose of the SFO.

(9)
These ordinary shares are held by a private foundation of which Mr. Oyler and the other(s) serve as directors, in which Mr. Oyler is deemed to be interested for the purpose of the SFO.

(10)
Includes (1) 5,660,698 ordinary shares held by Dr. Wang, (2) Dr. Wang’s entitlement to receive up to 9,748,058 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (3) Dr. Wang’s entitlement to restricted share units equivalent to 62,549 ordinary shares, subject to vesting conditions.

(11)
These ordinary shares are held in a Uniform Transfers to Minors Act account for Dr. Wang’s minor child, in which Dr. Wang is deemed to be interested for the purposes of the SFO.

(12)
These ordinary shares are held by Wang Investment LLC, the interest of which is 99% owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee and Dr. Wang is the Settlor.

(13)
These Ordinary shares are held by a family trust which Dr. Wang’s family members are beneficiaries, in which Dr. Wang is deemed to be interested for the purpose of the SFO.

(14)
These ordinary shares are held by Dr. Wang’s spouse, in which Dr. Wang is deemed to be interested for the purposes of the SFO.

(15)
Includes (1) Mr. Chen’s entitlement to receive up to 399,838 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (2) Mr. Chen’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(16)
Includes Dr. Dugan’s entitlement to receive up to 22,581 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options

(17)
Includes (1) 2,746,729 ordinary shares held by Mr. Glazer; (2) Mr. Glazer’s entitlement to receive up to 344,916 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (3) Mr. Glazer’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(18)
Includes (1) 9,282 ordinary shares held by Mr. Goller; (2) Mr. Goller’s entitlement to receive up to 344,916 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (3) Mr. Goller’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(19)
Includes (1) Mr. Hooper’s entitlement to receive up to 84,851 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options.; and (2) Mr. Hooper’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(20)
Includes (1) 9,282 ordinary shares held by Mr. Krishana;(2) Mr. Krishana’s entitlement to receive up to 344,916 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (3) Mr. Krishana’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(21)
Includes (1) 399,282 ordinary shares held by Mr. Malley;(2) Mr. Malley’s entitlement to receive up to 867,664 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options; and (3) Mr. Malley’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(22)
Includes Dr. Riva’s entitlement to receive up to 22,581 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options.

(23)
Includes (1) Dr. Sanders’ entitlement to receive up to 44,980 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options and (2) Dr. Sanders’ entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

(24)
Includes (1) Mr. Yi’s entitlement to receive up to 344,916 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options; and (2) Mr. Yi’s entitlement to restricted share units equivalent to 7,800 ordinary shares, subject to vesting conditions.

158 :: BeiGene 2022 Proxy Statement

Hong Kong Regulatory Information
Except as disclosed above, as of the Latest Practicable Date, none of the directors and the chief executive of the Company had any interests or short positions in any ordinary shares, underlying ordinary shares and debentures of the Company or any of its associated corporations (within the meaning of Part XV of the SFO) which were required (a) to be notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; or (b) pursuant to section 352 of the SFO, to be entered in the register referred to therein; or (c) pursuant to the Model Code to be notified to the Company and the HKEx.
Substantial Shareholders
As of the Latest Practicable Date, so far as the directors are aware, the following persons (other than the directors or chief executive of the Company) have an interest or short position in the shares or underlying shares which are required to be disclosed to the Company and the HKEx under the provisions of Divisions 2 and 3 of Part XV of the SFO, as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Shareholder	Capacity / Nature of interest	Number of ordinary shares / underlying shares	Approximate percentage of holding(1)
Amgen Inc.	Beneficial owner	246,269,426	18.45%
Julian C. Baker(2)	Beneficial owner / Interest in controlled corporations / Person having a security interest in shares	152,875,363	11.45%
Felix J. Baker(2)	Beneficial owner / Interest in controlled corporations / Person having a security interest in shares	152,875,363	11.45%
Baker Bros. Advisors (GP) LLC(2)	Investment manager / Other	152,419,703	11.42%
Baker Bros. Advisors LP(2)	Investment manager / Other	152,419,703	11.42%
Baker Brothers Life Sciences Capital, L.P.(2)	Interest in controlled corporations / Other	139,823,423	10.48%
Hillhouse Capital Advisors, Ltd.(3)	Investment manager	133,587,655	10.01%
Gaoling Fund, L.P.(3)	Beneficial owner	129,433,059	9.70%
The Capital Group Companies, Inc.(4)	Interest in controlled corporations	106,958,925	8.01%
Notes:
(1)
The calculation is based on the total number of 1,334,805,269 ordinary shares in issue as of the Latest Practicable Date, which included ordinary shares issued to the Depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

(2)
Julian C. Baker and Felix J. Baker are the managing members of Baker Bros. Advisors (GP) LLC. Baker Bros. Advisors (GP) LLC is the general partner of Baker Bros. Advisors LP (“BBA”). BBA is the manager for securities held by 667, L.P. and Baker Brothers Life Sciences, L.P. Also, Baker Brothers Life Sciences Capital, L.P. is the general partner of Baker Brothers Life Sciences, L.P. (the “Funds”). Unlisted derivatives include stock options and restricted stock received as compensation by two BBA employees (Michael Goller and Ranjeev Krishana) for their service on the Board of Directors of BeiGene, Ltd. and are controlled by BBA, with the Funds entitled to the pecuniary interest.

According to the corporate substantial shareholder notice for the date of relevant event of December 15, 2021 submitted by Baker Brothers Life Sciences Capital, L.P. to HKEx on December 15, 2021, 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P. directly. For the purposes of the SFO, Julian C. Baker, Felix J. Baker, Baker Bros. Advisors (GP) LLC and BBA are deemed to be interested in the 11,152,058 ordinary shares held by 667, L.P. and the 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P., and 723,996 ordinary shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest. In addition, for the purposes of the SFO, Baker Brothers Life Sciences Capital, L.P. is deemed to be interested in the 140,543,649 ordinary shares held by Baker Brothers Life Sciences, L.P., and 723,996 ordinary shares which unlisted derivatives are controlled by BBA, with the Funds entitled to the pecuniary interest.
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Outside the Funds, each of Julian C. Baker and Felix J. Baker further interests in (in the form of ADSs) 270,868 Shares personally and 151,004 ordinary shares through FBB3 LLC, a controlled corporation.
(3)
(i) 133,587,655 ordinary shares are held by Gaoling Fund, L.P. and YHG Investment, L.P.; and (ii) 13,447,603 ordinary shares are held by Hillhouse BGN Holdings Limited. Hillhouse Capital Advisors, Ltd. acts as the sole general partner of YHG Investment, L.P. and the sole management company of Gaoling Fund, L.P. Hillhouse Capital Management, Ltd. is the sole management company of Hillhouse Fund II, L.P., which owns Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Capital Advisors, Ltd. is deemed to be interested in the 133,587,655 ordinary shares held by Gaoling Fund, L.P. and YHG Investment, L.P. and Hillhouse Capital Management, Ltd. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Fund II, L.P. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited.

(4)
(i) 13,112,463 ordinary shares are held by Capital International, Inc.; (ii) 628,966 ordinary shares held by Capital International Limited; (iii) 2,112,024 ordinary shares are held by Capital International Sarl; and (iv) 86,161,42 ordinary shares are held by Capital Research and Management Company; and (v) 2,048,579 ordinary shares are held by Capital Group Private Client Services, Inc.

Capital Group International, Inc. is wholly owned by Capital Research and Management Company. Capital International, Inc., Capital International Limited, Capital International Sarl and Capital Group Private Client Services, Inc. are wholly owned by Capital Group International, Inc. Capital Bank and Trust Company is wholly owned by The Capital Group Companies, Inc. For the purposes of the SFO, Capital Research and Management Company and Capital Group International, Inc. are deemed to be interested in the 17,902,032 ordinary shares held by Capital International, Inc., Capital International Limited, Capital International Sarl, and Capital Group Private Client Services, Inc..
Capital Research and Management Company is wholly owned by The Capital Group Companies Inc. For the purposes of the SFO, The Capital Group Companies Inc. is deemed to be interested in the 106,958,925 ordinary shares held by Capital Research and Management Company directly and indirectly.
Except as disclosed above, according to the register kept by the Company under Section 336 of the SFO, there was no other person who had a substantial interest or short position in the ordinary shares or underlying ordinary shares as of the Latest Practicable Date.
DIRECTORS’ SERVICE CONTRACTS
Mr. John V. Oyler and the Company and certain of our subsidiaries entered into employment agreements on April 25, 2017, pursuant to which Mr. Oyler serves as our Chief Executive Officer. Mr. Oyler currently receives a base salary of US$800,000, which is subject to review and adjustment in accordance with the Company’s policy. Mr. Oyler’s base salary is allocated between the Company and certain of our subsidiaries. Mr. Oyler is eligible for an annual cash merit bonus, with a current target level of 100% of his base salary, based on performance as recommended by the Compensation Committee and determined by the Board of Directors. Mr. Oyler’s employment agreements also provide for certain transportation and international travel benefits and tax preparation and equalization payments. His employment agreements have an initial three-year term and automatically renew for additional one-year terms unless either party provides written notice of nonrenewal. Mr. Oyler’s employment can be terminated by the Company at any time. Mr. Oyler may resign upon 60 days advance notice; so long as his resignation is not due to his employment with a competing business, he may receive payment in lieu of notice. Upon termination of Mr. Oyler’s employment for any reason, we will pay (i) accrued but unpaid base salary during the final payroll period of employment; (ii) unpaid vacation time; (iii) unpaid annual bonus from the previous calendar year; and (iv) any business expenses incurred, documented and substantiated but not yet reimbursed (collectively, the “Final Compensation”). If Mr. Oyler’s employment is terminated by us other than for “cause” (as defined in his employment agreements) or if Mr. Oyler terminates his employment for “good reason” (as defined in his employment agreements), Mr. Oyler is entitled to (i) the Final Compensation, (ii) a lump sum equal to the base salary divided by 12, then multiplied by the Severance Period (as defined below), (iii) the post -termination bonus calculated based on the target bonus for the year and the number of days passed through the date of termination, (iv) a US$20,000 one-time bonus and (v) acceleration by 20 months of the vesting of his initial equity award in 2015 and all of his awards granted commencing in 2017, when he signed his employment agreement (the “accelerated awards”). The “Severance Period” is 20 months; provided that if Mr. Oyler’s employment terminates during the 12-month period following a “change in control” (as defined in his employment agreements), then the Severance Period will be 24 months. His employment agreement provides that unvested portion of his accelerated awards will immediately vest upon a “change in control.” Mr. Oyler’s employment agreements also prohibit Mr. Oyler from engaging in certain competitive and solicitation activities during his employment and for 18 months after the termination of his employment.
Except as disclosed above, as of the Latest Practicable Date, none of the directors had entered, or was proposing to enter, into any service contract with the Company which is not terminable within one year without payment of compensation other than statutory compensation.
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Hong Kong Regulatory Information
COMPETING INTERESTS
As of the Latest Practicable Date, none of the directors or their respective close associates is or was interested in any business apart from the Company’s business that competes or competed or is or was likely to compete, either directly or indirectly, with the Company’s business.
From time to time our non-executive and independent non-executive directors may serve on the boards of both private and public companies within the broader healthcare and biotechnology industries, including companies whose products may directly or indirectly compete with ours. However, as these non -executive directors are neither our controlling shareholders nor members of our executive management team, we do not believe that their interests in such companies as directors would render us incapable of carrying on our business independently from the other companies in which they may hold directorships from time to time.
DIRECTORS’ INTERESTS IN CONTRACTS OR ARRANGEMENTS
Except as disclosed in the sections headed “Directors’ Service Contracts”, “Connected Transaction”, “Related Party Transaction” and Note 27 to the consolidated financial statements contained in the Company’s 2021 Annual Report filed with the HKEx, as of the Latest Practicable Date, there is no contract or arrangement subsisting in which any of the directors is materially interested and which is significant in relation to the business of the Company.
DIRECTORS’ INTERESTS IN ASSETS
None of the directors had any direct or indirect interest in any assets which had been acquired or disposed of or leased to the Company or proposed to be so acquired, disposed of or leased since December 31, 2021, being the date to which the latest published audited accounts of the Company were made, and up through the Latest Practicable Date.
EXPERT AND CONSENT
The following is the qualification of the expert who has given opinions or advice which are contained in this Proxy Statement.
Name	Qualification
Anglo Chinese Corporate Finance, Limited	A corporation licensed to conduct Type 1 (dealing in securities), Type 4 (advising on securities), Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the SFO
Anglo Chinese Corporate Finance, Limited has given and has not withdrawn its written consent to the issue of this Proxy Statement with the inclusion herein of its letter and report (as the case may be) and references to its name, in the form and context in which it appears.
As of the Latest Practicable Date. Anglo Chinese Corporate Finance, Limited:
(a)
did not have any shareholding in the Company or its subsidiaries or any right (whether legally enforceable or not) to subscribe for or to nominate persons to subscribe for any ordinary shares, convertible securities, warrants, options or derivatives which carry voting rights in the Company or its subsidiaries; or

(b)
did not have any interest, either directly or indirectly, in any assets which have been, since the date to which the latest published audited financial statements of the Company were made (i.e. December 31, 2021), acquired or disposed of by or leased to or are proposed to be acquired or disposed of by or leased to the Company.

MATERIAL ADVERSE CHANGE
As of the Latest Practicable Date. the directors were not aware of any circumstances or events that may give rise to a material adverse change in the financial or trading position of the Company since December 31, 2021, being the date of which the latest audited financial statements of the Company were made.
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Hong Kong Regulatory Information
DOCUMENTS AVAILABLE ON DISPLAY
Copies of the below documents will be available on display for at least 14 days from the date of this Proxy Statement on the HKEx’s website (www.hkexnews.hk) and on the Company’s website (www.beigene.com):
(a)
the 2016 Plan;

(b)
the letters from the Independent Board Committees set out on pages 52 to 61 of this Proxy Statement;

(c)
a letter of advice from the Independent Financial Adviser, the text of which is set out on pages 62 to 82 of this Proxy Statement; and

(d)
the written consent from Anglo Chinese Corporate Finance, Limited referred to in paragraph 6 of this section of this Proxy Statement

MISCELLANEOUS
In the event of inconsistency, the English text of this Proxy Statement and the accompanying form of proxy shall prevail over their respective Chinese text.
162 :: BeiGene 2022 Proxy Statement

Forward-looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements in the shareholder letter. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including BeiGene’s ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene’s ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeiGene’s ability to obtain and maintain protection of intellectual property for its medicines and technology; BeiGene’s reliance on third parties to conduct drug development, manufacturing and other services; BeiGene’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products and its ability to obtain additional funding for operations and to complete the development and commercialization of its drug candidates and achieve and maintain profitability; the impact of the COVID-19 pandemic on BeiGene’s clinical development, regulatory, manufacturing, commercial, and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent annual report on Form 10-K as well as discussions of potential risks, uncertainties, and other important factors in BeiGene’s subsequent filings with the SEC, HKEx and SSE. All information in this Proxy Statement is as of the date of this Proxy Statement, and BeiGene undertakes no duty to update such information unless required by law.

Delivery of Proxy Materials
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and/or our Annual Report prepared according to the HK Listing Rules (the “HK Annual Report”), including audited consolidated financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K and our HK Annual Report for the fiscal year ended December 31, 2021 are available from the Company without charge upon written request of a shareholder. Exhibits to our Annual Report on Form 10-K will be provided upon written request and payment of an appropriate processing fee. Copies of our Annual Report on Form 10-K and this Proxy Statement are also available online through the SEC at www.sec.gov, the HKEx at www.hkexnews.hk, the SSE at www.sse.com.cn and on our website at www.beigene.com under “Investors — Nasdaq investors”, “— HKEX investors” and “— SSE investors.” Copies of our HK Annual Report are also available online through the HKEx at www.hkexnews.hk and on our website at www.beigene.com under “Investors — HKEX investors.” Copies of our SSE Annual Report are also available online through the SSE at www.sse.com.cn and on our website at www.beigene.com under “Investors — SSE investors.” The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement, by delivering a single set of proxy materials to an address shared by two or more Company shareholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder at a shared address to which a single copy of the proxy materials was delivered. If you hold ordinary shares as a record shareholder and prefer to receive separate copies of proxy materials either now or in the future, please contact the Company’s investor relations department at BeiGene, Ltd., c/o BeiGene USA, Inc., 55 Cambridge Parkway, Suite 700W, Cambridge, MA 02142, +1 857-302-5189. If you hold ordinary shares in the form of ADSs through the Depositary or hold ordinary shares through a brokerage firm or bank and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.
EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.
BeiGene 2022 Proxy Statement :: 163

Appendix A
AMENDMENT NO. 2
TO
BEIGENE, LTD. SECOND AMENDED AND RESTATED
2016 SHARE OPTION AND EQUITY PLAN
This Amendment No. 2 (“Amendment No. 2”) to the BeiGene, Ltd. Second Amended and Restated 2016 Share Option and Equity Plan (the “Plan”) is effective as of the date this Amendment No. 2 is approved by the shareholders of BeiGene, Ltd., a Cayman Islands exempted company incorporated with limited liability (the “Company”), as specified below.
Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:
“(a)   Shares Issuable.   The maximum number of Shares that have been reserved and available for issuance under the Plan shall be 283,323,7721 Shares, of which 114,354,0182 Shares are reserved and remain available for issuance (representing approximately 8.6%3 (or less) of the issued share capital of the Company as of June 22, 2022, being the effective date of the approval of Amendment No. 2 to the second amended and restated Plan by the shareholders (the “Amended Effective Date”)). For purposes of this limitation, the Shares underlying any awards granted under this Plan or the Company’s 2011 Option Plan (including any grants made prior to the Amended Effective Date) that are forfeited, canceled, held back upon exercise of an Option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan, provided that (i) the Shares reserved and available for issuance under the Plan and the Company’s 2018 Inducement Equity Plan (as amended and restated) shall not exceed 133,480,5264 Shares as of the Amended Effective Date, being 10% of the issued share capital of the Company as of the Amended Effective Date, (ii) if the Company cancels an Option and issues a new Option to the same Grantee, the issue of such new Option shall be made only to the extent that Shares are reserved and available for issuance excluding the cancelled Option and (iii) notwithstanding the foregoing, no Shares underlying any Options granted under this Plan or the Company’s 2011 Option Plan (including any grants made prior to the Amended Effective Date) shall be added back to the Shares available for issuance under the Plan unless such Options have lapsed or otherwise been terminated in accordance with the terms of the Plan or the 2011 Option Plan. In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.”
Except as provided above, the Plan shall remain in full force and effect without modification.
DATE APPROVED BY BOARD OF DIRECTORS: April 17, 2022
DATE APPROVED BY SHAREHOLDERS:

1
This is the maximum number of Shares reserved and available for issuance (including Shares issuable upon exercise or vesting of outstanding Awards) as authorized under the Plan pursuant to the terms of the Plan in effect as of March 31, 2022, plus 66,300,000 Shares.

2
This is the number of Shares reserved and available for issuance as of March 31, 2022 that are not subject to outstanding Awards, plus 66,300,000 Shares.

3
Calculated based on the number of Shares outstanding as of March 31, 2022.

4
Calculated based on the number of Shares outstanding as of March 31, 2022.

A-1 :: BeiGene 2022 Proxy Statement

Appendix B
BEIGENE, LTD.
SECOND AMENDED AND RESTATED
2016 SHARE OPTION AND INCENTIVE PLAN
SECTION 1.   GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the BeiGene, Ltd. Second Amended and Restated 2016 Share Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of BeiGene, Ltd. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
“ADSs” means American depositary shares. Each ADS represents 13 Shares.
“ASC 718” means Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Non-Qualified Share Options, Share Appreciation Rights, Restricted Share Units, Restricted Share Awards, Unrestricted Share Awards and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
“Dividend Equivalent Right” means an Award entitling the Grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the Grantee.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Shares on any given date means the fair market value of the Shares determined in good faith by the Administrator; provided, however, that if the ADSs are admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Grantee” is a recipient of an Award under this Plan.
BeiGene 2022 Proxy Statement :: B-1

Appendix B
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Share Option” means any Share Option that is not an incentive share option.
“Option” or “Share Option” means any option to purchase Shares granted pursuant to Section 5.
“Restricted Shares” means the Shares underlying a Restricted Share Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Share Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Share Units” means an Award of share units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding Shares immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding Shares or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Shares of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by the Company’s shareholders, per Share pursuant to a Sale Event.
“Shares” means the ordinary shares, par value US$0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Share Appreciation Right” means an Award entitling the recipient to receive Shares having a value equal to the excess of the Fair Market Value of the Shares on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.
“Unrestricted Share Award” means an Award of Shares free of any restrictions.
SECTION 2.   ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)   Administration of Plan.   The Plan shall be administered by the Administrator.
(b)   Powers of Administrator.   The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)   to select the individuals to whom Awards may from time to time be granted;
(ii)   to determine the time or times of grant, and the extent, if any, of Non-Qualified Share Options, Share Appreciation Rights, Restricted Share Awards, Restricted Share Units, Unrestricted Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more Grantees;
(iii)   to determine the number of Shares to be covered by any Award;
(iv)   to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Grantees, and to approve the forms of Award Certificates;
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(v)   to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the Grantee’s death, disability, retirement or termination of employment, or a change in control (including a Sale Event);
(vi)   subject to the provisions of Section 5(c), to extend at any time the period in which Share Options may be exercised; and
(vii)   at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan Grantees.
To the extent required under the rules of any securities exchange or market system on which the Shares are listed, amendments to the terms of Share Options granted under the Plan shall be subject to approval by the Company’ shareholders entitled to vote at a meeting of shareholders.
(c)   Delegation of Authority to Grant Awards.   Subject to applicable law, the Administrator, in its discretion, may delegate to the chairman of the Compensation Committee of the Board of Directors of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting of Section 16 of the Exchange Act. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer and/or Chief Financial Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting of Section 16 of the Exchange Act. Any such delegation by the Administrator shall include a limitation as to the number of Shares underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the criteria for exercisability or vesting. The Administrator may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan
(d)   Award Certificate.   Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)   Indemnification.   Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles of association or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)   Foreign Award Recipients.   Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a); and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Act or any other United States securities law, the Code, or any other United States governing statute or law.
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SECTION 3.   SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)   Shares Issuable.   The maximum number of Shares that have been reserved and available for issuance under the Plan shall be 159,823,772 Shares, of which 58,199,433 Shares are reserved and remain available for issuance (representing approximately 7.5% (or less) of the issued share capital of the Company as of December 7, 2018, being the effective date of the approval of this second amended and restated Plan by the shareholders (the “Amended Effective Date”)). For purposes of this limitation, the Shares underlying any awards granted under this Plan or the Company’s 2011 Option Plan (including any grants made prior to the Amended Effective Date) that are forfeited, canceled, held back upon exercise of an Option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan, provided that (i) the Shares reserved and available for issuance under the Plan, the Company’s 2018 Inducement Equity Plan (as amended and restated) and the Company’s 2018 Employee Share Purchase Plan (as amended and restated) shall not exceed 77,236,318 Shares as of the Amended Effective Date, being 10% of the issued share capital of the Company as of the Amended Effective Date, (ii) where the Company cancels an Option and issues a new Option to the same Grantee, the issue of such new Option shall be made only to the extent that there are Shares reserved and available for issuance excluding the cancelled Option and (iii) notwithstanding the foregoing, no Shares underlying any Share Options granted under this Plan or the Company’s 2011 Option Plan (including any grants made prior to the Amended Effective Date) shall be added back to the Shares available for issuance under the Plan unless such Share Options have lapsed or otherwise been terminated in accordance with the terms of the Plan. In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.
(b)   Maximum Awards to Independent, Non-Employee Directors.   Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any independent, Non-Employee Director in any calendar year shall not exceed US$1 million, provided that such limit shall not apply to the initial awards awarded under this Plan and all other cash compensation paid by the Company to any new independent, Non-Employee Director in the first calendar year of such director joining the Board of Directors. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
(c)   Maximum Individual Limit.   Unless approved by the Company’s shareholders in general meeting, the total number of Shares issued and to be issued upon the exercise of Share Options granted and to be granted under the Plan and any other plan of the Company to a Grantee within any 12-month period shall not exceed 1% of the Shares in issue at the date of any grant.
(d)   Changes in Shares.   Subject to Section 3(e), if, as a result of any reorganization, recapitalization, reclassification, share dividend, share split, reverse share split or other similar change in the Company’s share capital, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Restricted Share Award, and (iv) the exercise price for each Share subject to any then outstanding Share Options and Share Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Share Options and Share Appreciation Rights) as to which such Share Options and Share Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of Shares subject to outstanding Awards (other than with respect to Share Options) and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional Shares.
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(e)   Mergers and Other Transactions.   In the case of and subject to the consummation of a Sale Event, the parties may cause the assumption or continuation of Awards previously granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or its parent, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted under this Plan shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Share Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the achievement of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the Grantees holding Options and Share Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of Shares subject to outstanding Options and Share Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Share Appreciation Rights; or (ii) each Grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Share Appreciation Rights (to the extent then exercisable) held by such Grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the Grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested Shares under such Awards.
SECTION 4.   ELIGIBILITY
Grantees under the Plan will be such full- or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.
SECTION 5.   SHARE OPTIONS
(a)   Award of Share Options.   The Administrator may grant Share Options under the Plan. Any Share Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Share Options granted under the Plan are Non-Qualified Share Options.
Share Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Share Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)   Exercise Price.   The exercise price per Share covered by a Share Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than the higher of: (i) the Fair Market Value of a Share on the date of grant; and (ii) the average Fair Market Value of the Shares for the five business days immediately preceding the day of grant.
(c)   Option Term.   The term of each Share Option shall be fixed by the Administrator, but no Share Option shall be exercisable more than ten years after the date the Share Option is granted. Any Share Option granted but not exercised by the end of its option term will automatically lapse and be cancelled.
(d)   Exercisability; Rights of a Shareholder.   Share Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrators may determine at the time of grant any minimum period(s) for which a Share Option must be held and/or any minimum performance target(s) that must be achieved, before the Share Option can be exercised in whole or in part, and may include at the discretion of the Administrators such other terms either on a case by case basis or generally. The Administrator may at any time accelerate the exercisability of all or any portion of any Share Option. An optionee shall have the rights of a shareholder only as to Shares acquired upon the exercise of a Share Option and not as to unexercised Share Options. Accordingly, an optionee shall not have any voting rights, or rights to
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participate in any dividends or distributions (including those arising on a liquidation of the Company) declared or recommended or resolved to be paid to the shareholders on the register of members of the Company on a date prior to the name of such optionee being registered on such register.
(e)   Method of Exercise. Share Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the option award certificate:
(i)   In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)   Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe (“attestation method”)) of Shares that are not then subject to restrictions under any Company plan. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;
(iii)   By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)   If permitted by the Administrator, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the Shares to be purchased pursuant to the exercise of a Share Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Share Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the option award certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Share Option shall be net of the number of attested Shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Share Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Share Options may be permitted through the use of such an automated system.
SECTION 6.   SHARE APPRECIATION RIGHTS
(a)   Award of Share Appreciation Rights.   The Administrator may grant Share Appreciation Rights under the Plan. A Share Appreciation Right is an Award entitling the recipient to receive Shares having a value equal to the excess of the Fair Market Value of a Share on the date of exercise over the exercise price of the Share Appreciation Right multiplied by the number of Shares with respect to which the Share Appreciation Right shall have been exercised.
(b)   Exercise Price of Share Appreciation Rights.   The exercise price of a Share Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Shares on the date of grant in the case of any grant to a Grantee who is subject to U.S. income tax.
(c)   Grant and Exercise of Share Appreciation Rights.   Share Appreciation Rights may be granted by the Administrator independently of any Share Option granted pursuant to Section 5 of the Plan.
(d)   Terms and Conditions of Share Appreciation Rights.   Share Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator at the time of the grant. Such terms and conditions may differ among individual Awards and Grantees. The term of a Share Appreciation Right may not exceed ten years.
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SECTION 7.   RESTRICTED SHARE AWARDS
(a)   Nature of Restricted Share Awards.   The Administrator may grant Restricted Share Awards under the Plan. A Restricted Share Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Grantees.
(b)   Rights as a Shareholder.   Upon the grant of a Restricted Share Award and payment of the purchase price, if any, subject to the restrictions and conditions set forth in the award certificate, a Grantee shall have all the rights of a shareholder with respect to Restricted Shares, including the voting of the Restricted Shares and receipt of dividends; provided that cash dividends, shares and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Share Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Shares with respect to which such cash, shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d), and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d), and the Grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)   Restrictions.   Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Restricted Share Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, if a Grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such Grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such Grantee or such Grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and after the reacquisition shall cease to represent any ownership of the Company by the Grantee or rights of the Grantee as a shareholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a Grantee shall surrender such certificates to the Company upon request without consideration.
(d)   Vesting of Restricted Shares.   The Administrator at the time of grant shall specify the date or dates and/or the performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the achievement of such performance goals, objectives and other conditions, the shares as to which the Company’s right of repurchase or forfeiture has lapsed shall no longer be Restricted Shares and shall be deemed “vested.”
SECTION 8.   RESTRICTED SHARE UNITS
(a)   Nature of Restricted Share Units.   The Administrator may grant Restricted Share Units under the Plan. A Restricted Share Unit is an Award of share units that may be settled in Shares upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives, subject to compliance to Section 457A of the Code (if applicable). The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and Grantees. At the end of the vesting period, the Restricted Share Units, to the extent vested, shall be settled in the form of Shares.
(b)   Rights as a Shareholder.   A Grantee shall have the rights as a shareholder only as to Shares acquired by the Grantee upon settlement of Restricted Share Units; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the share units underlying his Restricted Share Units, subject to the provisions of Section 10 and such terms and conditions as the Administrator may determine. Cash dividends, shares and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Share Unit that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the
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Restricted Share Units with respect to which such cash, share or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.
(c)   Termination.   Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, a Grantee’s right in all Restricted Share Units that have not vested shall automatically terminate upon the Grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 9.   UNRESTRICTED SHARE AWARDS
Grant or Sale of Unrestricted Shares.   The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Share Award under the Plan. An Unrestricted Share Award is an Award pursuant to which the Grantee may receive Shares free of any restrictions under the Plan. Unrestricted Share Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such Grantee.
SECTION 10.   DIVIDEND EQUIVALENT RIGHTS
(a)   Dividend Equivalent Rights.   The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the Grantee to receive credits based on cash dividends that would have been paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such Shares had been issued to the Grantee. A Dividend Equivalent Right may be granted to any Grantee as a component of an award of Restricted Share Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right shall be paid currently. Dividend Equivalent Rights may be settled in cash or Shares or a combination of cash and Shares. A Dividend Equivalent Right granted as a component of an Award of Restricted Share Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)   Termination.   Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15, in writing after the Award is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the Grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 11.   TRANSFERABILITY OF AWARDS
(a)   Transferability.   Except as provided in Section 11(b), during a Grantee’s lifetime, his or her Awards shall be exercisable only by the Grantee, or by the grantee’s legal representative or guardian in the event of the Grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation of this Section 11(a) shall be null and void.
(b)   Administrator Action.   Notwithstanding Section 11(a), the Administrator, in its discretion, may permit either in the Award Certificate for a given Award or by subsequent written approval the Grantee to transfer Non-Qualified Share Options to the Grantee’s immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a Grantee for value.
(c)   Family Member.   For purposes of Section 11(b), “family member” shall mean a Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the Grantee), a trust in which these persons (or the Grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than 50 percent of the voting interests.
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(d)   Designation of Beneficiary.   To the extent permitted by the Company, each Grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee’s estate.
SECTION 12.   TAX WITHHOLDING
(a)   Payment by Grantee.   Each Grantee shall, no later than the date as of which the value of an Award or of any Shares or cash received under the Award first becomes includable in the gross income of the Grantee for income, employment or other tax purposes, pay to the Company or a Subsidiary, or make arrangements satisfactory to the Administrator regarding payment of, any taxes of any kind required by law to be withheld by the Company or a Subsidiary with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. The Company’s obligation to deliver evidence of book entry (or share certificates) to any Grantee is subject to and conditioned on tax withholding obligations being satisfied by the Grantee.
(b)   Payment in Shares.   Subject to approval by the Administrator, a Grantee may elect to have the Company’s or Subsidiary’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld Shares shall be determined in the same manner as the value of the Shares includible in income of the Grantees.
SECTION 13.   TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)   Termination of Employment.   If the Grantee’s employer ceases to be a Subsidiary, the Grantee shall be deemed to have terminated employment for purposes of the Plan.
(b)   For purposes of the Plan, the following events shall not be deemed a termination of employment:
(i)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or
(ii)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 14.   AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior shareholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Share Options or Share Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Share Options or Share Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Shares are listed, Plan amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 14 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(d) or 3(e).
In the event that the Plan is terminated while any Share Option remains outstanding and unexercised, the provisions of this Plan shall remain in full force to the extent necessary to give effect to the exercise of any such Share Option.
BeiGene 2022 Proxy Statement :: B-9

Appendix B
SECTION 15.   STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Shares or other consideration not received by a Grantee, a Grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Shares or make payments with respect to Awards, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
SECTION 16.   GENERAL PROVISIONS
(a)   No Distribution.   The Administrator may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to their distribution.
(b)   Delivery of Share Certificates.   Share certificates to Grantees under this Plan shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company has mailed such certificates to the Grantee at the Grantee’s last known address on file with the Company. Uncertificated Shares shall be deemed delivered for all purposes when the Company or a share transfer agent of the Company shall have given to the Grantee by electronic mail (with proof of receipt) or by mail to the Grantee at the Grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything to the contrary in this Plan, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares or ADSs are listed, quoted or traded. All share certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Shares or ADSs are listed, quoted or traded. The Administrator may place legends on any share certificate to reference restrictions applicable to the Shares. In addition to the terms and conditions of this Plan, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)   Shareholder Rights.   Until the name of the Grantee appears in the register of members of the Company, which is prima facie evidence that the Grantee is a shareholder of the Company, no right to vote or receive dividends or any other rights of a shareholder will exist with respect to Shares to be issued in connection with an Award, notwithstanding the exercise of a Share Option or any other action by the Grantee with respect to an Award.
(d)   Other Compensation Arrangements; No Employment Rights.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)   Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)   Clawback Policy.   Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.
SECTION 17.   EFFECTIVE DATE OF PLAN
The 2016 Share Option and Incentive Plan became effective immediately prior to the effectiveness of the Company’s registration statement relating to its initial public offering in the United States, following shareholder approval in accordance with the law of the Cayman Islands and the Company’s articles of association, and this Second Amended and Restated 2016 Share Option and Incentive Plan shall become effective upon shareholder approval in accordance with the law of the Cayman Islands and the Company’s articles of association. No grants of Share Options and other Awards may be made under this Plan after November 7, 2028.
B-10 :: BeiGene 2022 Proxy Statement

Appendix B
SECTION 18.   GOVERNING LAW
This Plan and all Awards and actions taken under them shall be governed by, and construed in accordance with, the laws of the Cayman Islands. In relation to any proceeding arising out of or in connection with this Plan, the Company and the Grantees irrevocably submit to the exclusive jurisdiction of the Cayman Islands courts.
DATE APPROVED BY BOARD OF DIRECTORS: January 14, 2016
DATE APPROVED BY SHAREHOLDERS: January 14, 2016
DATE OF APPROVAL OF AMENDED AND RESTATED PLAN BY BOARD OF DIRECTORS: August 7, 2018
DATE OF APPROVAL OF SECOND AMENDED AND RESTATED PLAN BY BOARD OF DIRECTORS: November 7, 2018
DATE APPROVAL OF SECOND AMENDED AND RESTATED PLAN BY SHAREHOLDERS: December 7, 2018
BeiGene 2022 Proxy Statement :: B-11

Appendix B
AMENDMENT NO. 1
TO
BEIGENE, LTD. SECOND AMENDED AND RESTATED
2016 SHARE OPTION AND EQUITY PLAN
This Amendment No. 1 (the “Amendment No. 1”) to the BeiGene, Ltd. Second Amended and Restated 2016 Share Option and Equity Plan (the “Plan”) is effective as of the date this Amendment No. 1 is approved by the shareholders of BeiGene, Ltd., a Cayman Islands exempted company incorporated with limited liability (the “Company”), as specified below.
Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:
“(a) Shares Issuable. The maximum number of Shares that have been reserved and available for issuance under the Plan shall be 217,023,772 Shares, of which 88,059,555 Shares are reserved and remain available for issuance (representing approximately 8.7% (or less) of the issued share capital of the Company as of June 17, 2020, being the effective date of the approval of the Amendment No. 1 to the second amended and restated Plan by the shareholders (the “Amended Effective Date”)). For purposes of this limitation, the Shares underlying any awards granted under this Plan or the Company’s 2011 Option Plan (including any grants made prior to the Amended Effective Date) that are forfeited, canceled, held back upon exercise of an Option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan, provided that (i) the Shares reserved and available for issuance under the Plan and the Company’s 2018 Inducement Equity Plan (as amended and restated) shall not exceed 100,797,681 Shares as of the Amended Effective Date, being 10% of the issued share capital of the Company as of the Amended Effective Date, (ii) where the Company cancels an Option and issues a new Option to the same Grantee, the issue of such new Option shall be made only to the extent that there are Shares reserved and available for issuance excluding the cancelled Option and (iii) notwithstanding the foregoing, no Shares underlying any Share Options granted under this Plan or the Company’s 2011 Option Plan (including any grants made prior to the Amended Effective Date) shall be added back to the Shares available for issuance under the Plan unless such Share Options have lapsed or otherwise been terminated in accordance with the terms of the Plan or the 2011 Option Plan. In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.”
The last sentence of Section 17 of the Plan is hereby deleted in its entirety and replaced with the following:
“No grants of Share Options and other Awards may be made under this Plan after April 13, 2030.”
Except as provided above, the Plan shall remain in full force and effect without modification.
DATE APPROVED BY BOARD OF DIRECTORS: April 13, 2020
DATE APPROVED BY SHAREHOLDERS: June 17, 2020
B-12 :: BeiGene 2022 Proxy Statement

Cayman Islands Company No. 247127
BEIGENE, LTD.
百濟神州有限公司
(Stock Code: NASDAQ: BGNE | HKEX: 06160 | SSE: 688235)
(the “Company”)

FORM OF PROXY

I/We
Please Print Name(s)
of
Please Print Address(es)
being (a) shareholder(s) of the Company, hereby appoint the Chairman of the meeting or of
Please Print Name		Please Print Address
as my/our proxy to vote all of my/our ordinary shares or                 ordinary shares for me/us and on my/our behalf at the annual general meeting of the shareholders of the Company (the “Annual Meeting”) to be held on June 22, 2022 at 7:00 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands and at any adjournment of the Annual Meeting.
The Board of Directors of the Company (the “Board of Directors”) recommends a vote FOR resolutions 1 through 18.
My/Our proxy is instructed to vote on the resolutions specified below:
For	Against	Abstain
Resolution 1 — Ordinary Resolution
THAT Anthony C. Hooper be and is hereby re-elected to serve as a Class III director of the Company until the 2025 annual general meeting of the shareholders of the Company and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
☐	☐	☐
Resolution 2 — Ordinary Resolution
THAT Ranjeev Krishana be and is hereby re-elected to serve as a Class III director of the Company until the 2025 annual general meeting of the shareholders of the Company and until his successor  is duly elected and qualified, subject to his earlier resignation or removal.
☐	☐	☐
Resolution 3 — Ordinary Resolution
THAT Xiaodong Wang be and is hereby re-elected to serve as a Class III director of the Company until the 2025 annual general meeting of the shareholders of the Company and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
☐	☐	☐
Resolution 4 — Ordinary Resolution
THAT Qingqing Yi be and is hereby re-elected to serve as a Class III director until the 2025 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
☐	☐	☐
Resolution 5 — Ordinary Resolution
THAT Margaret Dugan be and is hereby re-elected to serve as a Class I director until the 2023 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal.
☐	☐	☐

i

	For	Against	Abstain
Resolution 6 — Ordinary Resolution
THAT Alessandro Riva be and is hereby re-elected to serve as a Class I director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
	☐	☐	☐
Resolution 7 — Ordinary Resolution
THAT the selection of Ernst & Young LLP, Ernst & Young Hua Ming LLP and Ernst & Young as the Company’s reporting accounting firms for the fiscal year ending December 31, 2022 be and is hereby approved, ratified and confirmed.
	☐	☐	☐
Resolution 8 — Ordinary Resolution
THAT the granting of a share issue mandate to the Board of Directors to issue, allot or deal with (i) unissued ordinary shares (excluding our ordinary shares listed on the STAR Market and traded in RMB (“RMB shares”)) and/or American Depositary Shares (“ADSs”) not exceeding 20% of the total number of issued ordinary shares (excluding RMB shares) of the Company and/or (ii) unissued RMB shares not exceeding 20% of the total number of issued RMB shares of the Company, each as of the date of passing of this ordinary resolution up to the next annual general meeting of shareholders of the Company be and is hereby approved.	☐	☐	☐
Resolution 9 — Ordinary Resolution
THAT the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company be and is hereby approved.	☐	☐	☐
Resolution 10 — Ordinary Resolution
THAT the Company and its underwriters be and are hereby authorized, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the “Existing Shareholders”), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth in Resolution 8 for a period of five years, which period will be subject to an extension on a rolling basis each year.	☐	☐	☐
Resolution 11 — Ordinary Resolution
THAT the Company and its underwriters be and are hereby authorized, in their sole discretion, to allocate to Amgen Inc. (“Amgen”), up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth in Resolution 8 for a period of five years, which period will be subject to an extension on a rolling basis each year.	☐	☐	☐
Resolution 12 — Ordinary Resolution
THAT the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 to the Share Purchase Agreement dated October 31, 2019, as amended, by and between the Company and Amgen be and is hereby approved.	☐	☐	☐
Resolution 13 — Ordinary Resolution
THAT the grant of restricted share units (“RSUs”) with a grant date fair value of US$4,000,000 to Mr. John V. Oyler under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in the Proxy Statement, be and is hereby approved.
	☐	☐	☐

	For	Against	Abstain
Resolution 14 — Ordinary Resolution
THAT the grant of RSUs with a grant date fair value of US$1,000,000 to Dr. Xiaodong Wang under the 2016 Plan, according to the terms and conditions described in the Proxy Statement, be and is hereby approved.
	☐	☐	☐
Resolution 15 — Ordinary Resolution
THAT the grant of RSUs with a grant date fair value of US$200,000 to each of other non-executive and independent non-executive directors, Mr. Anthony C. Hooper, Mr. Timothy Chen, Dr. Margaret Dugan, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, and Mr. Qingqing Yi, under the Second Amended and Restated 2016 Share Option and Incentive Plan (as amended, the “2016 Plan”), according to the terms and conditions described in the Proxy Statement, be and is hereby approved.	☐	☐	☐
Resolution 16 — Ordinary Resolution
THAT the Amendment No. 2 to the 2016 Plan to increase the number of authorized shares available for issuance by 66,300,000 ordinary shares, be and is hereby approved, subject to the condition that the number of ordinary shares that may be issued under new options granted under the 2016 Plan and the 2018 Inducement Plan may not exceed 10% of the issued share capital as of the date of the shareholders’ resolution approving Amendment No. 2 to the 2016 Plan.	☐	☐	☐
Resolution 17 — Ordinary Resolution THAT, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, be and is hereby approved.	☐	☐	☐
Resolution 18 — Ordinary Resolution
THAT the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above, be and is hereby approved.
	☐	☐	☐
Please tick to indicate your voting preference. This proxy, when properly executed, will be voted in the manner directed herein. If you do not complete this section, your proxy will: (i) vote in the manner recommended by the Board of Directors on the above matters presented in the proxy statement (the “Proxy Statement”) dated on or about           , 2022 provided with this form of proxy; and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the Annual Meeting.
Signed:	Date:	, 2022
Name:

NOTES
1.
This proxy is solicited by the Board of Directors. A proxy need not be a shareholder of the Company. A member may appoint a proxy of his/her own choice. If you wish to appoint someone else, please delete the words “the Chairman of the meeting” and insert the name of the person whom you wish to appoint in the space provided. The Chairman of the meeting will act as your proxy, whether or not such deletion is made, if no other name is inserted. If you wish to vote less than all of the ordinary shares held by you, please delete the words “all of my/our ordinary shares” and insert the number of the ordinary shares that you wish to vote. If you wish to use less than all your votes, or to cast some of your votes “FOR” and some of your votes “AGAINST” a particular resolution and some of your votes “ABSTAIN” from voting on a particular resolution, you must write the number of votes in the relevant box(es).

2.
If this form is returned without an indication as to how the proxy shall vote, the proxy will (i) vote in the manner recommended by the Board of Directors on the above matters presented in the Proxy Statement and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the Annual Meeting.

3.
If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution. Abstentions will be counted for the purpose of determining the presence or absence of a quorum.

4.
This form of proxy is for use by shareholders only. If the appointor is a corporate entity this form of proxy must either be under its seal or under the hand of an officer or attorney duly authorized for that purpose.

5.
To be valid, this form must be properly executed, dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) as follows:

a.
Persons who hold our ordinary shares directly on our Cayman Islands register of members at 5:00 a.m. Cayman Islands Time on April 18, 2022 (the “Record Date”) must either (1) return an executed form of proxy (a) by mail or by hand to the offices of the Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (b) by email at BeiGene@mourant.com, so as to be received before 7:00 a.m. Cayman Islands Time / 8:00 a.m. New York Time / 8:00 p.m. Hong Kong Time on June 20, 2022; or (2) attend the Annual Meeting in person to vote on the proposals.

b.
Persons who hold our ordinary shares directly on our Hong Kong register of members on the Record Date must either (1) return an executed form of proxy by mail or by hand to the offices of our registrar in Hong Kong (the “HK Registrar”): Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong so as to be received before 7:00 a.m. Cayman Islands Time / 8:00 a.m. New York Time / 8:00 p.m. Hong Kong Time on June 20, 2022; or (2) attend the Annual Meeting in person to vote on the proposals.

c.
Persons who hold our RMB shares listed on the STAR Market of the Shanghai Stock Exchange on the Record Date must either (1) vote through the online voting systems of the Shanghai Stock Exchange; or (2) attend the Annual Meeting in person to vote on the proposals. For online voting arrangements, holders of our RMB shares as of the Record Date who wish to exercise their voting rights can vote either through (i) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the STAR Market on June 22, 2022; or (ii) the internet voting platform of the Shanghai Stock Exchange (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on June 22, 2022. Further announcement will be made by the Company on the website of the Shanghai Stock Exchange regarding the voting arrangements for holders of RMB shares listed on the STAR Market of the Shanghai Stock Exchange in accordance with the STAR Market Rules.

6.
Any alterations made to this form must be initialed by you.

7.
You may revoke a previously submitted proxy by (i) re-submitting this form of proxy by mail or email or by hand before 7:00 a.m. Cayman Islands Time / 8:00 a.m. New York Time / 8:00 p.m. Hong Kong Time on June 20, 2022 or (ii) attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent form of proxy must be received by the Cayman Registrar or the HK Registrar, as applicable, prior to 7:00 a.m. Cayman Islands Time / 8:00 a.m. New York Time / 8:00 p.m. Hong Kong Time on June 20, 2022. Such written notice of revocation or subsequent form of proxy should be sent to the Cayman Registrar or the Hong Kong Registrar, as applicable, by mail or email or by hand.

8.
The completion and return of this form will not prevent you from attending the Annual Meeting and voting in person should you so wish, although attendance at the Annual Meeting will not in and of itself revoke this proxy.

9.
In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).

10.
In the event that it is not possible or advisable for you to travel to the Cayman Islands to attend the Annual Meeting in person due to the COVID-19 pandemic, you must vote your shares prior to the Annual Meeting by returning an executed form of proxy as described above. Additionally, you may revoke a previously submitted form of proxy at any time by re- submitting this form of proxy by mail or email or by hand before 7:00 a.m. Cayman Islands Time / 8:00 a.m. New York Time / 8:00 p.m. Hong Kong Time on June 20, 2022.

PERSONAL INFORMATION COLLECTION STATEMENT
Your supply of your and your proxy’s (or proxies’) name(s) and address(es) is on a voluntary basis for the purpose of processing your request for the appointment of a proxy (or proxies) and your voting instructions for the Annual Meeting of the Company (the “Purposes”). We may transfer your and your proxy’s (or proxies’) name(s) and address(es) to our agent, contractor, or third-party service provider who provides administrative, computer and other services to us for use in connection with the Purposes and to such parties who are authorized by law to request the information or are otherwise relevant for the Purposes and need to receive the information. Your and your proxy’s (or proxies’) name(s) and address(es) will be retained for such period as may be necessary to fulfill the Purposes. Request for access to and/or correction of the relevant personal data can be made in accordance with the provisions of the Personal Data (Privacy) Ordinance and any such request should be in writing by mail to Computershare Hong Kong Investor Services Limited at the above address.